UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2021

Item 1. Reports to Stockholders

Annual report

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2021

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 914-0278. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Optimum Funds or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2021, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Investment products and advisory services are distributed and offered by and referred through affiliates which include Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC)-registered investment advisor. Investment advisory services are provided by a series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management reviews
Optimum Fixed Income Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+5.37%
Optimum Fixed Income Fund (Class A shares)	1-year return	+5.21%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+0.71%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 18.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks a high level of income and may also seek growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market review

Shortly into the Fund’s fiscal year, in the second calendar quarter of 2020, risk appetites began to improve considerably following positive developments that included the easing of COVID-19-related lockdown measures, improving economic data, and continued fiscal and monetary policy support. Global equities rallied, credit spreads tightened considerably, and the US dollar weakened. International government bond yield moves were broadly mixed, with yield curves steepening in some regions, as longer-term rates rose while central bank activity generally anchored short-term rates at low levels. Economic data pointed to recovery under way: Global Purchasing Managers’ Indices (PMIs) improved following sharp declines, unemployment fell from record peaks, and global central banks and policymakers reaffirmed commitments to supportive policy and quantitative easing (QE) measures. Geopolitical tensions also garnered headlines, as social unrest spread across the United States.

Despite an uptick in volatility toward the end of the third calendar quarter of 2020, risk assets broadly gained amid a rebound in economic data, heightened optimism around a potential COVID-19 vaccine, and ongoing global policy support. Risk appetites were generally robust, though concerns regarding the pandemic and the likelihood of US fiscal stimulus contributed to some reversal late in September. Still, global equities rose, credit spreads tightened, and the US dollar weakened relative to other developed market currencies. Although global economic data continued to improve, there were some signs of weakness that underscored the fragile nature of the global economic recovery. US labor market data indicated gradual improvement and core inflation rose, while consumer sentiment lagged and small businesses largely struggled to reopen. Concerns persisted as the global COVID-19 case count surpassed 33 million and deaths surpassed one million during the quarter. US-China tensions re-escalated. Brexit headlines and ongoing US election news added to the political uncertainty.

In the fourth calendar quarter of 2020, vaccine approvals, more policy stimulus, and clarity on US election results bolstered market optimism. Improving US labor market data outpaced expectations, even though total job gains had not yet recovered all the jobs lost in March and April of 2020. US equity markets largely ignored renewed lockdowns and the economic recovery’s decelerating pace. Credit spreads tightened, and the US dollar weakened. Most types of broad credit spreads finished 2020 only modestly wider. Demand concerns continued to plague sectors such as energy. Various other geopolitical topics also made headlines. Joe Biden was affirmed as president, and two runoff elections in Georgia gave Democrats control of the Senate. Also of note, the Trump administration hardened its rhetoric and policy against China, fueling further tensions, and a trade deal between the United Kingdom and the European Union alleviated some lingering Brexit concerns.

The new calendar year started off on uneven footing as market sentiment oscillated between optimism for recovery and uncertainty over the pace of vaccinations and new lockdown restrictions. Adding to volatility, erratic retail trading activity dominated headlines, while some corporate earnings disappointed. Sovereign bond yields climbed and global equities generally rose as markets digested expectations for both higher growth and inflation. Repricing in market expectations for the US Federal Reserve’s rate policy and the Biden administration’s large fiscal support proposal contributed to higher yields. Vaccination programs progressed globally, and winter lockdowns showed signs of slowing COVID-19 infection rates that had surged from holiday gatherings. That said, while the pace of the rollout picked up in the US, the UK, and Israel, supply-related delays and new COVID variants remained sources of concern.

The Fund’s fiscal year contained both one of the most distressed periods in modern economic history and an equally swift market

Portfolio management reviews
Optimum Fixed Income Fund

recovery. The period brought about the greatest pandemic of modern times, featuring market disruptions and economic distress on a scale comparable only to the start of the Great Depression, against the backdrop of immense human suffering and sociopolitical distress. Yet the fiscal year also saw rapid and effective global monetary and fiscal intervention, including support of securities ranging from US Treasurys and agency mortgage-backed securities (MBS) to corporate bonds, exchange-traded funds (ETFs), and trillions of dollars’ worth of global fiscal stimulus implemented mere weeks after the pandemic’s onset.

While the loss of human life was immense, modern technology delivered vaccines with generally high efficacy rates by the end of 2020. More so, despite the significant sociopolitical headwinds, including racial inequities brought to the fore in the US, concern over an orderly handover of power in the White House, and a violent attack on the US Capitol, the political shift in the US delivered an additional $1.9 trillion of American stimulus likely to help lift the global economy. As a result, by March 31, 2021, yield spreads ended near all-time tight levels and interest rates moved significantly above the record lows of the summer of 2020.

Source: Bloomberg, unless noted otherwise.

Fund performance

For the fiscal year ended March 31, 2021, Optimum Fixed Income Fund outperformed its benchmark index, the Bloomberg Barclays US Aggregate Index, with positive results from each of the Fund’s component parts, managed by DMC and PIMCO. The following remarks describe factors that affected relative performance within these respective portions.

DMC

For the fiscal year, DMC’s portion of Optimum Fixed Income Fund outperformed the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index.

DMC believes its portfolio management strategy was well suited for managing a highly volatile environment. By design, during periods of tight spreads and high liquidity, such as before the pandemic, DMC builds a liquid capital reserve of Treasurys, agency MBS, and cash by reducing risks in areas such as high yield, investment grade corporates, and emerging markets debt. Conversely, as COVID-19 struck in March 2020, DMC shifted gears by seeking to capture opportunities in dislocated markets across the entire investable universe.

In its portion of the Fund, DMC initially increased the allocation to investment grade corporate bonds by roughly 10 percentage points, focusing on individual issuers’ liquidity and the ability of their business models to survive the fallout from the pandemic. With further government support and greater clarity around health mitigation strategies, DMC also increased allocations to US dollar-denominated emerging market issuers and high yield issuers. Early in 2021, to help mitigate near-term potential inflationary pressures, DMC increased its Treasury inflation-protected securities (TIPS) exposure by roughly 5.5 percentage points and shifted its duration focus from modest long duration at the pandemic’s peak to modest short duration after interest rates reached historic lows. These strategies collectively benefited from the eventual recovery in spread sectors, increase in inflationary expectations, and rise in interest rates.

As a result, all three major levers of excess return contributed to performance in DMC’s portion of the Fund: sector allocation, yield curve management, and security selection.

Specifically, DMC’s risk management approach to yield curve positioning benefited from the yield curve steepening late in the fiscal year and its shift to a modest short duration from a modest long duration initially benefited from the decline in interest rates and, eventually, the increase in the 10-year US Treasury yield, from 0.5% to 1.7% by fiscal year end.

DMC’s shift to overweight investment grade corporates starting in March 2020, and the subsequent increase in its allocation to high yield and emerging markets debt, were the key contributors to sector returns in DMC’s portion of the Fund. DMC monetized returns in investment grade corporates by the end of 2020 and into 2021 by reducing the allocation by roughly 10 percentage points once spreads returned to near all-time tights, shifting more to agency MBS to increase portfolio liquidity and reduce credit risk. Simultaneously, DMC chose to maintain the higher allocation to high yield and emerging markets debt in its portion of the Fund as it believed these should continue to benefit from the strong reflationary tailwinds early in 2021.

At the security level, key contributors included issuers DMC had identified as well-positioned survivors within COVID-19-affected sectors, such as Delta Air Lines Inc. in the airlines sector. Selection within energy, including Marathon Oil Corp., benefited from the eventual recovery in oil prices combined with issuer resilience and liquidity. DMC continues to hold these securities in its portion of the Fund.

By contrast, certain decisions detracted from performance in DMC’s portion of the Fund. An underweight to agency MBS, as a source of funding for the higher yielding sectors, modestly detracted because the sector produced strong returns while DMC lightened the exposure in its portion of the Fund.

In addition, DMC’s underweight to more defensive segments such as government-related issuers, including agencies and taxable municipal bonds, detracted from returns because these securities outperformed duration-equivalent Treasurys.

Because of the fiscal year’s timing relative to the pandemic, most issuers outperformed government benchmarks. Thus, the individual detractors in DMC’s portion of the Fund largely were more defensive securities that didn’t experience as full a recovery, such as certain utility securities within corporates. In addition, while DMC takes a diversified approach to security selection within emerging markets, limited exposures to issuers that struggled during the pandemic, such as Republic of Argentina bonds and Aerovias de Mexico SA de CV, modestly detracted from performance in DMC’s portion of the Fund.

During the fiscal year, DMC used a variety of derivatives, including Treasury futures used primarily as a tool to manage yield curve risk. It also used credit default swaps and currency hedges. The use of derivatives added slightly more than 0.50 percentage points to performance for DMC’s portion of the Fund for the fiscal year.

PIMCO

For the fiscal year, PIMCO’s portion of the Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index.

Interest rate strategies contributed to performance for PIMCO’s portion of the Fund. US yield curve positioning was beneficial, including an underweight to long-term rates, as intermediate and long-end US Treasury yields rose over the fiscal year. An underweight to front-end rates partially offset this, as short rates fell. Non-US interest rate strategies contributed to performance in PIMCO’s portion of the Fund, including an overweight to Italian duration and short exposure to UK interest rates. An allocation to Canadian duration modestly detracted from performance as Canadian yields rose.

Spread sector strategies added to returns in PIMCO’s portion of the Fund during the fiscal year. Holdings of nonagency mortgages contributed to performance amid broader market stabilization and continued strong fundamentals, while security selection within commercial mortgage-backed securities (CMBS) detracted from performance in PIMCO’s portion of the Fund. Relative value positioning within agency MBS also contributed to performance for PIMCO. An allocation to US TIPS contributed to performance as inflation expectations rose, and holdings of energy-related emerging market quasi-sovereign external debt also aided performance. Credit strategies detracted overall as the negative effect of an underweight to investment grade corporate credit more than offset contributions from an allocation to high yield corporate credit.

Currency strategies were neutral overall for performance in PIMCO’s portion of the Fund. A long-dollar bias relative to a basket of Latin American emerging market currencies detracted from performance, while exposure to the British pound contributed to returns.

At fiscal year end, PIMCO continued to favor US interest rate exposure relative to other developed markets, including the UK. While rates may still drift higher, PIMCO’s management believes much of the move is likely behind us and that the extent of steepening could make the middle of the curve (medium-term bonds) attractive. PIMCO maintained a broad underweight to corporate credit and continued to have a bias toward liquid and high-quality names, while de-emphasizing generic corporate credit exposure. PIMCO continued to favor diversified spread exposure and agency MBS, given their appealing valuations, in PIMCO’s view. It also continued to favor senior positions in mortgage credit given the asset’s inherent fundamental strength and the deleveraging nature. PIMCO is focused on maintaining a high level of liquidity in its portion of the Fund.

PIMCO used several types of derivatives to seek to manage risks associated with market volatility and interest rate risk. However, the use of credit default swaps, forwards, futures, interest rate swaps, options, and swaptions did not have a material impact on performance during the fiscal year within PIMCO’s portion of the Fund.

Portfolio management reviews
Optimum International Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum International Fund (Institutional Class shares)*	1-year return	+58.48%
Optimum International Fund (Class A shares)*	1-year return	+58.04%
MSCI ACWI ex USA Index (net) (benchmark)	1-year return	+49.41%
MSCI ACWI ex USA Index (gross) (benchmark)	1-year return	+50.03%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 21.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)
EARNEST Partners LLC (EARNEST)

Market review

The Fund’s fiscal year ended March 31, 2021, began following markets’ most challenging quarter since the depths of the 2008 global financial crisis. In the first quarter of 2020, prior to the start of the Fund’s fiscal year, financial markets had plunged precipitously as investors reacted to the worldwide economic shutdowns imposed to curtail the rapidly spreading COVID-19 pandemic. Worldwide, governments and central banks responded just as rapidly with unprecedented levels of fiscal and monetary stimulus.

Given the sizable fiscal stimulus, economies began to recover during the Fund’s fiscal year, albeit slowly. Broad uncertainty about the speed and scope of recovery persisted throughout the period. Equity investors displayed no hesitancy, however, and markets responded enthusiastically to the monetary support provided by central banks, underscoring an apparent disconnect with economic reality and the true prospects of recovery. Such support, while swift and substantial, may have obscured several downside risks and set expectations that governments will continue to flood economies with aid.

Nonetheless, the arrival of a COVID-19 vaccine in December spurred investor optimism further and encouraged a risk rally into sectors that had been beaten down earlier in the year. Equities were further buoyed by central banks’ commitments to remain accommodative for the foreseeable future, the 11th-hour Brexit deal, and the US election results. Still, global trade dynamics remained in flux, further disrupted by China’s efforts to disentangle itself from global supply chains.

Global equity markets continued to ascend in the first calendar quarter of 2021 as investors gained confidence in the global economy’s ability to adapt to the ongoing coronavirus pandemic. International equity markets, as represented by the MSCI ACWI (All Country World Index) ex USA Index (net), rose 3.5% for the quarter and finished the 12-month period up 49.4%.

As the fiscal year ended, investors were looking beyond the near-term effects of the pandemic, incorporating the global vaccination rollout, continued government stimulus measures, and the adaptability of global businesses into projections of future earnings growth. The decrease in new case numbers, relaxation of business restrictions, and a continued low interest rate environment buoyed retail sales. In the United States, progress on the rollout of vaccinations continued. By the end of the fiscal year, more than 15% of the US population had received a COVID-19 vaccine. Many areas of the economy experienced expanded activity as the government’s stimulus measures supported new purchases of durable goods and home prices reached record highs.

Source: Bloomberg, unless noted otherwise.

Fund performance

For the fiscal year ended March 31, 2021, Optimum International Fund outperformed its benchmark, the MSCI ACWI ex USA Index. Both Acadian’s and EARNEST’s portions of the Fund outperformed the benchmark, generally on the strength of positive stock selection. Acadian’s portion of the Fund benefited from stock selection and an overweight position in South Korea, along with favorable stock selection in the United Kingdom. At the sector level, Acadian’s portion of the Fund benefited from stock selection in the consumer discretionary sector and stock selection and an overweight in the information technology (IT) sector. Stock selection in Switzerland and the Netherlands detracted from performance in Acadian’s portion of the Fund, as did stock selection and an overweight to the healthcare sector. EARNEST’s portion of the Fund benefited from its allocations to both emerging and developed market countries. On a sector basis, EARNEST’s portion of the Fund benefited from its investments in consumer discretionary, communication services, and materials. Consumer staples and healthcare detracted from performance for EARNEST’s portion of the Fund.

Acadian

Acadian focuses on its disciplined, value-focused, multifactor approach and manages its portion of the Fund with what it views as consistency, objectivity, and appropriate risk controls. Acadian believes that the coronavirus pandemic has created a new set of challenges for global equities and that the current situation is fluid and evolving. In these circumstances, Acadian’s approach is to maintain a calm and measured perspective, removing human emotion. Acadian believes it would be counterproductive to overreact to exceptional conditions by making wholesale changes to its portion of the Fund.

South Korean consumer electronics company LG Electronics Inc. was a leading contributor to performance in Acadian’s portion of the Fund. Shares jumped in December 2020 after the company announced a joint venture with Canadian auto parts maker Magna International Inc. to develop key components for electric cars.

A holding in Australian miner Fortescue Metals Group Ltd. also contributed significantly to performance for Acadian’s portion of the Fund, as the company benefited from rising iron-ore prices.

A position in Swiss pharmaceutical company Roche Holding AG was a significant detractor from performance in Acadian’s portion of the Fund for the fiscal year. Roche is a leading global healthcare company engaged in the development, manufacturing, and marketing of drugs, advanced biologics, and medical devices. Roche generates most of its revenue from the sale of pharmaceuticals. Its diagnostics division is smaller but has been faster growing. While the company’s COVID-19 antibody tests filled a necessary market need, third-quarter drug sales fell short of expectations. Nonetheless, at period end, Acadian maintained a positive view of Roche.

A lack of exposure to Taiwanese chipmaker Taiwan Semiconductor Manufacturing Co. Ltd. proved costly to Acadian’s portion of the Fund. The company benefited over the past year from higher demand for semiconductor chips. At period end, Acadian maintained a positive view of Taiwan Semiconductor, though considered the shares to be overvalued.

EARNEST

As a bottom-up (stock-by-stock), fundamental manager, EARNEST looks beyond the quarter-over-quarter noise of the market and strives to position its portion of the Fund for growth over a full market cycle. As a function of its bottom-up investment process the portfolio continues to express a relative overweight to developed countries.

Barclays PLC, a multinational investment bank and financial services company headquartered in the UK, was a leading contributor to performance in EARNEST’s portion of Fund. Despite year-over-year revenue contraction, recent results indicate Barclays’ performance fared considerably more favorably than consensus estimates. Barclays continued to generate attractive returns in its UK business, and EARNEST believes the company is well positioned to execute its long-term growth strategy.

Eurofins Scientific SE was another leading contributor in EARNEST’s portion of the Fund for the fiscal year. Eurofins Scientific is a healthcare company that offers testing and laboratory services to support clinical trials for discovery pharmaceuticals. During the pandemic, Eurofins Scientific benefited both from increased drug trials as companies raced to find a viable cure and from increased demand for widespread testing.

Banco Bradesco S.A., the second-largest private sector bank in Brazil in terms of total assets, was a significant detractor from performance in EARNEST’s portion of the Fund. The bank offers a variety of traditional services from lending to credit cards to insurance. Headquartered in Brazil, the company has more than 5,000 bank branches worldwide. COVID-19 impaired borrowers’ ability to make loan payments and many investors reacted negatively to bank stocks on the notion that nonperforming loans would increase and ultimately reduce profitability. Banco Bradesco was not immune to this dynamic. Its shares finished the Fund’s fiscal year with an absolute gain but trailed the benchmark’s strong return.

TravelSky Technology Ltd. also detracted from performance in EARNEST’s portion of the Fund. The company is a leading provider of IT and commercial services in China’s air travel and tourism industry. Its clients include airlines, airports, travel agencies, and individual and corporate travel consumers. During the onset of the pandemic, air travel in China fell from 85 million passengers a day to less than 10 million passengers a day. The valuation of the shares contracted to levels that suggested bookings would remain significantly depressed. EARNEST initially purchased the stock at what it viewed as an attractive valuation and, while it appreciated on an absolute basis during the fiscal year, the gain fell short of the benchmark’s return.

Portfolio management reviews
Optimum International Fund

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management reviews
Optimum Large Cap Growth Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+58.11%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+57.75%
Russell 1000® Growth Index (benchmark)	1-year return	+62.74%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 24.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

ClearBridge Investments, LLC (ClearBridge)
T. Rowe Price Associates, Inc. (T. Rowe Price)

Market review

Following the pandemic-induced, severe selloff in March 2020, US equities staged a remarkable recovery during the Fund’s fiscal year ended March 31, 2021. Equities had sold off suddenly and steeply when investor concern over the spread of COVID-19 was quickly followed by stringent worldwide economic shutdowns. Just as quickly, both governments and central banks around the world responded with unprecedented levels of fiscal and monetary stimulus that had investors flocking back to the markets.

Worldwide, economies were slower to respond. Restrictions on travel, dining, entertainment, and other group gatherings and activities led to severe economic losses. Many governments provided relief to prevent a severe depression from taking hold. In the United States, the initial round of fiscal stimulus – including direct payments to individuals, enhanced unemployment benefits, and a payroll protection program for small businesses – was followed by two additional rounds of relief in December 2020 and March 2021. The availability of a COVID-19 vaccine in November buoyed investors but did little to stimulate the economy given the relatively slow initial rollout. Gradually, however, signs of economic recovery became apparent as restrictions on economic activity were reduced and employment gains were notched.

During the Fund’s fiscal year, the large-cap S&P 500® Index advanced 56.35%, in large part because of the monetary support the US Federal Reserve provided. Growth outperformed value stocks by historically wide margins for the first half of the period, but a cyclical comeback driven by vaccine development and hopes for an economic reopening caused value to rally in the second half of the period. For the fiscal year, the Russell 1000 Growth Index gained 62.74% while the Russell 1000® Value Index rose 56.09%.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year ended March 31, 2021. Although ClearBridge and T. Rowe Price both generated positive absolute returns in their respective portions of the Fund, each underperformed relative to the benchmark, citing adverse stock selection and, in ClearBridge’s portion of the Fund, adverse sector allocation decisions as well. Stock selection in the information technology (IT) and consumer discretionary sectors and an underweight to IT also detracted from relative performance in Clearbridge’s portion of the Fund. Overall sector selection helped performance for T. Rowe Price’s portion of the Fund, with IT, consumer discretionary, and utilities detracting while communication services, consumer staples, and real estate contributed.

ClearBridge

ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge’s core holdings are large-cap companies that it believes to be dominant in their industries owing to product, distribution, or service strength.

IT was the leading sector detractor from performance in ClearBridge’s portion of the Fund for the fiscal year, with two companies in particular responsible. salesforce.com Inc. is a leading software-as-a-service (SaaS) provider of customer relationship management solutions. Negative reaction to the company’s proposed acquisition of messaging platform Slack Technologies Inc. weighed on shares, especially in the fourth quarter of 2020 when investors perceived that salesforce overpaid for this acquisition. Early indications, however, suggest the deal will allow Slack to accelerate its penetration in the enterprise market.

Portfolio management reviews
Optimum Large Cap Growth Fund

Splunk Inc. is a maker of data monitoring, analysis, and security software applications for enterprises. A broad giveback in growth stocks, continued confusion around the company’s shift to a subscription model, which affects revenue recognition, and poor communication about disappointing results late in 2020 hurt the stock. Nevertheless, Splunk remains one of the fastest-growing SaaS businesses with its transition to the cloud well ahead of plan.

An underweight to Apple Inc. also hurt relative performance in the first three quarters of the period. Apple’s size in the benchmark had grown so large that holding a benchmark weight or taking an active position would have invalidated the effort to maintain a diversified portfolio, in ClearBridge’s view.

Partially offsetting those results in the IT sector was NVIDIA Corp., a significant contributor to ClearBridge’s portion of the Fund. NVIDIA is a developer of graphics processing units for use in gaming, visual design, and artificial intelligence. The company delivered strong quarterly results throughout the year and raised earnings guidance primarily because of stronger gaming trends and resilience in data center growth.

The industrials sector was the primary contributor to results, led by strong operating results from United Parcel Service Inc. Under a new CEO, UPS has thrived through the pandemic and become a more efficient business.

The healthcare sector also helped performance for ClearBridge’s portion of the Fund. Thermo Fisher Scientific Inc., which played a key role in virus testing and supplies during the COVID-19 lockdowns, also contributed significantly. Not owning several of the largest biopharmaceutical stocks that underperformed for the year also helped ClearBridge’s portion of the Fund.

T. Rowe Price

T. Rowe Price normally invests in stocks of large-cap companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth, the ability to sustain earnings momentum during economic downturns, and occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth. As the country and the world work to return to normal, T. Rowe Price continues to monitor several key market themes.

First, T. Rowe Price believes there will be periods of volatility especially because much of the recovery has been priced into markets. Second, politics and the Biden administration’s emerging priorities will likely remain in the spotlight. Third, disruption caused by new technologies will continue, which in turn should create style dispersions among equity classes. Finally, T. Rowe Price is keeping a vigilant eye out for signs of inflation. While it appears almost certain there will be no disinflation in the near term, markets will also no longer have the tailwind of falling rates longer term, although they could remain at historically low levels if the inflation impulse fades.

IT was the leading relative underperformer in T. Rowe Price’s portion of the Fund, due primarily to weak stock choices including Fidelity National Information Services Inc. Despite less exposure to the costs of acquiring new merchants and more exposure to ecommerce relative to its peers, shares of the company underperformed as social distancing measures weighed on merchant-payment volumes.

Consumer discretionary also underperformed owing to weak stock picks such as Alibaba Group Holding Ltd. An overweight position only partially offset this, however. Despite impressive growth and market share gains for its core ecommerce business, shares of Alibaba traded lower due to persistent regulatory pressure on the company that included an antitrust investigation and the cancellation of the Ant Group initial public offering, a company in which Alibaba owns a 33% stake.

An overweight allocation to the utilities sector detracted from relative results. In contrast, communication services contributed as a result of stock selection, including positions in Snap Inc. and Sea Ltd., and an overweight exposure. Shares of Snap gained over the past 12 months due to increased user growth and engagement in response to social distancing measures, as well as higher advertiser demand and a mix shift toward higher-priced advertising solutions. Shares of Sea also traded higher over the past 12 months as both its gaming and ecommerce businesses experienced accelerating growth, aided by coronavirus-related tailwinds reinforcing a shift toward digitalization.

T. Rowe Price’s lack of exposure to the consumer staples sector also aided relative performance, as the defensive sector lagged the market in a risk-on environment. A significant underweight to real estate also contributed to relative returns.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management reviews
Optimum Large Cap Value Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+51.11%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+50.73%
Russell 1000® Value Index (benchmark)	1-year return	+56.09%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 27.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)
Rothschild & Co

Market review

Financial markets experienced an extraordinarily sharp selloff early in the Fund’s fiscal year as pandemic-related concerns gripped investors. Governments and central banks responded quickly, however, with unprecedented levels of fiscal and monetary stimulus, promoting an unusually rapid recovery. As the fiscal year ended, it appeared that the global economy experienced the shortest – albeit the deepest and steepest – recession in the postwar period. For the fiscal year ended March 31, 2021, the Fund’s benchmark, the Russell 1000 Value Index gained 56.09%.

Nonetheless, as of fiscal year end, the recovery remains subject to an unusually large degree of uncertainty because of questions about the evolution of new coronavirus variants, what their impacts will be, and how quickly effective vaccines can be manufactured and distributed. It remains to be seen whether enough people will get vaccinated to create so-called herd immunity.

The economic stimulus programs proved largely successful in helping to restore market function, ease volatility, and promote a sustained rebound. In the middle of the fiscal year, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to keep the federal funds rate low for longer than under its previous model. Due to relatively manageable external liabilities and persistently low inflation, even emerging market countries were able to implement countercyclical policies –a departure from the usual market-dictated response to “risk off” crises.

Oil prices rose late in the Fund’s fiscal year as Saudi Arabia cut production and optimism grew that global growth would increase as vaccines become more widely available. The rally helped support the bonds of shale-oil producers, as their ability to service debt improved. Prices of many raw materials also rebounded strongly as the global manufacturing sector proved quite resilient during the pandemic.

Investors’ focus turned to the threat of inflation resulting from the monumental levels of economic stimulus and the unleashing of pandemic-induced, pent-up demand. In response to these concerns, global government bond yields have risen materially in recent months, and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Large Cap Value Fund underperformed its benchmark, the Russell 1000 Value Index, for the fiscal year ended March 31, 2021. While Rothschild & Co’s portion of the Fund slightly outperformed the benchmark return, MFS’s portion of the Fund significantly underperformed. Stock selection in the industrials and utilities sectors and an underweight position relative to the benchmark in the consumer discretionary sector detracted from performance in MFS’s portion of the Fund. MFS’s cash position during the period also detracted from performance. Stock selection in information technology and an underweight allocation to both the real estate and communication services sectors benefited MFS’s portion of the Fund. In Rothschild & Co’s portion of the Fund, stock selection was favorable and the primary driver of positive relative performance in the information technology (IT), consumer discretionary, and industrials sectors. Stock selection in the real estate, healthcare, and

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Optimum Large Cap Value Fund

materials sectors detracted from performance in Rothschild & Co’s portion of the Fund, as did a modest cash position.

MFS

MFS has maintained a consistent investment approach since the inception of the strategy it uses to manage its portion of the Fund. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. MFS maintains a disciplined investment philosophy and process that is always focused on investing in high-quality companies trading at what it views as inexpensive valuations. MFS continued to assess the impact of significant changes to the global economic outlook and equity markets because of the ongoing pandemic and hopeful signs of recovery.

MFS held an overweight position in global security company Northrop Grumman Corp. that detracted from performance for the fiscal year. The company is engaged in the provision of security services including cybersecurity for computers and communications. Northrop Grumman is also involved in aerospace systems, designing, and producing manned aircraft, spacecraft, and high-energy laser systems., MFS’s position in defense contractor Lockheed Martin Corp., also in the industrials sector, detracted from performance in its portion of the Fund.

In the utilities sector, overweight positions in power provider FirstEnergy Corp., power and natural gas distributor Duke Energy Corp., and retail electric services provider The Southern Co. weighed on relative returns in MFS’s portion of the Fund. The sector suffered significant declines as power consumption flagged during the pandemic while utility companies generally carried relatively high levels of debt. MFS exited its position in First Energy during the fiscal year.

Overweight positions in pharmaceutical company Merck & Co. Inc. and diversified medical products maker Johnson & Johnson also hindered performance in MFS’s portion of the Fund. MFS’s holding in global food company Nestlé S.A. and its lack of a position in The Walt Disney Co. likewise detracted from performance.

In the IT sector, MFS’s portion of the Fund benefited from the timing of its ownership of semiconductor company Texas Instruments Inc. and of semiconductor solutions provider NXP Semiconductors NV, based in the Netherlands.

Within the communications sector, the lack of a position in telecommunications provider AT&T Inc. and an underweight position in telecommunications services provider Verizon Communications Inc. benefited MFS’s portion of the Fund.

Overweight positions in financial services firm Goldman Sachs Group Inc. and global diversified technology and multi-industrial company Johnson Controls International PLC also contributed to performance in MFS’s portion of the Fund. The lack of positions in investment firm Berkshire Hathaway Inc., biotech firm Gilead Sciences Inc., retailer Walmart Inc., and household products maker Procter & Gamble Co. also added to relative performance in MFS’s portion of the Fund.

Rothschild & Co

Rothschild & Co employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and an ability to exceed market expectations. Rothschild & Co’s investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments fluctuate. That said, the market environment experienced during the most recent fiscal year was largely unprecedented, reflecting the pandemic and the resulting government and central bank fiscal and monetary support. Rothschild & Co believes such environments characterized by volatility can unearth opportunities as pricing inefficiencies develop at the stock level.

In Rothschild & Co’s portion of the Fund, the leading contributors to performance during the fiscal year included infrastructure construction company Quanta Services Inc. The company provides specialized services to electric utilities, cable operators, and telecommunication companies. As such, Rothschild & Co believes the company remains well positioned as the Biden administration pushes for the largest infrastructure bill in decades.

ON Semiconductor Corp. was another leading contributor during the period. With large exposure to cyclical end-markets such as auto, industrials, 5G infrastructure, and cloud computing, ON Semiconductor appears well positioned to benefit from the broad macroeconomic recovery, in Rothschild & Co’s view. The company appointed Hassane El-Khoury as CEO in December 2020. Given his prior success as CEO of Cypress Semiconductor Corp., investors viewed El-Khoury’s appointment favorably. Rothschild & Co believes he will focus his efforts on accelerating revenue growth, rationalizing the manufacturing footprint, and driving margin expansion.

Merck & Co. Inc. was a significant detractor from performance in Rothschild & Co’s portion of the Fund during the fiscal year. Although earnings expectations continued to rise, Merck’s shares suffered from multiple compression. Keytruda, the company’s key oncology asset, has had success in treating lung and other forms of cancer. Unfortunately, this success contributed to product concentration risk, as Keytruda now accounts for nearly 40% of Merck’s revenue. In addition, given the relatively high valuations of acquisition targets, the company has been hesitant to put its strong balance sheet to work to help meaningfully diversify its portfolio. We believe the new

CEO will focus on diversification and help improve the visibility of the company’s inhouse pipeline potential.

Xcel Energy Inc., a regulated utility that has significant operating leverage to renewables investment in the United States, was another significant detractor from performance in Rothschild & Co’s portion of the Fund. As a defensive, yield-oriented stock, Xcel Energy trailed during a risk-on market that favored stocks leveraged to a cyclical recovery. Rothschild & Co continues to hold Xcel Energy in its portion of the Fund, given its view that Xcel has above-average growth prospects relative to peer regulated utilities.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management reviews
Optimum Small-Mid Cap Growth Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+110.06%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+109.54%
Russell 2500TM Growth Index (benchmark)	1-year return	+87.50%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 30.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbus Circle Investors (CCI)
Peregrine Capital Management, LLC (PCM)

Market review

The 12-month period covering the Fund’s fiscal year ended March 31, 2021, was unlike anything investors have seen in modern times. Aggressive fiscal and monetary support in the United States and globally provided a tailwind as financial markets recovered from extreme volatility just before the Fund’s performance period began and the world responded initially to the coronavirus pandemic with widespread shutdowns.

Despite extremely high unemployment rates last spring and unprecedented highs and lows on economic measures such as gross domestic product (GDP), investor optimism grew as the world acclimated to a period full of uncertainty and large swaths of economic disruption.

By the fall and early winter, news of successful vaccine tests and a resolution to the US presidential election were followed by a more proactive approach to dealing with the COVID-19 crisis in the US. This included Congressional passage of additional measures to address economic hardships and advance distribution of the vaccines.

In terms of investment styles, growth stocks, dominated by large technology stocks that benefited from work-from-home trends, performed well early in the 12-month period. However, value and cyclical stocks took leadership as prospects grew for a reopening of the US economy. Overall, small-caps easily outpaced large-caps, as the Russell 2000® Index returned an eye-popping 94.85% versus the Russell 1000® Index’s 60.59% gain for the 12 months ended March 31, 2021.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Small-Mid Cap Growth Fund outperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year. CCI’s portion of the Fund outperformed the benchmark, led by stock selection in the healthcare and consumer discretionary sectors. PCM’s portion of the Fund also outpaced the benchmark, led by stock selection in the industrials and financials sectors.

CCI

CCI uses a growth-oriented investment philosophy of “positive momentum and positive surprise” in which it strives to invest in what it views as good companies getting stronger and in companies whose fundamentals have the potential to exceed investor expectations.

CCI’s portion of the Fund had an excellent year as optimism that increased availability and distribution of COVID-19 vaccines would soon drive a return to normal life combined with the Federal Reserve’s continued accommodative monetary policy to drive strong gains. While CCI was encouraged by the strong start to 2021, the fiscal year was really a tale of two halves. The first half was marked by strong outperformance of secularly driven, positively surprising growth stories, typical of CCI’s investment discipline, that were broadly rewarded for strong fundamentals during the onset of the COVID-19 pandemic, a period of uncertainty where growth was scarce.

The second half of the fiscal year, however, was aided by the addition of several growth stories to CCI’s portfolio that benefited from a broader reopening and improvement of the US economy. CCI was particularly encouraged by the outperformance during this period given the unfavorable backdrop, as expectations for a cyclical rebound drove value to outperform growth across the market capitalization spectrum.

Horizon Therapeutics PLC, a pharmaceutical company focused on treatments for rare and rheumatic diseases, was CCI’s largest contributor for the fiscal year. Tepezza, the first US Food and Drug Administration (FDA)-approved therapy for thyroid eye disease, a debilitating condition with no previous existing treatments, has been an unequivocal success, while Krystexxa, a treatment for uncontrolled gout, continues to show robust demand. In addition, recent share performance was bolstered by a pause in the Phase 2 trial of a competitor’s drug candidate on safety concerns, while the company’s synergistic acquisition of Viela Bio, a biotechnology company with a portfolio of rare autoimmune disease candidates, including commercial drug Uplizna, was received favorably.

SVB Financial Group, a regional bank providing a wide range of financial services targeted primarily to businesses in technology and life sciences was the second largest contributor. The company is reaping the benefits of its differentiated business model as investments in technology firms reach record highs across a variety of industries. It is also one of the most asset-sensitive banks in the country, which CCI thinks positions it well for future interest rate increases.

Avalara Inc., a leading provider of cloud-based tax compliance software, detracted the most from performance for CCI’s portion of the Fund as shares declined despite continued robust fundamentals that supported CCI’s investment thesis. CCI attributes the decline in shares to profit taking in the software group and other highly valued growth stocks, as the market rotated towards cyclical and value shares more likely to benefit from an improvement in the economy during the March quarter. CCI exited its position to fund more attractive ideas.

Amicus Therapeutics Inc., a biotechnology company focused on rare metabolic diseases, also detracted from performance. Shares declined to CCI’s point of sale after Phase 3 data from the PROPEL trial of AT-GAA in Pompe Disease, a condition characterized by severe muscle weakness, missed its primary end point of six-minutes’ walk distance by two meters. Although the study exceeded its secondary end point of forced vital capacity, a measure of respiratory function, which may suggest the drug candidate is still viable, CCI chose to exit its position.

CCI’s portion of the Fund remains most overweight the consumer discretionary sector, including stocks tied to leisure trends that are seen as likely to benefit from consumers looking for experiences outside of their homes after the COVID-19 pandemic. CCI’s portion of the Fund also holds several consumer growth stories tied to economic recovery in the housing and retail markets. Additionally, it continues to be overweight financials, including holdings tied to secular trends within technology and those that will benefit from the recent rise in interest rates. Conversely, CCI remains most underweight healthcare and information technology (IT) stocks, largely because of previously reducing names with, in CCI’s assessment, less favorable risk-reward in favor of more compelling stories in other sectors.

PCM

The industrials and financials sectors were the largest contributors to performance for PCM’s portion of the Fund during the fiscal year. Strength in industrials was broad-based across many of PCM’s holdings in the sector. These stocks sharply recovered from the COVID-19-related market lows of March 2020 due to improved economic visibility and increased likelihood of a large government stimulus and infrastructure bill. In the financial sector, improving economic visibility also drove strong performance of PCM’s bank, capital markets, and insurance holdings in the period.

Technology and consumer discretionary were the largest detractors from performance for PCM’s portion of the Fund. Weakness in technology was driven by PCM’s semiconductor and software holdings, which trailed the larger and more richly valued benchmark names where PCM is underweight due to its valuation discipline. PCM’s underweight to the consumer discretionary sector was also a headwind to performance in the period.

The leading contributor to PCM’s portion of the Fund for the fiscal year was Immunomedics Inc., a biotechnology company focused on the development of antibody-based treatments for various cancers. Following the FDA approval of its product, Trodelvy, the company announced a very strong start to commercialization, which attracted the attention of strategic acquirers looking to bolster their oncology platforms. Gilead Sciences acquired the company for a significant premium in September.

Another contributor to PCM’s portion of the Fund was ASGN Inc., which provides IT staffing services as well as government IT services. After being undeservedly punished during the onset of the COVID-19 pandemic, the stock sharply rebounded during the fiscal year as demand in the company’s core IT staffing and government services businesses proved much more resilient than investors originally thought. The company’s large Fortune 500 clients in the IT staffing business were reluctant to pull back IT-related spending during the pandemic, while the government business provided essential services that saw no negative impact from the pandemic.

The leading detractor from performance in PCM’s portion of the Fund was Strategic Education Inc., a leading provider of online education, targeting masters and post-secondary degrees across a wide variety of specialties. The company had demonstrated a strong track record of topline growth and margin improvement following its formation through the merger of Capella and Strayer Education. However, enrollment growth slowed during the fiscal year as new

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Optimum Small-Mid Cap Growth Fund

students were more reluctant to start a degree program amid the COVID-19-related turmoil. This news, along with a larger acquisition that required equity financing, led the shares to underperform for the period. PCM eliminated the position during the fiscal year.

Another detractor from performance in PCM’s portion of the Fund was Theravance Biopharma Inc., a biopharmaceutical company focused on the development of novel therapeutics in the respiratory and gastrointestinal space. The company’s strong development capabilities have yielded many marketed drugs including Trelegy, a multibillion-dollar chronic obstructive pulmonary disease (COPD) drug marketed by GlaxoSmithKline PLC, where the company receives a royalty which is then used to advance its owned pipeline. However, pipeline delays resulting from the COVID-19 pandemic temporarily pushed back the timing of clinical trial readouts expected in 2020 into the second half of 2021, which caused the stock to underperform for the fiscal year.

PCM’s process focuses on rapidly growing small-cap companies trading at valuations that do not yet reflect that strong growth. PCM is currently most overweight companies in the industrials and financial services sector that it expects to benefit from the anticipated improvement in economic growth and company fundamentals. Conversely, PCM’s portion of the Fund is most underweight the technology and consumer discretionary sectors, where it believes valuations are less attractive.

Portfolio management reviews
Optimum Small-Mid Cap Value Fund

April 6, 2021 (Unaudited)

Performance review (for the year ended March 31, 2021)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+86.63%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+86.21%
Russell 2500™ Value Index (benchmark)	1-year return	+87.47%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 33.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)
Cardinal Capital Management LLC (Cardinal)

The Board of the Trustees of the Fund approved the appointment of Cardinal as a sub-advisor to the Fund during the fiscal year. Cardinal replaced Westwood Management Corp. (Westwood) as a sub-advisor to Optimum Small-Mid Cap Value Fund. Please see the supplement to the Fund’s prospectus, dated October 5, 2020, for more information.

Market review

The stock market transitioned from one extreme to another as spring turned to summer in 2020. The sharp sell-off in March just before the start of the Fund’s fiscal year, driven by the spread of COVID-19, quickly reversed with a strong rally in stocks as monetary and fiscal stimulus were announced and began to find their way to those who desperately needed relief. The unprecedented nature of the pandemic triggered an equally unprecedented response.

In aggregate, the US fiscal and monetary stimulus announced through the fall of 2020 amounted to $9.5 trillion, more than 40% of the country’s annual gross domestic product (GDP). As these programs were announced and implemented, investors began to rotate into the riskiest areas of the market, driven by the belief that there would be additional stimulus should things take a turn for the worse. Macroeconomic data and fundamental results continued to be materially affected by the pandemic while the market climbed higher.

Unemployment peaked at 15% at the end of April. However, the efforts to reopen businesses saw that figure nearly cut in half by October. Similarly, corporate profits began to recover as the summer progressed and companies adapted to the new environment.

Together, these helped push equities swiftly higher as investors projected better times ahead even as the current situation remained highly challenged.

The stock market’s months-long rally accelerated significantly in the fourth quarter of 2020 and into 2021 as the hope for an effective COVID-19 vaccine became a reality. Investors reacted to the vaccine news and the passage of a second stimulus package by investing in a significant amount of small-cap value exchange-traded funds (ETFs), which caused stocks with the smallest market capitalizations, return on equity (ROE), and earnings to outperform. In addition, companies that had been hurt by economic lockdowns saw their stocks rebound sharply, while those that had benefited from people staying at home saw their stock prices lag.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Small-Mid Cap Value Fund slightly underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year ended March 31, 2021. LSV’s portion of the Fund outperformed the benchmark for the fiscal year, benefiting from its deeper value and smaller-size biases. Westwood’s portion of the Fund trailed the benchmark because of poor sector positioning. Favorable stock selection partially offset this, however. Cardinal, which took over from Westwood in mid-October, also underperformed the benchmark because of its relative underexposure to high-flying commodity-sensitive and highly cyclical stocks, which rallied late in the fiscal year.

LSV

The positive impact of LSV’s portion of the Fund relative to the benchmark was evident in both sector and stock selection. LSV’s portfolio was underweight utilities and real estate, the weakest-performing sectors, and overweight consumer discretionary, the strongest-performing sector. Many of LSV’s retail stocks bounced back strongly after big declines in March 2020.

The two biggest contributors to relative performance were Sonic Automotive Inc., the fifth largest auto retailer in the United States,

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Optimum Small-Mid Cap Value Fund

and sporting goods retailer Dick’s Sporting Goods Inc. Both stocks benefited from an improved economic outlook along with positive news on vaccines. LSV’s portion of the Fund continues to own both stocks as LSV believes that valuations remain reasonably compelling. Restaurant company Brinker International Inc. was also a large contributor to relative performance. LSV eventually sold the stock when its valuation profile became less compelling.

The two largest detractors were Piedmont Office Realty Trust Inc., an office real estate investment trust (REIT) that did not keep up with the market, and Huntington Ingalls Industries Inc., America’s largest military ship-building company. Both stocks remain attractively valued by LSV’s model and LSV believes they are well positioned to benefit from the improving economic outlook.

While it is too early to know if an inflection point has been reached where value stocks can have a sustainable rally, prior periods, such as March 2000 and March 2009, indicate that mean reversion can happen swiftly. LSV has advocated for some time now about what it views as the attractive valuations of the quality companies it owns. LSV’s portion of the Fund continues to trade at valuations close to historical lows and the valuation gap between value and growth based on multiple metrics is at its widest level in many years. LSV believes the growth expectations of the deep value companies it owns have been far too pessimistic. These companies are generating cash, paying dividends, buying back stock, have insider buying activity, and no observable deterioration in quality relative to growth stocks.

As the COVID-19 vaccination rollout continues and economic activity picks up, LSV looks for the stocks in its portion of the Fund to continue to benefit, as they have in recent quarters. At the end of the fiscal period, the Fund was overweight information technology, financials, and consumer staples stocks and underweight industrials, real estate, and energy.

Westwood

During the period of time that Westwood was a sub-advisor to the Fund, the relative underperformance of Westwood’s portion of the Fund came from allocation headwinds that favorable selections only partially offset. Sector positioning, including a modest cash position and an underweight in consumer discretionary, detracted given the sharp recovery seen from recent market lows.

Westwood employs a consistent and disciplined approach that seeks to provide attractive long-term, risk-adjusted returns while protecting capital during unfavorable market periods. Westwood’s stock selection is driven by extensive research to identify companies that Westwood believes lie at the intersection of quality and value and possess both attractive valuations and strong prospects for future cash generation and earnings while maintaining strong balance sheets.

Security selection was strongly positive in some of the hardest hit areas of the market earlier in the year, including energy, materials, and consumer discretionary. However, an underweight to consumer discretionary along with a modest cash position more than offset the positives given the sharp rally that unfolded. Energy, which faced both reduced demand from the pandemic as well as oversupply issues, saw increased cooperation from the Organization of the Petroleum Exporting Countries Plus (OPEC+) in balancing the global market and rallied in tandem with crude oil prices. Materials also moved higher on the prospects for a strong recovery in economic activity from the stimulus efforts both in the US and abroad. In contrast, less favorable selections in financials and industrials served as an offset. Several industries and securities that had fared well initially in the pandemic were pressured as investors rotated into those with greater economic sensitivity, and in many cases, the riskiest and most leveraged within those sectors. Given Westwood’s focus on the intersection of quality and value, this created a challenging period for performance overall.

During the period, three standout performers for Westwood’s portion of the Fund were WPX Energy, IAA Inc., and Williams-Sonoma Inc. WPX Energy benefited from the recovery in crude oil prices, with strong management execution, leading to an eventual value-creating merger with another peer energy producer. IAA gained as the firm adapted its business model of auctioning and selling used and salvaged cars to an online format. As driving resumed, this helped bolster demand for its services and saw results far exceed consensus forecasts. Williams-Sonoma shares moved higher as home-bound consumers transitioned their purchasing to its ecommerce platforms at an increasing rate, sending sales markedly higher and boosting its cash generation.

Three detractors from performance for Westwood’s portion of the Fund were Avista Corp., Hudson Pacific Properties Inc., and Washington Federal Inc. Avista saw an increase in bad debt expense, as consumers affected by the pandemic struggled to pay their utility bills, pressuring shares. Additionally, investors rotated away from more defensive areas of the market. Hudson Pacific Properties fell on concerns over reduced long-term demand for its office properties, largely located in San Francisco and the west coast, as more employees work from home. Washington Federal declined as the repricing of its assets was choppier than expected, amid the broader rotation into more asset-sensitive banks within the sector.

Cardinal

Cardinal’s portion of the Fund lagged the benchmark. Cardinal’s focus on owning high-quality businesses and its lower exposure to commodity-sensitive and highly cyclical stocks drove its relative underperformance.

In managing its portion of the Fund’s assets, Cardinal employs a cash-flow-oriented investment process. Cardinal believes that a company’s stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The investment process is based on detailed five-year projections that include an analysis of the company’s financials and interviews with the company’s management. Cardinal looks for companies with significant free cash flow, stable and predictable business models, and competent management.

Stock selection in the materials and industrials sectors was the primary detractor from relative performance. In the materials sector, the share price of consumer goods packaging company Silgan Holdings Inc. lagged the sector’s greater-than-40% increase. Silgan’s business is largely insensitive to raw material prices and has benefited from consumers staying at home.

The share price of agricultural chemical supplier FMC Corp. lagged as its business grew nicely despite pandemic-related headwinds but is unlikely to benefit meaningfully from an acceleration in economic activity, in Cardinal’s view. The company also reported weaker-than-expected quarterly results due to a drought in Brazil, logistics issues related to COVID-19, and customs issues. FMC’s guidance for the first quarter of 2021 was lackluster though it did not materially change expectations for the entire year.

In the industrials sector, the share price of KAR Auction Services Inc., which provides auction and other services to the wholesale used car market, lagged after KAR announced disappointing fourth-quarter results and guidance for 2021. Sharply elevated used car prices caused auto dealers to sell trade-ins and vehicles coming off lease themselves, which reduced KAR’s auction volumes. In addition, an extended pandemic-related moratorium on auto repossessions further reduced volumes. Despite their near-term impact, Cardinal expects both supply constraints will prove transitory.

Stock selection in the healthcare sector and both stock selection and a higher weighting in financials contributed to relative performance. In healthcare, shares of the biopharmaceutical firm Ligand Pharmaceuticals Inc. rose sharply along with other heavily shorted stocks as hedge funds with large short positions in more speculative names were forced to reduce their exposures to other names after experiencing heavy losses. The portfolio managers sold 60% of the position in January and the balance in February as the stock more than doubled and reached Cardinal’s price target. The stock price of healthcare technology solutions provider Change Healthcare Inc. rose after UnitedHealth Group announced an agreement to acquire the company at a 40% premium. The Change position represented more than 3% of the portfolio at the end of 2020. Cardinal began trimming the position at the end of January as it believed a topping bid was unlikely and, although there are provisions in the merger agreement to address antitrust concerns, they exist.

In the financials sector, Cardinal had notably strong relative performance in the diversified financials industry group. The stock prices of the portfolio’s bank holdings outpaced peers and increased more than 70% due to a more optimistic credit outlook and depressed valuations. A notable contributor in financials was the West Coast commercial bank PacWest Bancorp, whose shares rose significantly and outperformed peers after its earnings beat expectations on a lower-than-expected loan loss provision and after it announced a niche lending acquisition. As a result, its recent significant valuation discount started to dissipate.

Performance summaries
Optimum Fixed Income Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+5.21%	+3.52%	+3.17%
Including sales charge	+0.43%	+2.57%	+2.69%
Class C (Est. August 1, 2003)
Excluding sales charge	+4.30%	+2.73%	+2.42%
Including sales charge	+3.30%	+2.73%	+2.42%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+5.37%	+3.77%	+3.44%
Including sales charge	+5.37%	+3.77%	+3.44%
Bloomberg Barclays US Aggregate Index	+0.71%	+3.10%	+3.44%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.85% of the Fund’s average daily net assets from April 1, 2020 through March 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.07%	1.82%	0.82%
Net expenses (including fee waivers, if any)	1.07%	1.82%	0.82%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

(continues)                    19

Performance summaries
Optimum Fixed Income Fund

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$14,028
Bloomberg Barclays US Aggregate Index	$10,000	$14,025
Optimum Fixed Income Fund — Class A shares	$9,550	$13,045

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of March 31, 2011. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Purchasing Managers’ Indices (PMIs), mentioned on page 1, are indicators of the economic health of a country’s manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summaries
Optimum International Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+58.04%*	+10.26%	+5.47%
Including sales charge	+48.91%	+8.96%	+4.85%
Class C (Est. August 1, 2003)
Excluding sales charge	+56.92%	+9.45%	+4.70%
Including sales charge	+55.92%	+9.45%	+4.70%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+58.48%*	+10.54%	+5.76%
Including sales charge	+58.48%	+10.54%	+5.76%
MSCI ACWI ex USA Index (net)	+49.41%	+9.76%	+4.93%
MSCI ACWI ex USA Index (gross)	+50.03%	+10.28%	+5.41%

*	Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.17% of the Fund’s average daily net assets from July 29, 2020 through March 31, 2021. From April 1, 2020 through July 28, 2020, the expense waiver was 1.12% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)                    21

Performance summaries
Optimum International Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.39%	2.14%	1.14%
Net expenses (including fee waivers, if any)	1.39%	2.14%	1.14%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Optimum International Fund — Institutional Class shares	$10,000	$17,514
MSCI ACWI ex USA Index (gross)	$10,000	$16,942
Optimum International Fund — Class A shares	$9,425	$16,056
MSCI ACWI ex USA Index (net)	$10,000	$15,974

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2011. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OOIIX	246118699

(continues)                    23

Performance summaries
Optimum Large Cap Growth Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+57.75%	+19.25%	+14.99%
Including sales charge	+48.64%	+17.85%	+14.31%
Class C (Est. August 1, 2003)
Excluding sales charge	+56.56%	+18.35%	+14.16%
Including sales charge	+55.56%	+18.35%	+14.16%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+58.11%	+19.55%	+15.31%
Including sales charge	+58.11%	+19.55%	+15.31%
Russell 1000 Growth Index	+62.74%	+21.05%	+16.63%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.02% of the Fund’s average daily net assets from April 1, 2020 through March 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.24%	1.99%	0.99%
Net expenses (including fee waivers, if any)	1.24%	1.99%	0.99%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

REIT investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$28,622
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$26,275
Optimum Large Cap Growth Fund — Class A shares	$ 9,425	$24,149

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2011. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 7, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 7, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

(continues)                    25

Performance summaries
Optimum Large Cap Growth Fund

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Performance summaries
Optimum Large Cap Value Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+50.73%	+10.85%	+9.29%
Including sales charge	+42.02%	+9.55%	+8.65%
Class C (Est. August 1, 2003)
Excluding sales charge	+49.61%	+10.02%	+8.50%
Including sales charge	+48.61%	+10.02%	+8.50%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+51.11%	+11.13%	+9.58%
Including sales charge	+51.11%	+11.13%	+9.58%
Russell 1000 Value Index	+56.09%	+11.74%	+10.99%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.97% of the Fund’s average daily net assets from April 1, 2020 through March 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)               27

Performance summaries
Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.20%	1.95%	0.95%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Russell 1000 Value Index	$10,000	$28,372
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$24,973
Optimum Large Cap Value Fund — Class A shares	$ 9,425	$22,917

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 27 through 29.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2011. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)                    29

Performance summaries
Optimum Small-Mid Cap Growth Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+109.54%	+23.07%	+13.39%
Including sales charge	+97.50%	+21.62%	+12.72%
Class C (Est. August 1, 2003)
Excluding sales charge	+108.02%	+22.15%	+12.58%
Including sales charge	+107.02%	+22.15%	+12.58%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+110.06%	+23.37%	+13.71%
Including sales charge	+110.06%	+23.37%	+13.71%
Russell 2500 Growth Index	+87.50%	+19.91%	+14.20%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.32% of the Fund’s average daily net assets from July 29, 2020 through March 31, 2021. From April 1, 2020 through July 28, 2020, the expense waiver was 1.29% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.63%	2.38%	1.38%
Net expenses (including fee waivers, if any)	1.57%	2.32%	1.32%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Russell 2500 Growth Index	$10,000	$37,743
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$36,125
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$33,119

[1]

The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2011. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index, mentioned on page 12, measures the performance of the small-cap segment of the US equity universe.

The Russell 1000 Index, mentioned on page 12, measures the performance of the large-cap segment of the US equity universe.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

(continues)                    31

Performance summaries
Optimum Small-Mid Cap Growth Fund

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Performance summaries
Optimum Small-Mid Cap Value Fund

March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+86.21%	+9.74%	+6.85%
Including sales charge	+75.50%	+8.45%	+6.21%
Class C (Est. August 1, 2003)
Excluding sales charge	+84.75%	+8.91%	+6.08%
Including sales charge	+83.75%	+8.91%	+6.08%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+86.63%	+10.00%	+7.14%
Including sales charge	+86.63%	+10.00%	+7.14%
Russell 2500 Value Index	+87.47%	+12.15%	+10.23%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 29, 2020 through March 31, 2021. From April 1, 2020 through July 28, 2020, the expense waiver was 1.22% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

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Performance summaries
Optimum Small-Mid Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.52%	2.27%	1.27%
Net expenses (including fee waivers, if any)	1.50%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2019 to July 29, 2021.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
Russell 2500 Value Index	$10,000	$26,476
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$19,923
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$18,274

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 33 through 35.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2011. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

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Disclosure of Fund expenses
For the six-month period from October 1, 2020 to March 31, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2020 to March 31, 2021.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$984.80	1.06%	$5.25
Class C	1,000.00	980.20	1.81%	8.94
Institutional Class	1,000.00	985.30	0.81%	4.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,015.91	1.81%	9.10
Institutional Class	1,000.00	1,020.89	0.81%	4.08

Optimum International Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,301.50	1.34%	$7.69
Class C	1,000.00	1,296.10	2.09%	11.96
Institutional Class	1,000.00	1,303.50	1.09%	6.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.34%	$6.74
Class C	1,000.00	1,014.51	2.09%	10.50
Institutional Class	1,000.00	1,019.50	1.09%	5.49

Optimum Large Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,106.60	1.23%	$6.46
Class C	1,000.00	1,102.40	1.98%	10.38
Institutional Class	1,000.00	1,107.90	0.98%	5.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.23%	$6.19
Class C	1,000.00	1,015.06	1.98%	9.95
Institutional Class	1,000.00	1,020.04	0.98%	4.94

Optimum Large Cap Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,253.20	1.18%	$6.63
Class C	1,000.00	1,248.50	1.93%	10.82
Institutional Class	1,000.00	1,254.50	0.93%	5.23
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.18%	$5.94
Class C	1,000.00	1,015.31	1.93%	9.70
Institutional Class	1,000.00	1,020.29	0.93%	4.68

Optimum Small-Mid Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,360.80	1.57%	$9.24
Class C	1,000.00	1,355.20	2.32%	13.62
Institutional Class	1,000.00	1,362.10	1.32%	7.77
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.10	1.57%	$7.90
Class C	1,000.00	1,013.36	2.32%	11.65
Institutional Class	1,000.00	1,018.35	1.32%	6.64

Optimum Small-Mid Cap Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/20 to
	10/1/20	3/31/21	Ratio	3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,493.90	1.51%	$9.39
Class C	1,000.00	1,487.10	2.26%	14.01
Institutional Class	1,000.00	1,495.00	1.26%	7.84
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.51%	$7.59
Class C	1,000.00	1,013.66	2.26%	11.35
Institutional Class	1,000.00	1,018.65	1.26%	6.34

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

(continues)                    37

Security type / sector allocations
Optimum Fixed Income Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	3.00%
Agency Commercial Mortgage-Backed
Securities	0.41%
Agency Mortgage-Backed Securities	23.03%
Collateralized Debt Obligations	4.00%
Corporate Bonds	34.24%
Banking	10.07%
Basic Industry	1.91%
Brokerage	0.33%
Capital Goods	1.02%
Communications	4.41%
Consumer Cyclical	2.14%
Consumer Non-Cyclical	3.52%
Energy	3.76%
Finance Companies	1.51%
Insurance	0.42%
Real Estate Investment Trusts	0.69%
Technology	0.87%
Transportation	1.16%
Utilities	2.43%
Municipal Bonds	0.60%
Non-Agency Asset-Backed Securities	2.29%
Non-Agency Collateralized Mortgage
Obligations	1.96%
Non-Agency Commercial Mortgage-Backed
Securities	4.36%
Loan Agreements	3.15%
Regional Bond	0.08%
Sovereign Bonds	3.42%
Supranational Banks	0.04%
US Treasury Obligations	27.32%
Common Stock	0.00%
Preferred Stock	0.02%
Options Purchased	0.02%
Short-Term Investments	9.81%
Options Written	(0.01%)
Total Value of Securities	117.77%
Liabilities Net of Receivables and Other
Assets	(17.77%)
Total Net Assets	100.00%

Security type / sector and country allocations
Optimum International Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stock by Country	96.34%
Australia	3.17%
Austria	1.88%
Belgium	0.49%
Brazil	3.47%
Canada	3.85%
Chile	0.56%
China/Hong Kong	10.04%
Colombia	1.00%
Denmark	1.79%
Egypt	0.00%
Finland	0.69%
France	3.03%
Germany	7.96%
Greece	0.01%
Hungary	0.25%
India	2.16%
Indonesia	0.02%
Ireland	1.18%
Israel	0.57%
Italy	1.48%
Japan	7.63%
Luxembourg	1.07%
Malaysia	0.12%
Malta	0.16%
Mexico	0.70%
Netherlands	5.14%
New Zealand	0.39%
Norway	2.59%
Philippines	0.02%
Poland	0.75%
Republic of Korea	6.15%
Russia	0.02%
Singapore	0.76%
South Africa	0.59%
Spain	1.02%
Sweden	3.16%
Switzerland	6.21%
Taiwan	7.12%
Thailand	0.31%
Turkey	0.31%
Ukraine	0.43%
United Kingdom	5.34%
United States	2.75%
Preferred Stock	1.47%
Rights	0.01%
Short-Term Investments	1.50%
Securities Lending Collateral	1.79%
Total Value of Securities	101.11%
Obligation to Return
Securities Lending
Collateral	(1.79%)
Receivables and Other Assets Net of
Liabilities	0.68%
Total Net Assets	100.00%

Percentage
Common stock and preferred stock by sector	of net assets
Communication Services	5.22%
Consumer Discretionary	14.44%
Consumer Staples	3.46%
Energy	4.71%
Financials	14.87%
Healthcare	12.70%
Industrials	11.12%
Information Technology	18.96%
Materials	11.36%
Real Estate	0.52%
Utilities	0.45%
Total	97.81%

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Security type / sector allocations and top 10 equity holdings
Optimum Large Cap Growth Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stock ◆	98.94%
Communication Services	15.99%
Consumer Discretionary	22.67%
Consumer Staples	1.13%
Financials	0.77%
Healthcare	11.74%
Industrials	7.61%
Information Technology*	37.47%
Materials	0.84%
Real Estate	0.72%
Convertible Preferred Stock	0.09%
Short-Term Investments	1.10%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other
Assets	(0.13%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Internet, Office/Business Equipment, Semiconductors, and Software. As of March 31, 2021, such amounts, as percentage of total net assets, were 1.44%, 4.73%, 5.30%, 1.18%, 0.13%, 6.12%, and 18.57%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Amazon.com	9.33%
Microsoft	6.82%
Facebook Class A	5.83%
Apple	4.73%
Visa Class A	3.65%
UnitedHealth Group	2.61%
salesforce.com	2.04%
Alphabet Class A	1.88%
Alibaba Group Holding ADR	1.77%
Alphabet Class C	1.59%

Security type / sector allocations and top 10 equity holdings
Optimum Large Cap Value Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stock	98.16%
Communication Services	5.74%
Consumer Discretionary	4.68%
Consumer Staples	5.32%
Energy	3.65%
Financials	24.34%
Healthcare	16.85%
Industrials	16.18%
Information Technology	9.58%
Materials	4.04%
Real Estate	2.04%
Utilities	5.74%
Short-Term Investments	1.78%
Total Value of Securities	99.94%
Receivables and Other Assets Net of
Liabilities	0.06%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	4.13%
Johnson & Johnson	2.96%
Comcast Class A	2.66%
Medtronic	2.33%
Honeywell International	2.05%
Duke Energy	1.80%
Bank of America	1.71%
Thermo Fisher Scientific	1.71%
Cigna	1.69%
BlackRock	1.52%

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Security type / sector allocations and top 10 equity holdings
Optimum Small-Mid Cap Growth Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stock ◆	97.17%
Communication Services	1.57%
Consumer Discretionary	14.70%
Consumer Staples	4.20%
Financials	9.56%
Healthcare*	25.17%
Industrials	16.55%
Information Technology	23.02%
Materials	1.80%
Real Estate	0.60%
Convertible Preferred Stock	0.16%
Warrant	0.00%
Short-Term Investments	2.78%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other
Assets	(0.11%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Healthcare sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Healthcare sector consisted of Biotechnology, Commercial Services, Healthcare-Products, Healthcare-Services, Pharmaceuticals, Retail, and Software. As of March 31, 2021, such amounts, as percentage of total net assets, were 6.08%, 0.70%, 10.64%, 2.74%, 3.66%, 0.25%, and 1.10%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Healthcare sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Zendesk	1.85%
SVB Financial Group	1.84%
Horizon Therapeutics	1.80%
Nuance Communications	1.65%
Axonics Modulation Technologies	1.60%
ASGN	1.43%
Chart Industries	1.41%
elf Beauty	1.28%
Floor & Decor Holdings Class A	1.24%
Natera	1.22%

Security type / sector allocations and top 10 equity holdings
Optimum Small-Mid Cap Value Fund

As of March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stock	97.85%
Communication Services	4.08%
Consumer Discretionary	9.07%
Consumer Staples	4.76%
Energy	2.01%
Financials	20.37%
Healthcare	4.76%
Industrials	15.77%
Information Technology	14.39%
Materials	11.31%
Real Estate	9.68%
Utilities	1.65%
Limited Partnerships	0.38%
Short-Term Investments	1.71%
Total Value of Securities	99.94%
Receivables and Other Assets Net of
Liabilities	0.06%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
J2 Global	2.66%
PacWest Bancorp	2.47%
Silgan Holdings	2.32%
Nexstar Media Group Class A	2.13%
FMC	2.03%
Silicon Motion Technology ADR	1.90%
Medical Properties Trust	1.88%
Starwood Property Trust	1.75%
Lithia Motors Class A	1.74%
Gaming and Leisure Properties	1.73%

(continues)                    43

Schedules of investments
Optimum Fixed Income Fund
March 31, 2021

	Principal amount°	Value (US $)
Agency Asset-Backed Securities – 0.03%
SLM Student Loan Trust
Series 2003-11 A6
144A 0.734%
(LIBOR03M + 0.55%)
12/15/25 #, ●	135,145	$135,127
Series 2008-9 A
1.718% (LIBOR03M
+ 1.50%) 4/25/23 ●	669,276	674,549
Total Agency Asset-Backed Securities
(cost $805,473)		809,676

Agency Collateralized Mortgage Obligations – 3.00%
Fannie Mae Connecticut
Avenue Securities
Series 2017-C03 1M2
3.109% (LIBOR01M
+ 3.00%) 10/25/29 ●	6,303,869	6,444,265
Series 2017-C04 2M2
2.959% (LIBOR01M
+ 2.85%) 11/25/29 ●	359,425	363,748
Series 2018-C01 1M2
2.359% (LIBOR01M
+ 2.25%, Floor
2.25%) 7/25/30 ●	1,083,987	1,084,666
Series 2018-C02 2M2
2.309% (LIBOR01M
+ 2.20%, Floor
2.20%) 8/25/30 ●	408,079	407,560
Series 2018-C03 1M2
2.259% (LIBOR01M
+ 2.15%, Floor
2.15%) 10/25/30 ●	542,516	540,223
Series 2018-C05 1M2
2.459% (LIBOR01M
+ 2.35%, Floor
2.35%) 1/25/31 ●	425,703	425,703
Fannie Mae Grantor
Trust
Series 1999-T2 A1
7.50% 1/19/39 ●	4,601	5,000
Series 2004-T1 1A2
6.50% 1/25/44	4,389	5,137
Fannie Mae REMIC Trust
Series 2004-W11 1A2
6.50% 5/25/44	30,064	35,312
Series 2004-W15 1A1
6.00% 8/25/44	23,338	26,835
Fannie Mae REMICs
Series 1999-19 PH
6.00% 5/25/29	42,482	48,004
Series 2001-14 Z
6.00% 5/25/31	2,592	2,894
Series 2007-30 OE
1.784%
4/25/37 Ω, ^	1,647,206	1,370,494
Series 2008-24 ZA
5.00% 4/25/38	6,398,069	7,271,480
Series 2009-2 AS
5.591% (5.70%
minus LIBOR01M,
Cap 5.70%)
2/25/39 Σ, ●	350,121	55,754
Series 2009-68 SA
6.641% (6.75%
minus LIBOR01M,
Cap 6.75%)
9/25/39 Σ, ●	140,981	24,066
Series 2011-118 DC
4.00% 11/25/41	466,051	498,925
Series 2017-40 GZ
3.50% 5/25/47	379,556	406,621
Series 2017-77 HZ
3.50% 10/25/47	539,066	565,675
Series 2017-95 FA
0.465% (LIBOR01M
+ 0.35%, Floor
0.35%) 11/25/47 ●	342,823	342,095
Freddie Mac REMICs
Series 2165 PE
6.00% 6/15/29	37,420	42,466
Series 3143 BC
5.50% 2/15/36	1,010,245	1,173,748
Series 3289 SA
6.644% (6.75%
minus LIBOR01M,
Cap 6.75%)
3/15/37 Σ, ●	434,037	89,308
Series 4676 KZ
2.50% 7/15/45	369,424	376,305
Freddie Mac Structured
Agency Credit Risk
Debt Notes
Series 2017-DNA1 M2
3.359% (LIBOR01M
+ 3.25%, Floor
3.25%) 7/25/29 ●	713,860	733,553
Series 2017-DNA3 M2
2.609% (LIBOR01M
+ 2.50%) 3/25/30 ●	315,000	320,980
Series 2018-HQA1 M2
2.409% (LIBOR01M
+ 2.30%) 9/25/30 ●	747,796	747,796

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured
Agency Credit Risk
REMIC Trust
Series 2019-DNA4 M2
144A 2.059%
(LIBOR01M + 1.95%)
10/25/49 #, ●	1,045,615	$1,044,634
Series 2019-HQA4 M2
144A 2.159%
(LIBOR01M + 2.05%)
11/25/49 #, ●	992,433	992,433
Series 2020-DNA2 M1
144A 0.859%
(LIBOR01M + 0.75%,
Floor 0.75%)
2/25/50 #, ●	913,218	912,968
Series 2020-DNA2 M2
144A 1.959%
(LIBOR01M + 1.85%,
Floor 1.85%)
2/25/50 #, ●	500,000	498,062
Series 2020-DNA6 M2
144A 2.017% (SOFR
+ 2.00%)
12/25/50 #, ●	3,600,000	3,584,474
Series 2020-HQA2 M1
144A 1.209%
(LIBOR01M + 1.10%)
3/25/50 #, ●	1,208,942	1,209,512
Series 2021-DNA1 M2
144A 1.817% (SOFR
+ 1.80%)
1/25/51 #, ●	7,000,000	6,903,616
Series 2021-HQA1 M2
144A 2.267% (SOFR
+ 2.25%)
8/25/33 #, ●	7,000,000	6,921,234
Freddie Mac Structured
Agency Credit Risk
Trust
Series 2018-HQA2 M1
144A 0.859%
(LIBOR01M + 0.75%)
10/25/48 #, ●	249,693	249,692
Freddie Mac Structured
Pass Through
Certificates
Series T-54 2A 6.50%
2/25/43 ♦	11,254	13,206
Series T-58 2A 6.50%
9/25/43 ♦	4,674	5,393
GNMA
Series 2008-65 SB
5.889% (6.00%
minus LIBOR01M,
Cap 6.00%)
8/20/38 Σ, ●	380,801	57,302
Series 2009-2 SE
5.709% (5.82%
minus LIBOR01M,
Cap 5.82%)
1/20/39 Σ, ●	1,236,463	191,675
Series 2011-H21 FT
0.79% (H15T1Y +
0.70%, Cap 15.25%,
Floor 0.70%)
10/20/61 ●	5,293,301	5,274,936
Series 2011-H23 FA
0.82% (LIBOR01M +
0.70%, Cap 11.00%,
Floor 0.70%)
10/20/61 ●	3,470,017	3,499,858
Series 2012-H08 FB
0.72% (LIBOR01M +
0.60%, Cap 11.00%,
Floor 0.60%)
3/20/62 ●	543,824	546,670
Series 2012-H18 NA
0.64% (LIBOR01M +
0.52%, Cap 10.50%,
Floor 0.52%)
8/20/62 ●	314,064	315,554
Series 2012-H29 SA
0.635% (LIBOR01M
+ 0.515%, Cap
12.00%, Floor
0.515%) 10/20/62 ●	3,443,181	3,463,072
Series 2013-113 LY
3.00% 5/20/43	173,000	183,058
Series 2015-H10 FA
0.72% (LIBOR01M +
0.60%, Cap 7.50%)
4/20/65 ●	11,034,654	11,134,852
Series 2015-H11 FC
0.67% (LIBOR01M +
0.55%, Cap 7.50%,
Floor 0.55%)
5/20/65 ●	1,355,263	1,362,202
Series 2015-H12 FB
0.72% (LIBOR01M +
0.60%, Cap 7.50%,
Floor 0.60%)
5/20/65 ●	5,594,996	5,644,125

Schedules of investments
Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2015-H20 FB
0.72% (LIBOR01M +
0.60%, Cap 7.50%,
Floor 0.60%)
8/20/65 ●	1,543,904	$1,558,565
Series 2015-H30 FD
0.72% (LIBOR01M +
0.60%, Cap 11.00%,
Floor 0.60%)
10/20/65 ●	92,781	93,396
Series 2016-H06 FD
1.04% (LIBOR01M +
0.92%, Cap 7.50%,
Floor 0.92%)
7/20/65 ●	1,553,579	1,582,699
Series 2017-34 DY
3.50% 3/20/47	230,000	251,046
Series 2017-130 YJ
2.50% 8/20/47	270,000	279,564
Series 2017-163 ZK
3.50% 11/20/47	3,710,642	3,959,331
Total Agency Collateralized Mortgage Obligations
(cost $83,351,625)		85,141,742

Agency Commercial Mortgage-Backed Securities – 0.41%
Freddie Mac Multifamily
Structured Pass
Through Certificates
Series X3FX A2FX
3.00% 6/25/27 ♦	1,070,000	1,150,181
FREMF Mortgage Trust
Series 2011-K15 B
144A 4.986%
8/25/44 #, ●	75,000	75,744
Series 2012-K18 B
144A 4.184%
1/25/45 #, ●	1,000,000	1,025,763
Series 2012-K22 B
144A 3.686%
8/25/45 #, ●	665,000	690,882
Series 2013-K24 B
144A 3.507%
11/25/45 #, ●	3,675,000	3,821,384
Series 2013-K25 C
144A 3.62%
11/25/45 #, ●	500,000	518,394
Series 2014-K716 B
144A 3.903%
8/25/47 #, ●	500,000	502,424
Series 2014-K717 B
144A 3.625%
11/25/47 #, ●	1,225,000	1,237,883
Series 2014-K717 C
144A 3.625%
11/25/47 #, ●	1,290,000	1,300,225
Series 2016-K53 B
144A 4.021%
3/25/49 #, ●	280,000	308,067
Series 2016-K722 B
144A 3.847%
7/25/49 #, ●	425,000	448,075
Series 2017-K71 B
144A 3.753%
11/25/50 #, ●	470,000	505,776
Total Agency Commercial Mortgage-Backed Securities
(cost $11,211,677)		11,584,798

Agency Mortgage-Backed Securities – 23.03%
Fannie Mae
5.50% 3/1/37	6,136	6,747
5.50% 7/1/37	2,736	2,850
Fannie Mae S.F. 15 yr
2.00% 3/1/36	7,826,330	8,055,680
2.00% 3/1/36	4,000,000	4,127,727
Fannie Mae S.F. 20 yr
2.00% 3/1/41	3,575,369	3,624,149
2.00% 4/1/41	1,607,000	1,628,924
Fannie Mae S.F. 30 yr
2.00% 12/1/50	12,534,013	12,529,828
2.00% 1/1/51	6,817,311	6,810,461
2.00% 2/1/51	4,503,365	4,501,028
2.00% 3/1/51	7,374,227	7,365,434
2.50% 10/1/50	1,175,673	1,207,563
2.50% 1/1/51	4,010,877	4,119,671
2.50% 2/1/51	4,527,879	4,650,697
2.50% 4/1/51	4,739,000	4,867,545
3.00% 10/1/42	1,727,997	1,855,372
3.00% 4/1/43	709,989	754,855
3.00% 11/1/46	7,827,557	8,233,115
3.00% 1/1/47	2,611,677	2,763,386
3.00% 11/1/48	2,227,419	2,329,886
3.00% 10/1/49	2,339,080	2,442,269
3.00% 12/1/49	5,448,702	5,750,212
3.00% 3/1/50	7,966,451	8,384,810
3.00% 6/1/50	3,525,826	3,673,163
3.00% 7/1/50	15,945,290	16,713,317
3.00% 8/1/50	6,006,449	6,297,605
3.00% 9/1/50	2,380,720	2,484,806
3.50% 7/1/47	3,002,710	3,252,245
3.50% 12/1/47	747,964	793,547
3.50% 1/1/48	1,653,613	1,753,863

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
3.50% 2/1/48	2,631,031	$2,825,247
3.50% 7/1/48	2,376,277	2,515,684
3.50% 11/1/48	1,972,729	2,086,542
3.50% 1/1/50	4,132,249	4,365,420
3.50% 3/1/50	1,626,970	1,722,122
4.00% 10/1/40	12,493	13,767
4.00% 11/1/40	61,798	68,047
4.00% 3/1/46	75,437	82,371
4.00% 4/1/47	816,342	896,732
4.00% 6/1/48	3,924,501	4,289,577
4.00% 9/1/48	6,188,786	6,651,522
4.00% 10/1/48	3,820,306	4,206,697
4.00% 1/1/49	105,870	113,559
4.00% 3/1/49	307,763	330,054
4.00% 6/1/49	1,012,098	1,102,082
4.50% 5/1/35	42,032	46,527
4.50% 8/1/35	73,165	81,376
4.50% 9/1/35	91,852	102,370
4.50% 5/1/39	271,774	305,861
4.50% 6/1/40	191,312	212,525
4.50% 7/1/40	235,937	255,376
4.50% 2/1/41	893,361	1,001,922
4.50% 4/1/41	38,985	43,413
4.50% 1/1/42	2,846,514	3,190,511
4.50% 10/1/45	814,108	904,928
4.50% 5/1/46	470,804	528,069
4.50% 4/1/48	1,049,619	1,181,873
4.50% 7/1/48	335,411	365,398
4.50% 8/1/48	243,246	264,402
4.50% 9/1/48	402,813	444,843
4.50% 12/1/48	540,158	588,501
4.50% 1/1/49	5,455,468	6,038,425
4.50% 1/1/50	1,527,934	1,676,757
5.00% 3/1/34	1,291	1,491
5.00% 4/1/34	5,819	6,767
5.00% 8/1/34	12,136	14,086
5.00% 4/1/35	3,020	3,397
5.00% 12/1/37	1,474	1,706
5.00% 3/1/38	78,118	90,495
5.00% 6/1/38	2,687	2,982
5.00% 2/1/39	3,818	4,222
5.00% 5/1/40	70,119	81,033
5.00% 7/1/47	536,557	623,587
5.50% 12/1/33	8,616	9,656
5.50% 2/1/35	194,604	228,679
5.50% 5/1/44	9,627,007	11,264,388
6.00% 9/1/36	10,824	12,267
6.00% 8/1/38	30,023	33,896
6.00% 12/1/38	4,538	5,415
6.00% 6/1/41	1,440,520	1,720,767
6.00% 7/1/41	4,893,291	5,848,209
6.00% 1/1/42	1,227,812	1,466,879
6.50% 11/1/33	1,727	1,957
6.50% 2/1/36	29,276	34,350
6.50% 3/1/36	51,667	59,025
6.50% 6/1/36	50,121	58,712
6.50% 2/1/38	17,434	20,195
6.50% 11/1/38	3,663	4,342
Fannie Mae S.F. 30 yr
TBA
2.00% 4/1/51	33,388,000	33,325,398
2.00% 6/1/51	15,600,000	15,510,422
2.50% 4/1/51	12,636,000	12,966,708
2.50% 5/1/51	16,600,000	16,998,788
2.50% 6/1/51	55,000,000	56,200,975
3.00% 5/1/51	220,800,000	230,028,756
4.50% 4/1/51	6,100,000	6,640,422
Freddie Mac ARM
2.00% (LIBOR12M +
1.625%, Cap
10.50%, Floor
1.625%) 2/1/38 ●	13,893	13,899
3.93% (LIBOR12M +
2.18%, Cap
10.539%, Floor
2.18%) 5/1/37 ●	90,192	96,934
Freddie Mac S.F. 15 yr
1.50% 3/1/36	5,687,949	5,727,770
2.00% 12/1/35	5,932,824	6,121,420
Freddie Mac S.F. 20 yr
2.00% 3/1/41	4,096,248	4,152,133
2.00% 4/1/41	3,668,000	3,718,044
5.50% 10/1/23	6,249	6,964
5.50% 8/1/24	3,560	3,970
Freddie Mac S.F. 30 yr
2.50% 10/1/50	3,246,653	3,348,632
2.50% 2/1/51	1,786,031	1,849,140
3.00% 11/1/49	4,138,974	4,317,548
3.00% 12/1/49	957,745	1,000,259
3.00% 1/1/50	1,036,373	1,089,439
3.00% 12/1/50	247,676	263,306
3.50% 8/1/48	44,733	47,287
3.50% 9/1/48	3,219,230	3,431,106
3.50% 11/1/48	7,112,138	7,673,956
4.00% 12/1/45	702,156	778,415
4.00% 7/1/47	304,337	328,632
4.00% 10/1/47	2,814,441	3,036,521
4.50% 8/1/48	1,667,847	1,831,036
4.50% 1/1/49	1,120,685	1,252,161
4.50% 3/1/49	402,324	439,677
4.50% 4/1/49	1,432,446	1,584,916

Schedules of investments
Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.50% 8/1/49		2,824,952	$3,134,961
5.50% 9/1/41		2,095,662	2,459,583
6.50% 11/1/33		17,461	20,090
6.50% 1/1/35		48,763	58,014
7.00% 1/1/38		7,198	7,911
GNMA I S.F. 30 yr
3.00% 3/15/50		1,069,433	1,120,046
GNMA II S.F. 30 yr
5.50% 5/20/37		64,914	74,050
6.00% 4/20/34		2,894	3,203
GNMA S.F. 30 yr TBA
3.00% 4/20/51		14,111,000	14,700,244
4.00% 4/20/51		6,000,000	6,405,000
Total Agency Mortgage-Backed Securities
(cost $652,062,742)			652,849,494

Collateralized Debt Obligations – 4.00%
Adagio V CLO DAC
Series V-A ARR 144A
0.72% (EUR003M +
0.72%, Floor 0.72%)
10/15/31 #, ●	EUR	1,100,000	1,289,648
AMMC CLO 16
Series 2015-16A AR2
144A 1.167%
(LIBOR03M + 0.98%,
Floor 0.98%)
4/14/29 #, ●		1,400,000	1,399,649
AMMC CLO 21
Series 2017-21A A
144A 1.452%
(LIBOR03M + 1.25%)
11/2/30 #, ●		2,400,000	2,406,607
Apex Credit CLO
Series 2018-1A A2
144A 1.248%
(LIBOR03M + 1.03%)
4/25/31 #, ●		2,400,000	2,344,690
Aqueduct European CLO
DAC
Series 2017-1A AR
144A 0.64%
(EUR003M + 0.64%,
Floor 0.64%)
7/20/30 #, ●	EUR	1,900,000	2,249,357
Ares European CLO
Series 7A A1RR 144A
0.66% (EUR003M +
0.66%, Floor 0.66%)
10/15/30 #, ≠, ●	EUR	1,300,000	1,524,510
Ares European CLO XIV
DAC
Series 14A A 144A
1.12% (EUR003M +
1.12%, Floor 1.12%)
10/21/33 #, ●	EUR	3,750,000	4,440,502
Atlas Senior Loan Fund
X
Series 2018-10A A
144A 1.331%
(LIBOR03M + 1.09%)
1/15/31 #, ●		1,473,303	1,474,823
Atrium XII
Series 12A AR 144A
1.052% (LIBOR03M
+ 0.83%)
4/22/27 #, ●		2,373,617	2,373,021
Bain Capital Euro DAC
Series 2018-2A AR
144A 0.74%
(EUR003M + 0.74%,
Floor 0.74%)
1/20/32 #, ≠, ●	EUR	1,300,000	1,524,510
Blackrock European CLO
VII DAC
Series 7A AR 144A
0.62% (EUR003M +
0.62%, Floor 0.62%)
10/15/31 #, ●	EUR	2,200,000	2,605,094
Cairn CLO IV
Series 2014-4A ARRR
144A 0.60%
(EUR003M + 0.60%,
Floor 0.60%)
4/30/31 #, ●	EUR	1,600,000	1,875,851
Catamaran CLO
Series 2013-1A AR
144A 1.063%
(LIBOR03M + 0.85%)
1/27/28 #, ●		2,464,322	2,463,957
CFIP CLO
Series 2017-1A A
144A 1.443%
(LIBOR03M + 1.22%)
1/18/30 #, ●		2,300,000	2,303,912
Crown Point CLO 5
Series 2018-5A A
144A 1.163%
(LIBOR03M + 0.94%)
7/17/28 #, ●		314,167	313,694

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
CVC Cordatus Loan
Fund VII DAC
Series 7A ARR 144A
0.63% (EUR003M +
0.63%, Floor 0.63%)
9/15/31 #, ●	EUR	1,200,000	$1,420,961
Dryden 36 Senior Loan
Fund
Series 2014-36A AR3
144A 1.261%
(LIBOR03M + 1.02%,
Floor 1.02%)
4/15/29 #, ●		3,600,000	3,601,674
Dryden XXVII-R Euro
CLO
Series 2017-27A AR
144A 0.66%
(EUR003M + 0.66%,
Floor 0.66%)
4/15/33 #, ●	EUR	2,200,000	2,579,295
Euro-Galaxy III CLO DAC
Series 2013-3A ARRR
144A 0.62%
(EUR003M + 0.62%,
Floor 0.62%)
4/24/34 #, ●	EUR	4,000,000	4,689,627
Galaxy XXI CLO
Series 2015-21A AR
144A 1.244%
(LIBOR03M + 1.02%)
4/20/31 #, ●		1,650,000	1,651,303
Harvest CLO XVI DAC
Series 16A ARR 144A
0.64% (EUR003M +
0.64%, Floor 0.64%)
10/15/31 #, ● EUR		2,000,000	2,368,268
Harvest CLO XXI DAC
Series 21A A2R 144A
1.04% 7/15/31 # EUR		250,000	293,175
Invesco Euro CLO I DAC
Series 1A A1R 144A
0.65% (EUR003M +
0.65%, Floor 0.65%)
7/15/31 #, ●	EUR	250,000	292,986
Jamestown CLO VII
Series 2015-7A A1R
144A 1.048%
(LIBOR03M + 0.83%,
Floor 0.83%)
7/25/27 #, ●		275,706	275,637
Jubilee CLO
Series 2014-11A ARR
144A 0.61%
(EUR003M + 0.61%,
Floor 0.61%)
4/15/30 #, ≠, ●	EUR	1,700,000	1,993,092
Series 2014-12A ARRR
144A 0.60%
(EUR003M + 0.60%,
Floor 0.60%)
4/15/30 #, ●	EUR	600,000	703,444
Series 2016-17A A1RR
144A 0.65%
(EUR003M + 0.65%,
Floor 0.65%)
4/15/31 #, ≠		1,400,000	1,641,370
Series 2016-17A A2RR
144A 0.65%
(EUR003M + 0.65%,
Floor 0.65%)
4/15/31 #, ●	EUR	500,000	586,203
Laurelin DAC
Series 2016-1A ARR
144A 0.72%
(EUR003M + 0.72%,
Floor 0.72%)
10/20/31 #, ≠, ●	EUR	2,100,000	2,462,670
LCM XV
Series 15A AR2 144A
1.00% (LIBOR03M +
1.00%, Floor 1.00%)
7/20/30 #, ≠, ●		3,300,000	3,299,175
Man GLG Euro CLO
Series 6A A 144A
0.90% (EUR003M +
0.90%, Floor 0.90%)
10/15/32 #, ●	EUR	250,000	292,955
Man GLG Euro CLO III
DAC
Series 3A AR 144A
0.68% (EUR003M +
0.68%, Floor 0.68%)
10/15/30 #, ●	EUR	1,100,000	1,289,648
Man GLG Euro CLO V
DAC
Series 5A A1R 144A
0.69% (EUR003M +
0.69%, Floor 0.69%)
12/15/31 #, ●	EUR	1,900,000	2,249,854
Man GLG US CLO
Series 2018-1A A1R
144A 1.364%
(LIBOR03M + 1.14%)
4/22/30 #, ●		3,000,000	3,003,441

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
Marathon CLO
Series 2021-16A A1A
144A 1.399%
(LIBOR03M + 1.20%,
Floor 1.20%)
4/15/34 #, ●		1,250,000	$1,249,688
Marathon CLO V
Series 2013-5A A1R
144A 1.052%
(LIBOR03M + 0.87%)
11/21/27 #, ●		641,010	638,681
Midocean Credit CLO
VIII
Series 2018-8A A1
144A 1.332%
(LIBOR03M + 1.15%)
2/20/31 #, ●		1,750,000	1,749,562
Midocean Credit CLO IX
Series 2018-9A A1
144A 1.374%
(LIBOR03M + 1.15%,
Floor 1.15%)
7/20/31 #, ●		1,250,000	1,254,204
Monarch Grove CLO
Series 2018-1A A1
144A 1.098%
(LIBOR03M + 0.88%)
1/25/28 #, ●		3,320,858	3,309,703
Mountain View CLO X
Series 2015-10A AR
144A 1.045%
(LIBOR03M + 0.82%,
Floor 0.82%)
10/13/27 #, ●		1,483,879	1,484,485
Oak Hill European Credit
Partners IV DAC
Series 2015-4A A1RE
144A 0.73%
(EUR003M + 0.73%,
Floor 0.73%)
1/20/32 #, ●	EUR	300,000	351,041
OCP CLO
Series 2015-9A A1R
144A 1.041%
(LIBOR03M + 0.80%)
7/15/27 #, ●		601,176	601,273
Series 2015-10A A1R
144A 1.035%
(LIBOR03M + 0.82%)
10/26/27 #, ●		1,351,177	1,349,383
Series 2017-13A A1A
144A 1.501%
(LIBOR03M + 1.26%)
7/15/30 #, ●		1,000,000	1,001,142
OZLM XVI
Series 2017-16A A1R
144A 1.227%
(LIBOR03M + 1.03%,
Floor 1.03%)
5/16/30 #, ●		2,600,000	2,599,350
Palmer Square European
Loan Funding DAC
Series 2020-2A A
144A 0.87%
(EUR003M + 0.87%,
Floor 0.87%)
2/15/30 #, ●	EUR	2,000,000	2,366,328
Signal Peak CLO 5
Series 2018-5A A
144A 1.328%
(LIBOR03M + 1.11%,
Floor 1.11%)
4/25/31 #, ●		1,800,000	1,803,146
Sound Point CLO XIV
Series 2016-3A AR2
144A 1.161%
(LIBOR03M + 0.99%,
Floor 0.99%)
1/23/29 #, ●		6,600,000	6,601,525
Sound Point CLO XVI
Series 2017-2A AR
144A 0.98%
(LIBOR03M + 0.98%)
7/25/30 #, ≠, ●		4,400,000	4,398,900
Sounds Point CLO IV-R
Series 2013-3RA A
144A 1.373%
(LIBOR03M + 1.15%,
Floor 1.15%)
4/18/31 #, ●		1,000,000	997,860
TICP CLO I
Series 2015-1A AR
144A 1.024%
(LIBOR03M + 0.80%)
7/20/27 #, ●		766,834	765,311
Venture 34 CLO
Series 2018-34A A
144A 1.471%
(LIBOR03M + 1.23%,
Floor 1.23%)
10/15/31 #, ●		2,500,000	2,504,267
Venture 42 CLO
Series 2021-42A A1A
144A 1.13%
(LIBOR03M + 1.13%,
Floor 1.13%)
4/15/34 #, ≠, ●		1,300,000	1,299,675

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
Venture XVI CLO
Series 2014-16A ARR
144A 1.091%
(LIBOR03M + 0.85%,
Floor 0.85%)
1/15/28 #, ●		849,299	$847,154
Venture XVII CLO
Series 2014-17A ARR
144A 1.121%
(LIBOR03M + 0.88%)
4/15/27 #, ●		349,041	348,088
Venture XX CLO
Series 2015-20A AR
144A 1.061%
(LIBOR03M + 0.82%)
4/15/27 #, ●		980,931	979,817
Venture XXIV CLO
Series 2016-24A ARR
144A 1.124%
(LIBOR03M + 0.90%,
Floor 0.90%)
10/20/28 #, ●		500,000	499,875
Venture XXVI CLO
Series 2017-26A AR
144A 1.324%
(LIBOR03M + 1.10%,
Floor 1.10%)
1/20/29 #, ●		3,400,000	3,399,143
Vibrant CLO VII
Series 2017-7A A1R
144A 1.04%
(LIBOR03M + 1.04%,
Floor 1.04%)
9/15/30 #, ≠, ●		4,500,000	4,500,000
Voya CLO
Series 2014-3A A1R
144A 0.938%
(LIBOR03M + 0.72%)
7/25/26 #, ●		121,356	121,285
WhiteHorse IX
Series 2014-9A AR
144A 1.383%
(LIBOR03M + 1.16%)
7/17/26 #, ●		6,660	6,658
Z Capital Credit Partners
CLO
Series 2015-1A A1R
144A 1.173%
(LIBOR03M + 0.95%,
Floor 0.95%)
7/16/27 #, ●		1,146,388	1,144,316
Total Collateralized Debt Obligations
(cost $114,330,496)			113,456,463

Corporate Bonds – 34.24%
Banking – 10.07%
Akbank TAS 144A
6.80% 2/6/26 #		610,000	610,262
Banco Bilbao Vizcaya
Argentaria
5.875% 9/24/23 µ, ψ	EUR	400,000	500,637
8.875% 4/14/21 µ, ψ	EUR	1,200,000	1,411,224
Banco Continental 144A
2.75% 12/10/25 #		915,000	902,254
Banco de Bogota 144A
6.25% 5/12/26 #		405,000	455,119
Banco Industrial 144A
4.875% 1/29/31 #, µ		695,000	717,063
Banco Mercantil del
Norte 144A 8.375%
10/14/30 #, µ, ψ		475,000	554,532
Banco Nacional de
Panama 144A 2.50%
8/11/30 #		200,000	185,960
Banco Santander
2.958% 3/25/31		1,000,000	995,084
6.25% 9/11/21 µ, ψ	EUR	1,300,000	1,557,859
Banco Santander Mexico
144A 5.95%
10/1/28 #, µ		280,000	302,568
Bangkok Bank 144A
5.00%
9/23/25 #, µ, ψ		480,000	506,246
Bank Leumi Le-Israel
144A 3.275%
1/29/31 #, µ		1,370,000	1,397,221
Bank of America
1.658% 3/11/27 µ		1,900,000	1,907,087
1.898% 7/23/31 µ		3,095,000	2,909,707
2.625% 4/19/21		1,000,000	1,000,932
2.676% 6/19/41 µ		5,120,000	4,803,870
2.831% 10/24/51 µ		380,000	349,549
3.55% 3/5/24 µ		2,100,000	2,216,276
3.864% 7/23/24 µ		2,200,000	2,357,145
3.974% 2/7/30 µ		3,400,000	3,777,459
4.125% 1/22/24		200,000	218,716
4.30% 1/28/25 µ, ψ		900,000	904,500
Bank of China 144A
5.00% 11/13/24 #		710,000	798,250
Bank of Georgia 144A
6.00% 7/26/23 #		890,000	949,662
Bank of New York
Mellon 4.70%
9/20/25 µ, ψ		2,560,000	2,780,032
Bank of Nova Scotia
1.875% 4/26/21		4,500,000	4,504,428

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Barclays
1.574% (LIBOR03M
+ 1.38%) 5/16/24 ●		1,800,000	$1,826,285
2.667% 3/10/32 µ		1,025,000	1,001,842
3.375% 4/2/25 µ	EUR	500,000	640,672
4.61% 2/15/23 µ		700,000	723,353
4.972% 5/16/29 µ		3,000,000	3,452,671
5.20% 5/12/26		2,979,000	3,375,028
6.375%
12/15/25 µ, ψ	GBP	500,000	758,154
7.125% 6/15/25 µ, ψ	GBP	1,800,000	2,800,400
Barclays Bank 7.625%
11/21/22		439,000	481,920
BBVA Bancomer 144A
5.125% 1/18/33 #, µ		410,000	422,831
BBVA USA 3.875%
4/10/25		1,145,000	1,251,710
BDO Unibank 2.125%
1/13/26		795,000	808,736
BNP Paribas
144A 3.052%
1/13/31 #, µ		2,600,000	2,667,269
144A 4.705%
1/10/25 #, µ		1,600,000	1,760,471
144A 7.375%
8/19/25 #, µ, ψ		700,000	812,486
7.375% 8/19/25 µ, ψ		500,000	580,347
Citigroup
3.20% 10/21/26		1,000,000	1,075,366
4.00% 12/10/25 µ, ψ		1,400,000	1,417,150
4.044% 6/1/24 µ		1,800,000	1,929,910
4.05% 7/30/22		150,000	156,802
4.075% 4/23/29 µ		3,400,000	3,784,840
Citizens Bank 2.55%
5/13/21		950,000	950,449
Cooperatieve Rabobank
0.645% (LIBOR03M
+ 0.43%) 4/26/21 ●		500,000	500,156
3.75% 7/21/26		1,350,000	1,473,741
4.375% 8/4/25		2,000,000	2,216,231
Credit Suisse Group
144A 2.593%
9/11/25 #, µ		1,105,000	1,146,425
3.80% 6/9/23		2,300,000	2,441,769
144A 3.869%
1/12/29 #, µ		1,065,000	1,143,333
144A 4.194%
4/1/31 #, µ		4,045,000	4,405,224
144A 4.207%
6/12/24 #, µ		410,000	438,065
144A 4.50%
9/3/30 #, µ, ψ		820,000	770,800
144A 5.25%
2/11/27 #, µ, ψ		885,000	896,062
144A 6.25%
12/18/24 #, µ, ψ		2,000,000	2,134,222
144A 6.375%
8/21/26 #, µ, ψ		1,900,000	2,025,086
Credit Suisse Group
Funding Guernsey
3.80% 9/15/22		3,350,000	3,490,132
DBS Group Holdings
144A 4.52%
12/11/28 #, µ		530,000	575,007
Deutsche Bank
2.129% 11/24/26 µ		700,000	702,224
3.547% 9/18/31 µ		4,135,000	4,274,883
3.729% 1/14/32 µ		3,115,000	3,024,074
3.961% 11/26/25 µ		5,700,000	6,177,121
4.25% 10/14/21		2,000,000	2,037,411
5.00% 2/14/22		3,100,000	3,209,951
Development Bank of
Mongolia 144A
7.25% 10/23/23 #		710,000	771,074
Emirates NBD Bank
2.625% 2/18/25		495,000	519,243
Fifth Third Bancorp
2.55% 5/5/27		1,201,000	1,250,826
3.65% 1/25/24		790,000	851,601
3.95% 3/14/28		1,119,000	1,265,971
Fifth Third Bank 3.85%
3/15/26		835,000	920,420
Goldman Sachs Group
0.523% 3/8/23		700,000	700,208
0.673% 3/8/24 µ		700,000	699,718
1.431% 3/9/27 µ		2,000,000	1,983,031
1.992% 1/27/32 µ		3,240,000	3,077,620
3.20% 2/23/23		2,200,000	2,302,773
3.50% 4/1/25		1,220,000	1,322,249
4.223% 5/1/29 µ		4,700,000	5,275,793

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
HSBC Holdings
1.189% (LIBOR03M
+ 1.00%) 5/18/24 ●		1,000,000	$1,010,677
1.589% 5/24/27 µ		2,200,000	2,166,657
2.848% 6/4/31 µ		2,700,000	2,703,506
4.00% 3/9/26 µ, ψ		400,000	399,000
4.30% 3/8/26		200,000	224,033
4.70% 3/9/31 µ, ψ		500,000	493,750
ICICI Bank 144A 4.00%
3/18/26 #		535,000	577,666
Intesa Sanpaolo
144A 4.00%
9/23/29 #		1,300,000	1,393,643
7.75% 1/11/27 µ, ψ	EUR	200,000	287,932
JPMorgan Chase & Co.
1.04% 2/4/27 µ		700,000	683,055
1.118% (LIBOR03M
+ 0.90%) 4/25/23 ●		1,000,000	1,007,821
1.953% 2/4/32 µ		725,000	687,736
2.522% 4/22/31 µ		1,605,000	1,602,909
3.109% 4/22/41 µ		670,000	667,640
3.22% 3/1/25 µ		500,000	533,663
4.005% 4/23/29 µ		900,000	1,004,596
4.023% 12/5/24 µ		4,730,000	5,133,644
4.60% 2/1/25 µ, ψ		1,185,000	1,199,812
5.00% 8/1/24 µ, ψ		1,650,000	1,706,988
Lloyds Banking Group
2.438% 2/5/26 µ		300,000	310,862
2.858% 3/17/23 µ		2,900,000	2,961,829
3.50% 4/1/26 µ	EUR	200,000	265,037
Mitsubishi UFJ Financial
Group
1.244% (LIBOR03M
+ 1.06%) 9/13/21 ●		1,354,000	1,359,822
2.193% 2/25/25		1,700,000	1,754,529
2.559% 2/25/30		1,800,000	1,800,848
3.218% 3/7/22		500,000	513,277
Mizrahi Tefahot Bank
144A 3.077%
4/7/31 #, µ		555,000	555,208
Mizuho Financial Group
1.324% (LIBOR03M
+ 1.14%) 9/13/21 ●		1,900,000	1,909,114
2.226% 5/25/26 µ		1,600,000	1,647,065
2.591% 5/25/31 µ		2,000,000	1,997,689
Morgan Stanley
1.413% (LIBOR03M
+ 1.22%) 5/8/24 ●		2,010,000	2,042,033
1.794% 2/13/32 µ		90,000	84,077
2.188% 4/28/26 µ		3,705,000	3,830,359
2.50% 4/21/21		3,500,000	3,503,445
3.625% 1/20/27		4,000,000	4,392,467
5.00% 11/24/25		3,125,000	3,595,278
Nationwide Building
Society
144A 3.766%
3/8/24 #, µ		800,000	845,529
144A 4.302%
3/8/29 #, µ		5,200,000	5,761,014
Natwest Group
1.664% (LIBOR03M
+ 1.47%) 5/15/23 ●		1,000,000	1,011,737
3.498% 5/15/23 µ		500,000	515,479
4.80% 4/5/26		5,000,000	5,675,725
5.125% 5/12/27 µ, ψ	GBP	500,000	725,909
8.625% 8/15/21 µ, ψ		5,900,000	6,053,223
PNC Bank
2.70% 11/1/22		250,000	258,785
4.05% 7/26/28		2,400,000	2,684,661
PNC Financial Services
Group 2.60%
7/23/26		2,845,000	3,007,574
QNB Finance
2.625% 5/12/25		760,000	788,659
3.50% 3/28/24		625,000	665,941
Santander UK
3.40% 6/1/21		500,000	502,388
3.75% 11/15/21		200,000	204,207
Santander UK Group
Holdings
3.823% 11/3/28 µ		3,200,000	3,496,896
7.375% 6/24/22 µ, ψ	GBP	2,200,000	3,183,823
Shinhan Financial Group
144A 3.34%
2/5/30 #, µ		410,000	428,433
Societe Generale 144A
4.25% 4/14/25 #		3,600,000	3,901,070
Sumitomo Mitsui
Financial Group
1.474% 7/8/25		2,600,000	2,603,818
SVB Financial Group
1.80% 2/2/31		775,000	716,153
4.10% 2/15/31 µ, ψ		2,390,000	2,397,469

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Truist Bank
2.25% 3/11/30		2,095,000	$2,046,664
2.636% 9/17/29 µ		5,182,000	5,434,778
Truist Financial 4.95%
9/1/25 µ, ψ		1,465,000	1,591,356
UBS
5.125% 5/15/24		200,000	220,651
7.625% 8/17/22		500,000	545,176
UBS Group
144A 1.364%
1/30/27 #, µ		400,000	394,452
144A 2.014%
	(LIBOR03M + 1.78%)
4/14/21 #, ●		400,000	400,179
144A 3.00%
4/15/21 #		2,400,000	2,401,865
144A 3.126%
8/13/30 #, µ		2,000,000	2,097,519
144A 4.125%
9/24/25 #		2,940,000	3,265,952
	7.125% 8/10/21 µ, ψ	540,000	550,936
UniCredit
144A 4.134%
	(LIBOR03M + 3.90%)
1/14/22 #, ●		2,200,000	2,254,487
7.50% 6/3/26 µ, ψ	EUR	600,000	834,357
144A 7.83%
12/4/23 #		2,900,000	3,381,899
9.25% 6/3/22 µ, ψ	EUR	200,000	255,774
US Bancorp
1.45% 5/12/25		1,565,000	1,587,338
3.375% 2/5/24		2,915,000	3,143,186
3.60% 9/11/24		1,275,000	1,392,970
3.95% 11/17/25		2,820,000	3,155,526
US Bank 3.40%
7/24/23		815,000	870,730
USB Capital IX 3.50%
	(LIBOR03M + 1.02%)
6/1/21 ψ, ●		415,000	399,437
Virgin Money UK
3.375% 4/24/26 µ	GBP	100,000	145,779
4.00% 9/25/26 µ	GBP	800,000	1,200,399
4.00% 9/3/27 µ	GBP	100,000	151,579
Wells Fargo & Co.
3.196% 6/17/27 µ		900,000	965,333
3.584% 5/22/28 µ		5,300,000	5,783,206
3.90% 3/15/26 µ, ψ		3,380,000	3,415,574
			285,598,040
Basic Industry — 1.91%
AngloGold Ashanti
Holdings 3.75%
10/1/30		595,000	604,545
Avient 144A 5.75%
5/15/25 #		60,000	63,825
Braskem Netherlands
Finance 4.50%
1/10/28		800,000	823,288
Corp Nacional del Cobre
de Chile
144A 3.15%
1/14/30 #		2,770,000	2,877,473
144A 4.25%
7/17/42 #		200,000	217,115
CSN Inova Ventures
144A 6.75%
1/28/28 #		1,695,000	1,798,268
CSN Islands XII 144A
7.00% 6/23/21 #, ψ		290,000	291,299
Equate Petrochemical
144A 4.25%
11/3/26 #		445,000	485,148
First Quantum Minerals
144A 6.875%
10/15/27 #		360,000	386,550
144A 7.50%
4/1/25 #		2,740,000	2,832,475
Freeport-McMoRan
5.45% 3/15/43		1,670,000	2,012,116
Fresnillo 144A 4.25%
10/2/50 #		380,000	374,053
GC Treasury Center
144A 4.30%
3/18/51 #		635,000	649,911
Georgia-Pacific
144A 1.75%
9/30/25 #		925,000	941,716
144A 2.10%
4/30/27 #		735,000	747,908
144A 2.30%
4/30/30 #		1,660,000	1,655,670
8.00% 1/15/24		2,242,000	2,688,259
Gold Fields Orogen
Holdings BVI 144A
6.125% 5/15/29 #		715,000	840,125
GUSAP III 144A 4.25%
1/21/30 #		745,000	785,431
Huntsman International
5.125% 11/15/22		1,000,000	1,055,185
ICL Group 144A 6.375%
5/31/38 #		1,245,000	1,587,375

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
INEOS Styrolution Group
144A 2.25%
1/16/27 #	EUR	500,000	$572,400
Inversiones CMPC 144A
4.75% 9/15/24 #		560,000	615,098
LyondellBasell Industries
4.625% 2/26/55		2,615,000	2,917,944
Methanex 5.25%
12/15/29		2,515,000	2,598,775
Metinvest 144A 7.65%
10/1/27 #		616,000	665,148
Minera Mexico 144A
4.50% 1/26/50 #		770,000	794,263
Newmont
2.25% 10/1/30		2,615,000	2,549,528
2.80% 10/1/29		3,850,000	3,964,012
Nutrition & Biosciences
144A 3.268%
11/15/40 #		3,330,000	3,288,420
OCP
144A 4.50%
10/22/25 #		704,000	747,687
144A 6.875%
4/25/44 #		210,000	245,228
Olin
5.00% 2/1/30		1,840,000	1,931,632
5.625% 8/1/29		705,000	761,280
Phosagro OAO via
Phosagro Bond
Funding DAC 144A
3.949% 4/24/23 #		380,000	393,332
Sasol Financing USA
4.375% 9/18/26		580,000	593,137
5.875% 3/27/24		2,450,000	2,604,595
Sociedad Quimica y
Minera de Chile 144A
3.625% 4/3/23 #		495,000	518,461
Vale Overseas 3.75%
7/8/30		1,690,000	1,767,140
Vedanta Resources
Finance II 144A
8.95% 3/11/25 #		2,485,000	2,377,872
Volcan Cia Minera 144A
4.375% 2/11/26 #		615,000	631,122
			54,254,809
Brokerage — 0.33%
Banco BTG Pactual
144A 2.75%
1/11/26 #		215,000	203,928
144A 4.50%
1/10/25 #		525,000	537,330
Charles Schwab
4.00% 6/1/26 µ, ψ		950,000	966,435
4.00% 12/1/30 µ, ψ		820,000	807,085
5.375% 6/1/25 µ, ψ		2,495,000	2,762,389
Jefferies Group
4.15% 1/23/30		2,205,000	2,425,491
6.45% 6/8/27		331,000	413,126
6.50% 1/20/43		880,000	1,127,410
			9,243,194
Capital Goods — 1.02%
Abertis Infraestructuras
Finance 3.248%
11/24/25 µ, ψ	EUR	1,500,000	1,806,043
Aeropuertos Argentina
2000 PIK 144A
9.375% 2/1/27 #, *		726,249	584,630
ARD Finance PIK 144A
6.50% 6/30/27 #, >		1,170,000	1,229,963
Bioceanico Sovereign
Certificate 144A
2.884% 6/5/34 #, ^		580,605	436,568
Boeing 1.95% 2/1/24		2,000,000	2,050,286
Bombardier 144A
6.00% 10/15/22 #		310,000	310,581
Caterpillar 2.60%
4/9/30		25,000	25,620
Cemex
144A 3.875%
7/11/31 #		600,000	586,830
144A 7.375%
6/5/27 #		545,000	617,894
Covanta Holding 5.00%
9/1/30		590,000	596,638
Heathrow Funding 144A
4.875% 7/15/23 #		200,000	201,975
HTA Group 144A 7.00%
12/18/25 #		755,000	804,792
Hutama Karya Persero
144A 3.75%
5/11/30 #		454,000	477,312
IHS Netherlands Holdco
144A 7.125%
3/18/25 #		565,000	593,956
Klabin Austria 144A
7.00% 4/3/49 #		460,000	550,896
Mauser Packaging
Solutions Holding
144A 5.50%
4/15/24 #		2,960,000	3,004,400

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Otis Worldwide
3.112% 2/15/40		1,173,000	$1,158,041
3.362% 2/15/50		202,000	197,871
PowerTeam Services
144A 9.033%
12/4/25 #		1,680,000	1,856,400
Reynolds Group Issuer
144A 4.00%
10/15/27 #		2,730,000	2,678,813
Rolls-Royce 144A
5.75% 10/15/27 #		1,000,000	1,065,300
Rutas 2 and 7 Finance
144A 3.295%
9/30/36 #, ^		410,000	293,150
Standard Industries
144A 3.375%
1/15/31 #		1,083,000	1,027,496
144A 5.00%
2/15/27 #		309,000	322,712
Teledyne Technologies
2.25% 4/1/28		1,980,000	1,971,724
2.75% 4/1/31		1,730,000	1,725,949
TransDigm
5.50% 11/15/27		1,175,000	1,218,040
144A 6.25%
3/15/26 #		748,000	793,968
UltraTech Cement 144A
2.80% 2/16/31 #		660,000	621,196
			28,809,044
Communications — 4.41%
Alibaba Group Holding
2.70% 2/9/41		750,000	682,367
Altice Financing 144A
5.00% 1/15/28 #		2,040,000	2,017,050
Altice France 144A
2.125% 2/15/25 #	EUR	1,900,000	2,155,716
Altice France Holding
144A 6.00%
2/15/28 #		1,550,000	1,530,075
Amazon.com
1.20% 6/3/27		620,000	607,080
1.50% 6/3/30		1,000,000	954,095
3.15% 8/22/27		1,700,000	1,861,658
AT&T
144A 2.55%
12/1/33 #		2,673,000	2,540,433
3.10% 2/1/43		1,264,000	1,182,136
3.50% 6/1/41		1,680,000	1,660,785
144A 3.50%
9/15/53 #		1,590,000	1,472,131
B2W Digital 144A
4.375% 12/20/30 #		740,000	724,186
British
Telecommunications
144A 3.25%
11/8/29 #		1,700,000	1,781,204
C&W Senior Financing
144A 7.50%
10/15/26 #		1,125,000	1,194,362
CCO Holdings
144A 4.50%
8/15/30 #		500,000	510,228
144A 5.00%
2/1/28 #		900,000	952,785
Charter Communications
Operating
3.70% 4/1/51		2,675,000	2,506,342
4.464% 7/23/22		4,330,000	4,516,999
4.80% 3/1/50		835,000	897,856
4.908% 7/23/25		430,000	487,740
5.05% 3/30/29		7,005,000	8,059,539
Clear Channel Outdoor
Holdings 144A
7.75% 4/15/28 #		420,000	416,168
Clear Channel
Worldwide Holdings
9.25% 2/15/24		477,000	497,117
Comcast
3.20% 7/15/36		1,830,000	1,912,945
3.70% 4/15/24		2,970,000	3,244,534
3.75% 4/1/40		445,000	488,918
Connect Finco 144A
6.75% 10/1/26 #		1,740,000	1,855,345
CSC Holdings
144A 3.375%
2/15/31 #		975,000	920,156
144A 4.625%
12/1/30 #		890,000	876,650
Digicel Group 0.5 PIK
10.00% 4/1/24 *		339,979	331,437
Discovery
Communications
144A 4.00%
9/15/55 #		1,525,000	1,503,858
4.125% 5/15/29		5,735,000	6,342,867
5.20% 9/20/47		2,655,000	3,152,462
Fox 3.666% 1/25/22		900,000	923,872
JD.com 3.875%
4/29/26		525,000	570,658
Level 3 Financing 144A
3.625% 1/15/29 #		1,165,000	1,130,778

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Meituan 144A 3.05%
10/28/30 #		785,000	$764,449
MercadoLibre 2.375%
1/14/26		470,000	467,359
Millicom International
Cellular 144A 4.50%
4/27/31 #		410,000	427,140
Ooredoo International
Finance 144A 5.00%
10/19/25 #		270,000	310,729
Prosus 144A 3.832%
2/8/51 #		620,000	545,906
Sable International
Finance 144A 5.75%
9/7/27 #		245,000	258,934
Sprint
7.25% 9/15/21		300,000	307,905
7.625% 3/1/26		200,000	245,243
Sprint Spectrum 144A
4.738% 3/20/25 #		1,465,000	1,573,154
Telefonica Celular del
Paraguay 144A
5.875% 4/15/27 #		395,000	418,698
Tencent Holdings
144A 1.135%
(LIBOR03M + 0.91%)
4/11/24 #, ●		200,000	200,230
144A 3.28%
4/11/24 #		645,000	687,750
Terrier Media Buyer
144A 8.875%
12/15/27 #		2,285,000	2,463,059
Time Warner Cable
7.30% 7/1/38		2,120,000	2,951,157
Time Warner
Entertainment
8.375% 3/15/23		1,415,000	1,623,012
T-Mobile USA
144A 1.50%
2/15/26 #		2,915,000	2,892,015
144A 2.55%
2/15/31 #		550,000	539,517
144A 3.00%
2/15/41 #		1,400,000	1,302,035
144A 3.30%
2/15/51 #		1,500,000	1,403,730
144A 3.50%
4/15/25 #		895,000	966,493
144A 3.75%
4/15/27 #		1,255,000	1,373,171
144A 3.875%
4/15/30 #		4,540,000	4,933,209
Turk Telekomunikasyon
144A 6.875%
2/28/25 #		700,000	744,836
Turkcell Iletisim
Hizmetleri 144A
5.80% 4/11/28 #		585,000	592,704
VEON Holdings 144A
3.375% 11/25/27 #		760,000	752,765
Verizon Communications
1.298% (LIBOR03M
+ 1.10%) 5/15/25 ●		3,200,000	3,273,257
2.10% 3/22/28		1,630,000	1,637,863
2.55% 3/21/31		1,840,000	1,839,939
3.40% 3/22/41		930,000	945,465
3.55% 3/22/51		915,000	915,394
4.125% 3/16/27		1,500,000	1,700,301
4.50% 8/10/33		6,325,000	7,353,747
ViacomCBS
4.375% 3/15/43		2,945,000	3,182,414
4.95% 1/15/31		1,955,000	2,308,364
Vmed O2 UK Financing I
144A 4.25%
1/31/31 #		1,885,000	1,837,121
Vodafone Group
4.25% 9/17/50		1,070,000	1,180,840
4.875% 6/19/49		4,385,000	5,218,730
VTR Comunicaciones
144A 4.375%
4/15/29 #		685,000	689,795
Zayo Group Holdings
144A 6.125%
3/1/28 #		725,000	745,278
Ziggo Bond
144A 3.375%
2/28/30 #	EUR	500,000	579,402
144A 5.125%
2/28/30 #		300,000	307,125
			124,922,767
Consumer Cyclical — 2.14%
Allison Transmission
144A 5.875%
6/1/29 #		1,295,000	1,417,624
BMW US Capital 144A
3.40% 8/13/21 #		300,000	303,399
Boyd Gaming 4.75%
12/1/27		2,086,000	2,130,025
Caesars Entertainment
144A 6.25%
7/1/25 #		1,420,000	1,515,523
Carnival 144A 7.625%
3/1/26 #		1,748,000	1,880,061

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Daimler Finance North
America
144A 1.094%
(LIBOR03M + 0.90%)
2/15/22 #, ●		1,100,000	$1,107,512
144A 2.00%
7/6/21 #		400,000	401,693
144A 2.20%
10/30/21 #		200,000	202,130
144A 3.40%
2/22/22 #		500,000	513,166
144A 3.75%
11/5/21 #		300,000	305,961
Ford Motor Credit
1.463% (LIBOR03M
+ 1.27%) 3/28/22 ●		400,000	397,457
1.744% 7/19/24	EUR	100,000	118,073
2.33% 11/25/25	EUR	100,000	120,586
2.386% 2/17/26	EUR	500,000	603,856
2.748% 6/14/24	GBP	100,000	139,215
2.90% 2/16/28		765,000	735,930
3.25% 9/15/25	EUR	1,000,000	1,249,249
3.55% 10/7/22		1,500,000	1,538,430
4.535% 3/6/25	GBP	1,100,000	1,620,705
4.542% 8/1/26		5,205,000	5,514,437
5.125% 6/16/25		600,000	648,750
Future Retail 144A
5.60% 1/22/25 #		565,000	464,340
General Motors
5.00% 10/1/28		939,000	1,076,765
5.40% 10/2/23		685,000	744,225
6.125% 10/1/25		685,000	806,290
6.60% 4/1/36		982,000	1,276,487
General Motors Financial
1.075% (LIBOR03M
+ 0.85%) 4/9/21 ●		500,000	500,041
2.35% 1/8/31		540,000	516,351
5.20% 3/20/23		231,000	250,612
5.25% 3/1/26		2,570,000	2,945,988
5.70% 9/30/30 µ, ψ		1,780,000	1,926,850
Hilton Domestic
Operating
144A 3.625%
2/15/32 #		700,000	680,295
144A 4.00%
5/1/31 #		2,300,000	2,304,313
Hyundai Capital America
144A 3.50%
11/2/26 #		515,000	553,353
Marriott International
3.50% 10/15/32		900,000	935,230
McDonald’s 0.649%
(LIBOR03M + 0.43%)
10/28/21 ●		2,300,000	2,305,311
MGM China Holdings
144A 4.75%
2/1/27 #		525,000	533,531
MGM Resorts
International 4.75%
10/15/28		1,215,000	1,257,215
Nissan Motor
144A 3.043%
9/15/23 #		1,800,000	1,884,294
144A 4.345%
9/17/27 #		600,000	653,054
144A 4.81%
9/17/30 #		200,000	219,604
Nissan Motor
Acceptance
144A 2.80%
1/13/22 #		200,000	203,074
144A 3.65%
9/21/21 #		300,000	303,986
144A 3.875%
9/21/23 #		3,000,000	3,200,727
Royal Caribbean Cruises
144A 5.50%
4/1/28 #		1,270,000	1,277,938
Sands China
3.80% 1/8/26		400,000	426,868
4.375% 6/18/30		490,000	519,542
5.40% 8/8/28		1,800,000	2,060,892
Scientific Games
International 144A
8.25% 3/15/26 #		1,890,000	2,030,247
Six Flags Entertainment
144A 4.875%
7/31/24 #		1,225,000	1,238,781
Toyota Industries 144A
3.11% 3/12/22 #		1,600,000	1,638,307
Turkiye Sise ve Cam
Fabrikalari 144A
6.95% 3/14/26 #		570,000	611,005
Volkswagen Group of
America Finance
144A 1.051%
(LIBOR03M + 0.86%)
9/24/21 #, ●		1,500,000	1,505,512
144A 4.00%
11/12/21 #		500,000	510,987
Wolverine World Wide
144A 5.00%
9/1/26 #		400,000	406,750

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Wynn Macau 144A
5.625% 8/26/28 #		440,000	$460,757
			60,693,304
Consumer Non-Cyclical – 3.52%
AbbVie
2.85% 5/14/23		900,000	939,039
2.95% 11/21/26		2,650,000	2,823,544
3.20% 5/14/26		500,000	540,524
3.25% 10/1/22		300,000	310,393
3.45% 3/15/22		1,000,000	1,023,203
3.75% 11/14/23		1,200,000	1,293,111
4.05% 11/21/39		3,193,000	3,579,599
Adani Ports & Special
Economic Zone 144A
3.10% 2/2/31 #		1,185,000	1,125,846
Amgen 2.20% 2/21/27		3,300,000	3,387,095
Anheuser-Busch InBev
Worldwide
4.15% 1/23/25		1,945,000	2,162,616
4.50% 6/1/50		2,240,000	2,545,828
Auna 144A 6.50%
11/20/25 #		690,000	736,806
Bacardi 144A 4.45%
5/15/25 #		500,000	556,337
BAT Capital 2.259%
3/25/28		1,500,000	1,478,247
BAT International
Finance 1.668%
3/25/26		1,065,000	1,054,864
Bausch Health 144A
6.25% 2/15/29 #		3,257,000	3,466,753
Bellis Acquisition 144A
3.25% 2/16/26 #	GBP	3,300,000	4,575,084
Biogen 3.15% 5/1/50		3,195,000	2,939,576
Boston Scientific
3.375% 5/15/22		400,000	413,010
4.00% 3/1/29		3,300,000	3,673,187
Centene
3.375% 2/15/30		1,000,000	1,010,935
144A 5.375%
8/15/26 #		745,000	787,763
CVS Health
1.875% 2/28/31		320,000	300,839
3.75% 4/1/30		780,000	851,832
4.30% 3/25/28		6,944,000	7,890,139
4.78% 3/25/38		1,030,000	1,217,750
5.05% 3/25/48		5,000	6,148
CVS Pass Through Trust
144A 5.773%
1/10/33 #, ◆		68,684	79,947
Danone 144A 2.589%
11/2/23 #		1,500,000	1,566,331
Equifax 1.064%
(LIBOR03M + 0.87%)
8/15/21 ●		700,000	701,653
Gilead Sciences 4.15%
3/1/47		3,305,000	3,680,652
Global Payments
2.65% 2/15/25		1,839,000	1,933,244
2.90% 5/15/30		593,000	605,828
3.20% 8/15/29		3,380,000	3,563,674
HCA
4.125% 6/15/29		3,400,000	3,771,693
7.58% 9/15/25		30,000	35,850
IHS Markit 3.625%
5/1/24		600,000	644,634
Imperial Brands Finance
144A 3.75%
7/21/22 #		470,000	485,706
JBS Investments II 144A
5.75% 1/15/28 #		385,000	406,718
Kernel Holding 144A
6.50% 10/17/24 #		375,000	399,165
MHP 144A 7.75%
5/10/24 #		520,000	558,446
Minerva Luxembourg
144A 4.375%
3/18/31 #		800,000	783,100
New York and
Presbyterian Hospital
4.063% 8/1/56		690,000	801,857
Pernod Ricard 144A
4.25% 7/15/22 #		150,000	156,921
Pilgrim’s Pride 144A
5.875% 9/30/27 #		1,458,000	1,564,361
Prestige Brands 144A
3.75% 4/1/31 #		965,000	922,781
Prime Security Services
Borrower 144A
6.25% 1/15/28 #		3,020,000	3,148,048
Rede D’or Finance 144A
4.50% 1/22/30 #		710,000	698,044
Regeneron
Pharmaceuticals
1.75% 9/15/30		825,000	763,963
Royalty Pharma 144A
1.75% 9/2/27 #		7,625,000	7,411,250
Takeda Pharmaceutical
2.05% 3/31/30		1,315,000	1,268,413
3.025% 7/9/40		985,000	954,720
3.175% 7/9/50		985,000	943,412

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare
5.125% 5/1/25		2,395,000	$2,431,644
144A 6.125%
10/1/28 #		1,815,000	1,896,675
Teva Pharmaceutical
Finance Netherlands II
1.125% 10/15/24	EUR	300,000	334,427
Teva Pharmaceutical
Finance Netherlands
III 6.75% 3/1/28		1,066,000	1,199,596
Ulker Biskuvi Sanayi
144A 6.95%
10/30/25 #		1,055,000	1,109,290
United Rentals North
America 3.875%
2/15/31		869,000	874,974
Universal Health Services
144A 5.00%
6/1/26 #		210,000	215,998
Viatris
144A 1.65%
6/22/25 #		320,000	321,450
144A 2.30%
6/22/27 #		265,000	267,597
144A 2.70%
6/22/30 #		1,940,000	1,918,045
144A 4.00%
6/22/50 #		450,000	459,752
Zimmer Biomet Holdings
3.15% 4/1/22		300,000	306,498
			99,876,425
Energy – 3.76%
Abu Dhabi Crude Oil
Pipeline 144A 4.60%
11/2/47 #		330,000	373,539
BP Capital Markets
4.875% 3/22/30 µ, Ψ		2,465,000	2,646,794
Chevron USA 3.90%
11/15/24		565,000	622,406
CNX Resources 144A
6.00% 1/15/29 #		2,785,000	2,899,338
Crestwood Midstream
Partners 144A 6.00%
2/1/29 #		1,737,000	1,714,202
Ecopetrol
5.375% 6/26/26		360,000	404,330
6.875% 4/29/30		635,000	774,325
Enable Midstream
Partners 4.95%
5/15/28		700,000	772,333
Energean Israel Finance
144A 4.875%
3/30/26 #		660,000	665,362
Energy Transfer
5.25% 4/15/29		1,100,000	1,252,927
5.50% 6/1/27		3,200,000	3,695,051
6.25% 4/15/49		4,420,000	5,199,256
Energy Transfer Partners
5.00% 10/1/22		1,500,000	1,576,088
EnfraGen Energia Sur
144A 5.375%
12/30/30 #		845,000	833,588
Enterprise Products
Operating 3.20%
2/15/52		4,365,000	3,993,036
EQT 7.625% 2/1/25		1,100,000	1,267,508
Equinor 1.75% 1/22/26		655,000	670,652
Galaxy Pipeline Assets
Bidco
144A 1.75%
9/30/27 #		1,385,000	1,386,502
144A 2.625%
3/31/36 #		1,475,000	1,414,237
144A 2.94%
9/30/40 #		745,000	720,664
Gazprom via Gaz
Finance 144A 3.25%
2/25/30 #		535,000	512,765
Geopark
144A 5.50%
1/17/27 #		645,000	655,610
144A 6.50%
9/21/24 #		200,000	207,369
Greenko Solar Mauritius
144A 5.95%
7/29/26 #		540,000	578,745
Indika Energy Capital IV
144A 8.25%
10/22/25 #		395,000	417,416
KazMunayGas National
JSC 144A 6.375%
10/24/48 #		121,000	155,021
KazTransGas JSC 144A
4.375% 9/26/27 #		2,256,000	2,520,760
Kinder Morgan 3.60%
2/15/51		1,205,000	1,124,758
Kinder Morgan Energy
Partners 5.00%
10/1/21		620,000	626,696

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Lukoil Securities 144A
3.875% 5/6/30 #	2,230,000	$2,302,586
Marathon Oil 4.40%
7/15/27	7,615,000	8,389,442
MPLX
1.75% 3/1/26	685,000	686,520
4.125% 3/1/27	2,000,000	2,221,941
Murphy Oil 5.875%
12/1/27	2,587,000	2,537,692
NuStar Logistics
5.625% 4/28/27	205,000	214,834
6.375% 10/1/30	2,337,000	2,531,263
Oil and Gas Holding
144A 7.625%
11/7/24 #	200,000	223,280
ONEOK
4.35% 3/15/29	1,500,000	1,637,271
7.50% 9/1/23	2,840,000	3,239,941
PDC Energy 5.75%
5/15/26	1,205,000	1,251,392
Pertamina Persero 144A
3.65% 7/30/29 #	197,000	206,850
Petrobras Global Finance
5.999% 1/27/28	3,500,000	3,850,000
6.75% 6/3/50	640,000	684,336
6.85% 6/5/15	1,700,000	1,750,150
7.25% 3/17/44	600,000	688,080
Petroleos Mexicanos
5.95% 1/28/31	600,000	577,137
6.49% 1/23/27	1,213,000	1,269,502
6.50% 1/23/29	934,000	945,147
6.75% 9/21/47	230,000	196,020
Petronas Capital
144A 3.50%
4/21/30 #	440,000	471,557
144A 4.55%
4/21/50 #	700,000	831,797
144A 4.80%
4/21/60 #	1,100,000	1,392,665
PTTEP Treasury Center
144A 2.587%
6/10/27 #	695,000	715,718
Rio Oil Finance Trust
Series 2014-1 9.25%
7/6/24	116,133	129,199
Sabine Pass Liquefaction
5.625% 3/1/25	1,455,000	1,664,513
5.75% 5/15/24	8,496,000	9,591,563
6.25% 3/15/22	400,000	415,508
Saudi Arabian Oil
144A 3.50%
11/24/70 #	505,000	449,200
144A 4.25%
4/16/39 #	530,000	572,848
SEPLAT Petroleum
Development 144A
7.75% 4/1/26 #	560,000	562,100
Southwestern Energy
7.75% 10/1/27	2,050,000	2,194,781
Targa Resources Partners
5.375% 2/1/27	1,530,000	1,590,251
Tengizchevroil Finance
Co International
144A 2.625%
8/15/25 #	484,000	489,899
Tennessee Gas Pipeline
144A 2.90%
3/1/30 #	8,165,000	8,139,473
Transportadora de Gas
del Sur 144A 6.75%
5/2/25 #	370,000	320,328
Tullow Oil 144A 7.00%
3/1/25 #	365,000	310,250
UEP Penonome II 144A
6.50% 10/1/38 #	555,000	561,599
Woodside Finance 144A
3.70% 9/15/26 #	400,000	427,104
YPF 144A 8.50%
6/27/29 #	985,000	631,996
		106,547,011
Finance Companies – 1.51%
AerCap Ireland Capital
DAC
1.75% 1/30/26	590,000	573,440
3.50% 1/15/25	300,000	314,805
3.65% 7/21/27	2,700,000	2,835,486
4.45% 10/1/25	1,200,000	1,304,699
4.45% 4/3/26	150,000	162,469
4.50% 9/15/23	460,000	495,004
4.625% 7/1/22	1,100,000	1,150,827
4.625% 10/15/27	745,000	818,136
6.50% 7/15/25	1,350,000	1,574,389
Air Lease
2.875% 1/15/26	2,050,000	2,128,519
3.00% 2/1/30	2,850,000	2,793,605
3.375% 7/1/25	670,000	708,397
4.25% 2/1/24	900,000	977,129
Aircastle 4.125%
5/1/24	2,500,000	2,643,206

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
ASG Finance Designated
Activity 144A 7.875%
12/3/24 #		545,000	$519,113
Aviation Capital Group
144A 3.875%
5/1/23 #		1,000,000	1,044,381
BOC Aviation
2.375% 9/15/21		600,000	602,475
144A 2.625%
9/17/30 #		580,000	559,208
3.00% 5/23/22		300,000	304,995
DAE Funding
144A 1.625%
2/15/24 #		1,500,000	1,483,125
144A 3.375%
3/20/28 #		2,330,000	2,319,930
3.375% 3/20/28		2,700,000	2,688,331
DAE Sukuk DIFC 144A
3.75% 2/15/26 #		527,000	543,798
GATX 0.915%
(LIBOR03M + 0.72%)
11/5/21 ●		2,100,000	2,107,263
GE Capital UK Funding
Unlimited 5.875%
1/18/33	GBP	300,000	560,845
Goodman HK Finance
4.375% 6/19/24		1,095,000	1,192,526
Kaisa Group Holdings
9.375% 6/30/24		630,000	606,334
Logicor Financing 3.25%
11/13/28	EUR	3,400,000	4,641,244
OneMain Finance
6.125% 3/15/24		1,500,000	1,621,875
ORIX 3.20% 1/19/22		500,000	510,420
Park Aerospace Holdings
144A 5.25%
8/15/22 #		135,000	141,770
Samhallsbyggnadsbolaget
i Norden 1.125%
9/4/26	EUR	900,000	1,078,376
Shimao Group Holdings
5.60% 7/15/26		790,000	852,732
SMBC Aviation Capital
Finance DAC 144A
3.00% 7/15/22 #		400,000	409,896
Yuzhou Group Holdings
7.70% 2/20/25		510,000	444,944
			42,713,692
Insurance – 0.42%
AIA Group
144A 3.375%
4/7/30 #		375,000	400,977
144A 3.90%
4/6/28 #		1,000,000	1,093,691
Ambac Assurance 144A
5.10% #, **		29,743	40,896
Ambac LSNI 144A
6.00% (LIBOR03M +
5.00%) 2/12/23 #, ●		108,935	109,344
AssuredPartners 144A
7.00% 8/15/25 #		978,000	1,013,907
Athene Global Funding
144A 1.424%
(LIBOR03M + 1.23%)
7/1/22 #, ●		700,000	707,631
Athora Netherlands
2.375% 5/17/24	EUR	2,100,000	2,551,688
Brighthouse Financial
5.625% 5/15/30		850,000	997,374
Fairfax Financial
Holdings 4.625%
4/29/30		1,000,000	1,093,386
GTCR AP Finance 144A
8.00% 5/15/27 #		417,000	448,796
MetLife 3.85%
9/15/25 µ, Ψ		1,520,000	1,573,200
Prudential Financial
3.70% 3/13/51		1,660,000	1,760,509
			11,791,399
Real Estate Investment Trusts – 0.69%
American Tower
3.00% 6/15/23		600,000	631,568
3.375% 5/15/24		500,000	536,369
American Tower Trust
#1 144A 3.07%
3/15/48 #		1,285,000	1,301,588
Crown Castle
International
3.80% 2/15/28		2,115,000	2,306,755
4.30% 2/15/29		2,745,000	3,079,932
CubeSmart 3.00%
2/15/30		1,153,000	1,172,785
CyrusOne 1.45%
1/22/27	EUR	1,400,000	1,656,896
EPR Properties 4.50%
6/1/27		1,700,000	1,745,670
Equinix 5.375%
5/15/27		350,000	376,462
GLP Capital 4.00%
1/15/30		2,600,000	2,709,525

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Iron Mountain 144A
5.25% 7/15/30 #		1,085,000	$1,120,859
MGM Growth Properties
Operating Partnership
5.75% 2/1/27		145,000	160,080
MPT Operating
Partnership 3.692%
6/5/28	GBP	1,600,000	2,303,118
Trust Fibra UNO 144A
5.25% 1/30/26 #		560,000	620,623
			19,722,230
Technology – 0.87%
Black Knight InfoServ
144A 3.625%
9/1/28 #		1,145,000	1,126,520
Broadcom
3.459% 9/15/26		2,353,000	2,526,549
4.11% 9/15/28		1,052,000	1,151,902
CommScope
Technologies 144A
5.00% 3/15/27 #		1,798,000	1,784,524
Dell International
144A 5.45%
6/15/23 #		600,000	655,969
144A 6.02%
6/15/26 #		400,000	473,952
Fiserv 3.50% 7/1/29		3,500,000	3,780,385
NXP
144A 2.70%
5/1/25 #		180,000	188,921
144A 3.40%
5/1/30 #		350,000	370,148
144A 3.875%
6/18/26 #		3,250,000	3,582,165
144A 4.30%
6/18/29 #		142,000	159,087
144A 4.625%
6/1/23 #		1,000,000	1,083,769
144A 4.875%
3/1/24 #		3,280,000	3,647,035
Oracle
2.875% 3/25/31		1,360,000	1,385,560
3.65% 3/25/41		740,000	749,871
3.95% 3/25/51		740,000	764,178
SK Hynix 144A 2.375%
1/19/31 #		1,275,000	1,208,238
			24,638,773
Transportation – 1.16%
Aerovias de Mexico
144A 7.00%
2/5/25 #, ‡		855,000	468,113
American Airlines
2015-1 Class A Pass
Through Trust
3.375% 11/1/28 ◆		1,017,716	991,335
American Airlines
2016-3 Class AA Pass
Through Trust 3.00%
4/15/30 ◆		1,068,413	1,080,174
American Airlines
2019-1 Class AA Pass
Through Trust 3.15%
8/15/33 ◆		94,586	94,139
Ashtead Capital 144A
5.25% 8/1/26 #		400,000	420,640
Azul Investments 144A
5.875% 10/26/24 #		830,000	732,952
British Airways 2018-1
Class AA Pass
Through Trust 144A
3.80% 3/20/33 #, ◆		1,275,259	1,328,874
Delta Air Lines
3.625% 3/15/22		500,000	505,663
144A 7.00%
5/1/25 #		5,800,000	6,686,162
7.375% 1/15/26		1,734,000	2,029,607
Delta Air Lines 2007-1
Class A Pass Through
Trust 6.821%
2/10/24 ◆		168,481	176,136
Doric Nimrod Air Finance
Alpha 2012-1 Class A
Pass Through Trust
144A 5.125%
11/30/24 #, ◆		533,320	531,664
ERAC USA Finance
144A 2.70%
11/1/23 #		300,000	315,063
144A 4.50%
8/16/21 #		200,000	203,014
Kansas City Southern
3.00% 5/15/23		500,000	521,618
Lima Metro Line
2 Finance 144A
4.35% 4/5/36 #		695,000	737,054
Mileage Plus Holdings
144A 6.50%
6/20/27 #		3,375,000	3,704,063
Movida Europe 144A
5.25% 2/8/31 #		490,000	470,750

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Penske Truck Leasing
144A 3.95%
3/10/25 #		1,000,000	$1,092,452
144A 4.45%
1/29/26 #		2,100,000	2,354,317
144A 4.875%
7/11/22 #		300,000	316,382
Southwest Airlines
5.125% 6/15/27		2,425,000	2,790,149
5.25% 5/4/25		2,380,000	2,709,986
Union Pacific 3.25%
2/5/50		765,000	754,729
United Airlines 2020-1
Class A Pass Through
Trust 5.875%
4/15/29 ◆		1,463,738	1,626,034
US Airways 2012-2 Class
A Pass Through Trust
4.625% 12/3/26 ◆		368,368	348,279
			32,989,349
Utilities – 2.43%
Adani Electricity Mumbai
144A 3.949%
2/12/30 #		475,000	480,011
AEP Texas 2.40%
10/1/22		200,000	205,479
AES Gener 144A
7.125% 3/26/79 #, µ		605,000	650,898
American Transmission
Systems 144A 5.25%
1/15/22 #		1,955,000	2,016,622
Calpine
144A 4.50%
2/15/28 #		453,000	457,485
144A 5.00%
2/1/31 #		1,535,000	1,500,463
144A 5.125%
3/15/28 #		454,000	456,754
Centrais Eletricas
Brasileiras
144A 3.625%
2/4/25 #		200,000	201,756
144A 4.625%
2/4/30 #		565,000	565,904
Cikarang Listrindo 144A
4.95% 9/14/26 #		540,000	553,527
Clean Renewable Power
Mauritius 144A
4.25% 3/25/27 #		815,000	823,150
CLP Power Hong Kong
Financing 2.875%
4/26/23		240,000	249,653
Duke Energy 4.875%
9/16/24 µ, ψ		2,330,000	2,467,470
Duke Energy Indiana
3.25% 10/1/49		1,265,000	1,250,690
Electricite de France
2.875%
12/15/26 µ, ψ	EUR	1,400,000	1,712,424
Enel Finance
International 144A
2.875% 5/25/22 #		1,100,000	1,128,394
Engie Energia Chile
144A 4.50%
1/29/25 #		515,000	561,505
ENN Energy Holdings
144A 2.625%
9/17/30 #		605,000	582,339
Entergy 4.00% 7/15/22		300,000	311,644
Entergy Arkansas 4.20%
4/1/49		870,000	976,235
Entergy Louisiana
4.95% 1/15/45		235,000	254,999
Entergy Mississippi
3.85% 6/1/49		1,465,000	1,541,625
Entergy Texas 3.55%
9/30/49		700,000	698,510
Essential Utilities
2.704% 4/15/30		695,000	701,896
3.351% 4/15/50		675,000	654,966
Evergy 4.85% 6/1/21		225,000	225,000
Evergy Kansas Central
3.45% 4/15/50		1,185,000	1,204,027
Exelon 2.45% 4/15/21		200,000	200,113
FirstEnergy 3.35%
7/15/22		200,000	203,077
FirstEnergy Transmission
144A 4.55%
4/1/49 #		875,000	924,205
Infraestructura
Energetica Nova
144A 3.75%
1/14/28 #		225,000	239,906
144A 4.875%
1/14/48 #		595,000	594,042
Israel Electric 144A
5.00% 11/12/24 #		532,000	598,726
Kallpa Generacion 144A
4.125% 8/16/27 #		870,000	928,064

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Louisville Gas and
Electric 4.25%
4/1/49	2,685,000	$3,064,396
Mong Duong Finance
Holdings 144A
5.125% 5/7/29 #	995,000	1,002,627
NextEra Energy Capital
Holdings
0.55% (SOFR +
0.54%) 3/1/23 ●	100,000	100,279
0.65% 3/1/23	2,800,000	2,809,484
2.403% 9/1/21	1,700,000	1,714,717
NiSource 5.65%
6/15/23 µ, ψ	875,000	904,531
Oryx Funding 144A
5.80% 2/3/31 #	660,000	684,338
Pacific Gas and Electric
1.573% (LIBOR03M
+ 1.375%)
11/15/21 ●	2,200,000	2,204,408
2.10% 8/1/27	9,195,000	9,015,829
2.50% 2/1/31	735,000	694,070
3.25% 6/1/31	420,000	419,041
3.30% 3/15/27	700,000	730,693
3.30% 8/1/40	1,796,000	1,631,242
3.50% 6/15/25	400,000	424,450
3.50% 8/1/50	1,100,000	957,858
4.50% 7/1/40	1,100,000	1,118,103
Pedernales Electric
Cooperative 144A
6.202% 11/15/32 #	620,000	736,007
Perusahaan Listrik
Negara
144A 3.875%
7/17/29 #	605,000	635,934
144A 4.125%
5/15/27 #	300,000	322,925
144A 5.25%
5/15/47 #	540,000	594,675
PG&E 5.25% 7/1/30	2,970,000	3,151,913
Saudi Electricity Global
Sukuk Co. 4 4.222%
1/27/24	715,000	774,023
Sempra Energy 4.875%
10/15/25 µ, ψ	1,055,000	1,131,488
Southern California
Edison
3.65% 2/1/50	1,525,000	1,511,248
4.00% 4/1/47	880,000	907,956
4.875% 3/1/49	2,330,000	2,711,223
Systems Energy
Resources 2.14%
12/9/25	800,000	781,760
Trans-Allegheny
Interstate Line 144A
3.85% 6/1/25 #	165,000	177,210
Vistra Operations 144A
5.50% 9/1/26 #	1,784,000	1,850,900
		68,884,887
Total Corporate Bonds
(cost $934,509,441)		970,684,924

Municipal Bonds – 0.60%
American Municipal
Power, Ohio
(Combined Hydroelectric
Projects - Build
America Bonds)
Series B 8.084%
2/15/50	1,500,000	2,583,180
Chicago, Illinois Transit
Authority Sales Tax
Receipts Revenue
(Pension Funding)
Series A 6.899%
12/1/40	1,800,000	2,517,318
(Retiree Health Care
Funding) Series B
6.899% 12/1/40	1,800,000	2,517,318
New Jersey
Transportation Trust
Fund Authority
(Build America Bonds)
Series C 5.754% 12/15/28	1,590,000	1,896,441
New York State Urban
Development
(Build America Bonds)
Series E 5.77%
3/15/39	800,000	976,240
Municipal Electric
Authority of Georgia
(Build America Bonds
Plant Vogtle Units 3 &
4 Project) 6.655%
4/1/57	1,767,000	2,550,417
New York City, New York
Transitional Finance
Authority Future Tax
Secured Revenue
(Build America Bonds)
Subordinate Series A-1
5.508% 8/1/37	700,000	915,348

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Oregon State Taxable
Pension
5.892% 6/1/27	30,000	$36,631
South Carolina Public
Service Authority
(Santee Cooper) Series D
4.77% 12/1/45	145,000	174,271
California State Various
Purposes
(High-Speed Passenger
Train Bonds) Series C
0.891% (LIBOR01M
+ 0.78%) 4/1/47 ●	1,250,000	1,251,187
Pennsylvania Higher
Education Assistance
Agency Revenue
(Student Loans)
Series 2006-2 A-3
0.348% (LIBOR03M
+ 0.13%) 10/25/36 ●	373,695	367,074
West Virginia Tobacco
Settlement Finance
Authority
(Class 1 Senior
Current Interest
Bonds)
Series A
1.82% 6/1/26	250,000	251,760
Series A
2.351% 6/1/28	300,000	303,480
Series A
2.551% 6/1/29	300,000	304,758
Series A
2.951% 6/1/31	500,000	503,465
Total Municipal Bonds
(cost $15,465,312)		17,148,888

Non-Agency Asset-Backed Securities – 2.29%
ABFC Trust
Series 2006-HE1 A2D
0.329% (LIBOR01M
+ 0.22%, Floor
0.22%) 1/25/37 ●	308,626	218,820
Argent Securities Trust
Series 2006-M1 A2C
0.259% (LIBOR01M
+ 0.15%, Floor
0.15%) 7/25/36 ●	1,194,578	514,532
Series 2006-W4 A2C
0.429% (LIBOR01M
+ 0.32%, Floor
0.32%) 5/25/36 ●	626,476	233,181
Bear Stearns Asset-
Backed Securities I
Trust
Series 2005-FR1 M2
1.114% (LIBOR01M
+ 1.005%, Floor
1.005%) 6/25/35 ●	1,502,634	1,490,920
Bear Stearns Asset-
Backed Securities
Trust
Series 2007-SD1 22A1
2.829% 10/25/36 ●	111,445	76,957
Bear Stearns Second
Lien Trust
Series 2007-SV1A M2
144A 1.459%
(LIBOR01M + 1.35%,
Cap 11.00%, Floor
1.35%) 1/25/36 #, ●	115,737	115,536
Centex Home Equity
Loan Trust
Series 2002-A AF6
5.54% 1/25/32	378	390
CIT Mortgage Loan Trust
Series 2007-1 1M1
144A 1.609%
(LIBOR01M + 1.50%,
Floor 1.50%)
10/25/37 #, ●	3,600,000	3,666,062
Citicorp Residential
Mortgage Trust
Series 2006-3 A5
5.076% 11/25/36 ●	588,250	605,490
Countrywide Asset-
Backed Certificates
Series 2004-3 2A
0.509% (LIBOR01M
+ 0.40%, Floor
0.40%) 8/25/34 ●	39,030	37,686
Series 2006-1 AF6
4.551% 7/25/36 ●	89,912	91,520
Series 2006-26 2A4
0.329% (LIBOR01M
+ 0.22%, Floor
0.22%) 6/25/37 ●	1,707,721	1,654,167
Series 2007-6 2A4
0.419% (LIBOR01M
+ 0.31%, Floor
0.31%) 9/25/37 ●	924,317	777,932
CWABS Asset-Backed
Certificates Trust
Series 2005-3 MV7
2.059% (LIBOR01M
+ 1.95%, Floor
1.95%) 8/25/35 ●	4,200,000	4,303,872

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
CWABS Asset-Backed
Certificates Trust
Series 2006-11 1AF6
6.15% 9/25/46 ●	77,430	$79,842
Series 2006-17 2A2
0.259% (LIBOR01M
+ 0.15%, Floor
0.15%) 3/25/47 ●	1,061,139	1,044,020
DataBank Issuer
Series 2021-1A A2
144A 2.06%
2/27/51 #	1,600,000	1,586,107
Discover Card Execution
Note Trust
Series 2019-A1 A1
3.04% 7/15/24	400,000	408,803
EquiFirst Mortgage Loan
Trust
Series 2004-2 M7
3.109% (LIBOR01M
+ 3.00%, Floor
3.00%) 10/25/34 ●	662,361	691,136
First Franklin Mortgage
Loan Trust
Series 2006-FF5 2A3
0.429% (LIBOR01M
+ 0.32%, Floor
0.32%) 4/25/36 ●	687,074	666,944
Ford Credit Auto Lease
Trust
Series 2021-A B
0.47% 5/15/24	1,300,000	1,295,182
Fremont Home Loan
Trust
Series 2004-B M1
0.979% (LIBOR01M
+ 0.87%, Floor
0.87%) 5/25/34 ●	2,355,931	2,309,726
GE-WMC Mortgage
Securities Trust
Series 2006-1 A2B
0.409% (LIBOR01M
+ 0.30%, Floor
0.30%) 8/25/36 ●	1,919,836	1,172,335
GSAMP Trust
Series 2006-FM3 A2D
0.339% (LIBOR01M
+ 0.23%, Floor
0.23%) 11/25/36 ●	908,018	561,077
Series 2007-SEA1 A
144A 0.409%
(LIBOR01M + 0.30%,
Floor 0.30%)
12/25/36 #, ●	690,775	670,667
Hardee’s Funding
Series 2018-1A A2II
144A 4.959%
6/20/48 #	487,500	512,411
Harley-Davidson
Motorcycle Trust
Series 2020-A A2A
1.83% 1/17/23	234,950	235,519
HOA Funding
Series 2014-1A A2
144A 4.846%
8/20/44 #	1,222,350	1,208,574
Home Equity Mortgage
Loan Asset-Backed
Trust
Series 2007-A 2A3
0.349% (LIBOR01M
+ 0.24%, Floor
0.24%) 4/25/37 ●	1,278,574	974,429
HSI Asset Securitization
Trust
Series 2006-HE1 2A1
0.159% (LIBOR01M
+ 0.05%, Floor
0.05%) 10/25/36 ●	24,932	12,987
Hyundai Auto
Receivables Trust
Series 2020-C A2
0.26% 9/15/23	300,000	300,056
JPMorgan Mortgage
Acquisition Trust
Series 2006-CW2 AV5
0.349% (LIBOR01M
+ 0.24%, Floor
0.24%) 8/25/36 ●	469,284	463,874
Long Beach Mortgage
Loan Trust
Series 2006-1 2A4
0.709% (LIBOR01M
+ 0.60%, Floor
0.60%) 2/25/36 ●	2,784,725	2,529,336
Series 2006-7 1A
0.264% (LIBOR01M
+ 0.155%, Floor
0.155%) 8/25/36 ●	2,709,393	1,727,224
Mercedes-Benz Auto
Lease Trust
Series 2019-B A2
2.01% 12/15/21	32,603	32,624

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Mercedes-Benz Auto
Lease Trust
Series 2020-A A2
1.82% 3/15/22	159,007 $	$159,336
Mercedes-Benz Master
Owner Trust
Series 2019-BA A
144A 2.61%
5/15/24 #	500,000	512,781
Morgan Stanley ABS
Capital I Trust
Series 2007-HE1 A2C
0.259% (LIBOR01M
+ 0.15%, Floor
0.15%) 11/25/36 ●	4,400,022	3,224,146
Series 2007-HE5 A2D
0.449% (LIBOR01M
+ 0.34%, Floor
0.34%) 3/25/37 ●	3,197,314	1,788,236
New Century Home
Equity Loan Trust
Series 2005-1 M2
0.829% (LIBOR01M
+ 0.72%, Cap
12.50%, Floor
0.72%) 3/25/35 ●	233,600	231,579
Nissan Auto Lease Trust
Series 2020-A A2A
1.80% 5/16/22	485,658	486,532
Option One Mortgage
Loan Trust
Series 2005-1 M1
0.889% (LIBOR01M
+ 0.78%, Floor
0.78%) 2/25/35 ●	1,617,422	1,610,775
Series 2007-4 2A4
0.419% (LIBOR01M
+ 0.31%, Floor
0.31%) 4/25/37 ●	5,781,522	4,059,904
PFS Financing
Series 2020-G A
144A 0.97%
2/15/26 #	2,000,000	2,007,957
Series 2021-A A 144A
0.71% 4/15/26 #	1,800,000	1,790,814
RAAC Trust
Series 2005-SP2 2A
0.709% (LIBOR01M
+ 0.30%, Cap
14.00%, Floor
0.60%) 6/25/44 ●	277,543	250,926
RAMP Trust
Series 2007-RZ1 A2
0.269% (LIBOR01M
+ 0.16%, Cap
14.00%, Floor
0.16%) 2/25/37 ●	15,611	15,602
Sofi Professional Loan
Program
Series 2016-F A2
144A 3.02%
2/25/40 #	181,644	187,449
Soundview Home Loan
Trust
Series 2006-OPT1 2A4
0.379% (LIBOR01M
+ 0.27%, Floor
0.27%) 3/25/36 ●	231,893	227,123
Structured Asset
Investment Loan Trust
Series 2003-BC2 M1
1.489% (LIBOR01M
+ 1.38%, Floor
1.38%) 4/25/33 ●	15,778	15,814
Structured Asset
Securities Mortgage
Loan Trust
Series 2006-BC1 A6
0.379% (LIBOR01M
+ 0.27%, Floor
0.27%) 3/25/36 ●	1,303,722	1,234,354
Series 2006-BC2 A1
0.264% (LIBOR01M
+ 0.155%, Floor
0.155%) 9/25/36 ●	3,753,438	2,937,086
Tesla Auto Lease Trust
Series 2021-A A2
144A 0.36%
3/20/25 #	310,000	309,966
Towd Point Mortgage
Trust
Series 2017-1 A1
144A 2.75%
10/25/56 #, ●	571,179	580,929
Series 2017-2 A1
144A 2.75%
4/25/57 #, ●	71,719	72,792
Series 2017-4 M1
144A 3.25%
6/25/57 #, ●	615,000	643,717
Series 2018-1 A1
144A 3.00%
1/25/58 #, ●	354,551	365,142

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage
Trust
Series 2019-4 A1
144A 2.90%
10/25/59 #, ●	9,097,932	$9,504,734
Wendy’s Funding
Series 2018-1A A2I
144A 3.573%
3/15/48 #	464,400	477,361
Total Non-Agency Asset-Backed Securities
(cost $63,493,633)		64,964,993

Non-Agency Collateralized Mortgage Obligations –
1.96%
Alternative Loan Trust
Resecuritization
Series 2008-2R 3A1
6.00% 8/25/37 ●	949,963	716,654
ARM Mortgage Trust
Series 2004-5 3A1
2.458% 4/25/35 ●	3,708	3,703
Series 2005-10 3A31
2.723% 1/25/36 ●	97,463	95,442
Series 2006-2 1A4
3.338% 5/25/36 ●	454,953	444,536
Banc of America Funding
Trust
Series 2005-E 7A1
1.887% (COF 11 +
1.43%, Floor 1.43%)
6/20/35 ●	88,135	77,447
Series 2006-I 1A1
2.455% 12/20/36 ●	137,870	142,820
Banc of America
Mortgage Trust
Series 2003-D 2A1
4.403% 5/25/33 ●	77,790	80,556
Bear Stearns ARM Trust
Series 2003-5 2A1
2.945% 8/25/33 ●	23,114	23,329
Chase Mortgage Finance
Trust
Series 2005-A1 3A1
2.97% 12/25/35 ●	53,691	52,815
CHL Mortgage Pass
Through Trust
Series 2007-4 1A1
6.00% 5/25/37 ◆	804,570	551,040
Connecticut Avenue
Securities Trust
Series 2018-R07 1M2
144A 2.509%
(LIBOR01M + 2.40%)
4/25/31 #, ●	473,319	474,060
Connecticut Avenue
Securities Trust
Series 2019-R01 2M2
144A 2.559%
(LIBOR01M + 2.45%)
7/25/31 #, ●	299,038	299,599
Series 2019-R02 1M2
144A 2.409%
(LIBOR01M + 2.30%,
Floor 2.30%)
8/25/31 #, ●	1,521,210	1,523,658
Series 2019-R07 1M2
144A 2.209%
(LIBOR01M + 2.10%)
10/25/39 #, ●	2,036,980	2,038,444
Series 2020-R01 1M2
144A 2.159%
(LIBOR01M + 2.05%,
Floor 2.05%)
1/25/40 #, ●	2,500,000	2,496,374
CSMC Mortgage-Backed
Trust
Series 2005-1R 2A5
144A 5.75%
12/26/35 #	794,292	705,115
Series 2007-1 5A14
6.00% 2/25/37	185,215	164,480
Series 2007-3 4A6
0.359% (LIBOR01M
+ 0.25%, Cap
7.00%, Floor 0.25%)
4/25/37 ●	144,288	123,257
Series 2007-3 4A12
6.641% (6.75%
minus LIBOR01M,
Cap 6.75%)
4/25/37 Σ, ●	144,288	33,294
Series 2007-3 4A15
5.50% 4/25/37	64,068	60,568
GMACM Mortgage Loan
Trust
Series 2006-J1 A1
5.75% 4/25/36	23,144	23,014
GSR Mortgage Loan
Trust
Series 2007-AR1 2A1
2.908% 3/25/47 ●	475,804	384,091
JPMorgan Alternative
Loan Trust
Series 2007-A2 11A1
0.289% (LIBOR01M
+ 0.18%, Cap
11.50%, Floor
0.18%) 6/25/37 ●	3,780,675	2,683,111

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Non-Agency Collateralized Mortgage
Obligations (continued)
JPMorgan Mortgage
Trust
Series 2006-A6 2A4L
3.13% 10/25/36 ●		246,476	$223,360
Series 2006-A7 2A2
3.057% 1/25/37 ●		52,681	49,418
Series 2007-A1 6A1
3.155% 7/25/35 ●		61,940	63,067
Series 2014-2 B1
144A 3.411%
6/25/29 #, ●		38,714	39,789
Series 2014-2 B2
144A 3.411%
6/25/29 #, ●		38,714	39,633
Series 2015-4 B1
144A 3.601%
6/25/45 #, ●		648,252	672,882
Series 2015-4 B2
144A 3.601%
6/25/45 #, ●		277,063	285,985
Series 2015-5 B2
144A 2.482%
5/25/45 #, ●		550,093	564,653
Series 2015-6 B1
144A 3.55%
10/25/45 #, ●		279,541	289,629
Series 2015-6 B2
144A 3.55%
10/25/45 #, ●		271,986	280,440
Series 2016-4 B1
144A 3.847%
10/25/46 #, ●		210,275	219,848
Series 2016-4 B2
144A 3.847%
10/25/46 #, ●		383,150	397,568
Series 2017-1 B3
144A 3.509%
1/25/47 #, ●		905,831	920,663
Series 2017-2 A3
144A 3.50%
5/25/47 #, ●		118,512	120,258
Series 2020-2 A3
144A 3.50%
7/25/50 #, ●		472,136	481,376
Series 2020-5 A3
144A 3.00%
12/25/50 #, ●		2,575,257	2,604,731
Series 2020-7 A3
144A 3.00%
1/25/51 #, ●		1,113,778	1,126,827
Series 2021-1 A3
144A 2.50%
6/25/51 #, ●		1,077,599	1,090,648
Lanark Master Issuer
Series 2019-1A 1A1
144A 0.952%
(LIBOR03M + 0.77%)
12/22/69 #, ●		453,333	453,985
Lehman Mortgage Trust
Series 2007-10 2A2
6.50% 1/25/38		1,310,869	677,846
Ludgate Funding
Series 2006-1X A2A
0.26% (BP0003M +
0.19%) 12/1/60 ●	GBP	1,289,215	1,716,997
Series 2008-W1X A1
0.69% (BP0003M +
0.60%) 1/1/61 ●	GBP	536,149	725,927
Mansard Mortgages
Series 2007-1X A2
0.208% (BP0003M +
0.18%) 4/15/47 ●	GBP	598,558	793,296
MASTR Alternative Loan
Trust
Series 2004-3 8A1
7.00% 4/25/34		1,337	1,364
Series 2004-5 6A1
7.00% 6/25/34		20,312	21,094
MASTR ARM Trust
Series 2004-4 4A1
2.851% 5/25/34 ●		46,222	47,302
Merrill Lynch Mortgage
Investors Trust
Series 2004-A1 2A2
2.432% 2/25/34 ●		2,647	2,723
Morgan Stanley
Residential Mortgage
Loan Trust
Series 2020-1 A2A
144A 2.50%
12/25/50 #, ●		972,525	986,733
Series 2021-1 A2
144A 2.50%
3/25/51 #, ●		850,000	862,750
New Residential
Mortgage Loan Trust
Series 2018-RPL1 A1
144A 3.50%
12/25/57 #, ●		243,899	255,055
Series 2019-RPL3 A1
144A 2.75%
7/25/59 #, ●		4,902,380	5,109,737
RALI Series Trust
Series 2007-QA5 2A1
5.726% 9/25/37 ●		2,657,762	2,288,541

		Principal
		amount°	Value (US $)
Non-Agency Collateralized Mortgage
Obligations (continued)
RALI Series Trust
Series 2007-QH8 A
1.272% 10/25/37 ●		1,588,607	$1,524,657
RCKT Mortgage Trust
Series 2021-1 A1
144A 2.50%
3/25/51 #, ●		900,000	919,980
Reperforming Loan
REMIC Trust
Series 2006-R1 AF1
144A 0.458%
(LIBOR01M + 0.34%,
Cap 9.50%, Floor
0.34%) 1/25/36 #, ●		767,054	744,889
RFMSI Series Trust
Series 2004-S9 2A1
4.75% 12/25/19		28	29
Sequoia Mortgage Trust
Series 2004-5 A3
0.82% (LIBOR06M +
0.56%, Cap 11.50%,
Floor 0.56%)
6/20/34 ●		112,173	111,101
Series 2007-1 4A1
3.112% 9/20/46 ●		318,067	247,550
Series 2015-1 B2
144A 3.893%
1/25/45 #, ●		227,257	233,468
Series 2017-5 B2
144A 3.828%
8/25/47 #, ●		3,032,018	3,180,681
Series 2019-CH1 A1
144A 4.50%
3/25/49 #, ●		150,478	152,346
Series 2020-4 A2
144A 2.50%
11/25/50 #, ●		886,955	897,695
Structured ARM Loan
Trust
Series 2006-1 7A4
3.123% 2/25/36 ●		169,370	163,166
Structured Asset
Mortgage
Investments II Trust
Series 2005-AR5 A2
0.61% (LIBOR01M +
0.50%, Cap 11.00%,
Floor 0.50%)
7/19/35 ●		203,253	196,544
Trinity Square
Series 2021-1A A
144A 0.897%
(SONIA3M + 0.85%)
7/15/59 #, ●	GBP	4,200,000	5,790,693
WaMu Mortgage Pass
Through Certificates
Trust
Series 2005-AR16 1A3
2.742%
12/25/35 ◆, ●		238,640	240,818
Series 2007-HY1 3A3
3.18% 2/25/37 ◆, ●		163,992	161,588
Series 2007-HY7 4A1
3.325%
7/25/37 ◆, ●		325,899	326,065
Wells Fargo Mortgage-
Backed Securities
Trust
Series 2006-AR5 2A1
2.803% 4/25/36 ●		16,605	16,440
Series 2006-AR11 A6
3.132% 8/25/36 ●		162,599	160,167
Series 2020-1 A1
144A 3.00%
12/25/49 #, ●		330,159	335,351
Series 2020-3 A1
144A 3.00%
6/25/50 #, ●		2,693,851	2,739,090
Series 2020-4 A1
144A 3.00%
7/25/50 #, ●		724,466	736,988
Total Non-Agency Collateralized Mortgage
Obligations
(cost $56,488,959)			55,490,838

Non-Agency Commercial Mortgage-Backed Securities –
4.36%
BANK
Series 2017-BNK5 A5
3.39% 6/15/60		1,430,000	1,554,874
Series 2017-BNK5 B
3.896% 6/15/60 ●		605,000	656,671
Series 2017-BNK7 A5
3.435% 9/15/60		1,110,000	1,210,707
Series 2019-BN20 A3
3.011% 9/15/62		8,000,000	8,409,604
Series 2019-BN21 A5
2.851% 10/17/52		2,100,000	2,181,597
Benchmark Mortgage
Trust
Series 2018-B1 A5
3.666% 1/15/51 ●		2,310,000	2,546,318
Series 2020-B17 A5
2.289% 3/15/53		3,460,000	3,438,951
Series 2020-B20 A5
2.034% 10/15/53		10,650,000	10,328,195

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
Benchmark Mortgage
Trust
Series 2020-B21 A5
1.978% 12/17/53	650,000	$626,628
Series 2020-B22 A5
1.973% 1/15/54	650,000	624,656
Series 2021-B24 A5
2.584% 3/15/54	5,990,000	6,064,048
Cantor Commercial Real
Estate Lending
Series 2019-CF1 A5
3.786% 5/15/52	2,340,000	2,579,406
Series 2019-CF2 A5
2.874% 11/15/52	4,000,000	4,175,101
Series 2019-CF3 A4
3.006% 1/15/53	800,000	845,635
CD Mortgage Trust
Series 2017-CD6 B
3.911% 11/13/50 ●	440,000	466,902
Series 2019-CD8 A4
2.912% 8/15/57	8,775,000	9,106,449
CFCRE Commercial
Mortgage Trust
Series 2016-C7 A3
3.839% 12/10/54	3,100,000	3,415,024
Citigroup Commercial
Mortgage Trust
Series 2014-GC25 A4
3.635% 10/10/47	785,000	849,493
Series 2015-GC27 A5
3.137% 2/10/48	1,400,000	1,494,363
Series 2016-P3 A4
3.329% 4/15/49	1,305,000	1,405,705
Series 2017-C4 A4
3.471% 10/12/50	635,000	692,239
Series 2019-C7 A4
3.102% 12/15/72	6,450,000	6,824,928
COMM Mortgage Trust
Series 2013-WWP A2
144A 3.424%
3/10/31 #	1,100,000	1,155,432
Series 2014-CR20 AM
3.938% 11/10/47	2,225,000	2,397,329
Series 2015-3BP A
144A 3.178%
2/10/35 #	605,000	642,213
Series 2015-CR23 A4
3.497% 5/10/48	780,000	847,439
Series 2016-CR28 A4
3.762% 2/10/49	2,330,000	2,566,124
DB-JPM Mortgage Trust
Series 2016-C1 A4
3.276% 5/10/49	900,000	967,691
GS Mortgage Securities
Trust
Series 2015-GC32 A4
3.764% 7/10/48	1,000,000	1,096,491
Series 2017-GS5 A4
3.674% 3/10/50	1,280,000	1,410,476
Series 2017-GS6 A3
3.433% 5/10/50	1,935,000	2,101,834
Series 2018-GS9 A4
3.992% 3/10/51 ●	570,000	637,968
Series 2019-GC39 A4
3.567% 5/10/52	1,250,000	1,365,384
Series 2019-GC42 A4
3.001% 9/1/52	5,000,000	5,265,816
Series 2020-GC47 A5
2.377% 5/12/53	716,000	717,459
JPM-BB Commercial
Mortgage Securities
Trust
Series 2015-C31 A3
3.801% 8/15/48	8,967,272	9,794,641
Series 2015-C33 A4
3.77% 12/15/48	570,000	627,438
JPM-DB Commercial
Mortgage Securities
Trust
Series 2016-C2 A4
3.144% 6/15/49	1,640,000	1,749,638
Series 2016-C4 A3
3.141% 12/15/49	1,065,000	1,144,836
Series 2017-C7 A5
3.409% 10/15/50	2,395,000	2,604,036
JPMorgan Chase
Commercial Mortgage
Securities Trust
Series 2013-LC11 B
3.499% 4/15/46	355,000	354,039
Series 2016-JP2 AS
3.056% 8/15/49	1,250,000	1,305,670
Series 2016-WIKI A
144A 2.798%
10/5/31 #	705,000	706,960
Series 2016-WIKI B
144A 3.201%
10/5/31 #	690,000	691,903
LB-UBS Commercial
Mortgage Trust
Series 2006-C6 AJ
5.452% 9/15/39 ●	420,352	243,603

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
Morgan Stanley Bank of
America Merrill Lynch
Trust
Series 2015-C26 A5
3.531% 10/15/48	960,000	$1,050,935
Series 2015-C27 ASB
3.557% 12/15/47	2,043,858	2,161,830
Series 2016-C29 A4
3.325% 5/15/49	1,445,000	1,559,154
Morgan Stanley Capital I
Trust
Series 2014-CPT AM
144A 3.402%
7/13/29 #, ●	2,200,000	2,199,749
Series 2019-L3 A4
3.127% 11/15/52	1,000,000	1,054,702
UBS-Barclays
Commercial Mortgage
Trust
Series 2013-C5 B
144A 3.649%
3/10/46 #, ●	480,000	487,326
Wells Fargo Commercial
Mortgage Trust
Series 2014-LC18 A5
3.405% 12/15/47	275,000	297,079
Series 2015-NXS3 A4
3.617% 9/15/57	510,000	558,290
Series 2016-BNK1 A3
2.652% 8/15/49	1,220,000	1,281,658
Series 2017-C38 A5
3.453% 7/15/50	905,000	985,324
Series 2020-C58 A4
2.092% 7/15/53	2,300,000	2,233,263
Total Non-Agency Commercial Mortgage-
Backed Securities
(cost $121,304,585)		123,761,224

Loan Agreements – 3.15%
Acrisure Tranche B
3.703% (LIBOR03M
+ 3.50%) 2/15/27 ●	411,379	407,162
Advantage Sales &
Marketing 1st Lien
6.00% (LIBOR03M +
5.25%) 10/28/27 ●	1,381,538	1,381,661
American Airlines
Tranche B 2.106%
(LIBOR01M + 2.00%)
12/14/23 ●	519,013	495,807
Applied Systems 1st Lien
3.50% (LIBOR03M +
3.00%) 9/19/24 ●	847,433	853,788
Applied Systems 2nd
Lien 6.25%
(LIBOR03M + 5.50%)
9/19/25 ●	2,110,000	2,125,825
Aramark Services
Tranche B-3 1.859%
(LIBOR01M + 1.75%)
3/11/25 ●	359,075	355,869
Array Technologies
3.75% (LIBOR01M +
3.25%) 10/14/27 ●	811,391	811,898
Aruba Investments
Holdings 1st Lien
4.75% (LIBOR03M +
4.00%) 11/24/27 ●	355,000	356,331
Aruba Investments
Holdings 2nd Lien
8.50% (LIBOR03M +
7.75%) 11/24/28 ●	355,000	358,550
AssuredPartners 3.609%
(LIBOR01M + 3.50%)
2/12/27 ●	945,470	936,162
Avantor Tranche B-4
3.25% (LIBOR01M +
2.25%) 11/8/27 ●	832,913	834,266
Ball Metalpack Finco
2nd Lien 9.75%
(LIBOR03M + 8.75%)
7/31/26 ●	79,000	75,050
Bausch Health 3.109%
(LIBOR01M + 3.00%)
6/2/25 ●	268,192	267,599
Berry Global Tranche Z
1.898% (LIBOR03M
+ 1.75%) 7/1/26 ●	689,741	684,299
Blue Ribbon 1st Lien
5.137% (LIBOR03M
+ 3.00%) 11/15/21 ●	370,723	363,656
Boxer Parent 3.859%
(LIBOR01M + 3.75%)
10/2/25 ●	339,490	338,429
Buckeye Partners Tranche
B 1st Lien 2.359%
(LIBOR03M + 2.25%)
11/1/26 ●	304,206	302,959
BW Gas &
Convenience Holdings
Tranche B TBD
3/17/28 X	1,055,000	1,056,319
BWay Holding 3.443%
(LIBOR03M + 3.25%)
4/3/24 ●	154,783	151,577

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Caesars Resort
Collection Tranche B
TBD 12/23/24 X	1,600,000	$1,577,000
Caesars Resort
Collection Tranche
B-1 4.609%
(LIBOR01M + 4.50%)
7/21/25 ●	2,192,025	2,199,011
Calpine
2.11% (LIBOR01M +
2.00%) 4/5/26 ●	245,625	243,322
2.61% (LIBOR01M +
2.50%) 12/2/27 ●	258,178	257,026
Camelot US Acquisition l
4.00% (LIBOR01M +
3.00%) 10/30/26 ●	648,375	648,375
Carnival 8.50%
(LIBOR01M + 7.50%)
6/30/25 ●	496,250	513,619
CenturyLink Tranche B
2.359% (LIBOR01M
+ 2.25%) 3/15/27 ●	994,962	984,780
Change Healthcare
Holdings 3.50%
(LIBOR01M + 2.50%)
3/1/24 ●	180,312	180,290
Charter Communications
Operating Tranche
B2 1.87%
(LIBOR01M + 1.75%)
2/1/27 ●	483,625	481,721
Chemours Tranche B-2
1.86% (LIBOR01M +
1.75%) 4/3/25 ●	889,719	872,370
CityCenter Holdings
3.00% (LIBOR01M +
2.25%) 4/18/24 ●	902,987	892,890
Connect US Finco
4.50% (LIBOR01M +
3.50%) 12/11/26 ●	642,510	640,904
Core & Main 3.75%
(LIBOR03M + 2.75%)
8/1/24 ●	538,308	537,467
Coty Tranche A TBD
4/5/23 X	1,700,000	1,942,090
CSC Holdings
2.356% (LIBOR01M
+ 2.25%) 7/17/25 ●	312,813	308,981
2.606% (LIBOR01M
+ 2.50%) 4/15/27 ●	288,399	285,593
DaVita Tranche B-1
1.859% (LIBOR01M
+ 1.75%) 8/12/26 ●	796,890	793,293
EFS Cogen Holdings I
Tranche B 4.50%
(LIBOR03M + 3.50%)
10/1/27 ●	648,398	647,066
Ensemble RCM 3.962%
(LIBOR03M + 3.75%)
8/3/26 ●	362,480	362,405
Epicor Software
Tranche C 4.00%
(LIBOR01M + 3.25%)
7/30/27 ●	1,328,325	1,326,526
Epicor Software 2nd Lien
8.75% (LIBOR01M +
7.75%) 7/31/28 ●	735,000	761,950
ESH Hospitality 2.109%
(LIBOR01M + 2.00%)
9/18/26 ●	459,597	457,171
ExamWorks Group
Tranche B-1 4.25%
(LIBOR03M + 3.25%)
7/27/23 ●	718,153	718,859
Frontier Communications
5.75% (LIBOR01M +
4.75%) 10/8/21 ●	1,370,000	1,374,281
Garda World Security
Tranche B-2 4.25%
(LIBOR01M + 4.25%)
10/30/26 ●	191,971	192,291
Gardner Denver
Tranche B-1 1.859%
(LIBOR03M + 1.75%)
3/1/27 ●	672,523	665,798
Global Medical
Response 5.75%
(LIBOR03M + 4.75%)
10/2/25 ●	2,019,937	2,016,465
Granite US Holdings
Tranche B 4.203%
(LIBOR03M + 4.00%)
9/30/26 ●	136,150	135,980
Gray Television
Tranche B-2 2.365%
(LIBOR01M + 2.25%)
2/7/24 ●	1,018,322	1,013,469
Grupo Aeromexico
9.00% (LIBOR03M +
8.00%) 12/31/21 =,
●	1,300,000	1,300,000
13.50% (LIBOR03M
+ 12.50%)
8/19/22 =, ●	1,057,614	1,057,614

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Hamilton Projects
Acquiror 5.75%
(LIBOR03M + 4.75%)
6/17/27 ●	1,870,863	$1,879,281
HCA Tranche B-12
1.859% (LIBOR01M
+ 1.75%) 3/13/25 ●	1,285,548	1,286,955
Heartland Dental
3.609% (LIBOR01M
+ 3.50%) 4/30/25 ●	830,732	818,848
Hilton Worldwide
Finance Tranche B-2
1.868% (LIBOR01M
+ 1.75%) 6/22/26 ●	1,172,387	1,163,154
HUB International
2.965% (LIBOR03M
+ 2.75%) 4/25/25 ●	729,375	719,965
Informatica 3.359%
(LIBOR01M + 3.25%)
2/25/27 ●	1,304,134	1,295,576
Informatica 2nd Lien
7.125% 2/25/25	1,018,000	1,043,026
Invictus 1st Lien 3.109%
(LIBOR01M + 3.00%)
3/28/25 ●	217,281	215,380
IQVIA Tranche B-3
1.953% (LIBOR03M
+ 1.75%) 6/11/25 ●	539,738	537,444
IRB Holding 4.25%
(LIBOR03M + 3.25%)
12/15/27 ●	2,493,750	2,491,301
Iron Mountain
Information
Management
Tranche B 1.859%
(LIBOR01M + 1.75%)
1/2/26 ●	617,388	610,056
JBS USA LUX 2.109%
(LIBOR01M + 2.00%)
5/1/26 ●	161,700	160,750
Kenan Advantage Group
Tranche B TBD
3/12/26 X	463,838	462,533
LS Group OpCo
Acquisition 4.25%
(LIBOR03M + 3.50%)
11/2/27 ●	837,900	840,693
Milano Acquisition
Tranche B 4.75%
(LIBOR03M + 4.00%)
10/1/27 ●	1,206,975	1,203,958
Mileage Plus Holdings
6.25% (LIBOR03M +
5.25%) 6/21/27 ●	1,000,000	1,064,514
Numericable US Tranche
B-11 2.859%
(LIBOR01M + 2.75%)
7/31/25 ●	348,229	341,845
Numericable US Tranche
B-13 4.198%
(LIBOR03M + 4.00%)
8/14/26 ●	131,963	131,715
ON Semiconductor
Tranche B-4 2.109%
(LIBOR01M + 2.00%)
9/19/26 ●	1,274,770	1,273,895
Penn National Gaming
Tranche B-1 3.00%
(LIBOR01M + 2.25%)
10/15/25 ●	875,617	872,772
Peraton Tranche B 1st
Lien 4.50%
(LIBOR03M + 3.75%)
2/1/28 ●	382,259	382,419
PG&E Tranche B 3.50%
(LIBOR03M + 3.00%)
6/23/25 ●	1,960,188	1,961,413
PQ 4.00% (LIBOR03M +
3.00%) 2/7/27 ●	410,862	411,632
PQ Tranche B 2.462%
(LIBOR03M + 2.25%)
2/8/27 ●	534,032	531,028
Prestige Brands Tranche
B-4 2.115%
(LIBOR01M + 2.00%)
1/26/24 ●	271,615	271,785
Pretium PKG Holdings
1st Lien 4.75%
(LIBOR06M + 4.00%)
11/5/27 ●	598,500	598,750
Prime Security Services
Borrower Tranche B-1
3.50% (LIBOR01M +
2.75%) 9/23/26 ●	409,460	407,998
RealPage TBD 2/18/28 X	1,000,000	996,458
Reynolds Group
Holdings Tranche
B-2 3.359%
(LIBOR01M + 3.25%)
2/5/26 ●	473,813	469,222
RP Crown Parent
Tranche B-1 4.00%
(LIBOR01M + 3.00%)
2/2/26 ●	972,650	974,474
Russell Investments US
Institutional Holdco
4.00% (LIBOR06M +
3.00%) 5/30/25 ●	425,673	424,183

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Ryan Specialty Group
Tranche B-1 3.75%
(LIBOR01M + 3.00%)
9/1/27 ●		592,025	$593,505
Scientific Games
International Tranche
B-5 2.859%
(LIBOR01M + 2.75%)
8/14/24 ●		1,789,937	1,757,718
Sinclair Television Group
Tranche B 2.36%
(LIBOR01M + 2.25%)
1/3/24 ●		1,306,423	1,300,544
Solenis International 1st
Lien 4.19%
(LIBOR03M + 4.00%)
6/26/25 ●		579,019	578,114
Spirit Aerosystems
6.00% (LIBOR01M +
5.25%) 1/15/25 ●		783,038	789,889
SS&C Technologies
Tranche B-3 1.859%
(LIBOR01M + 1.75%)
4/16/25 ●		221,136	219,201
SS&C Technologies
Tranche B-4 1.859%
(LIBOR01M + 1.75%)
4/16/25 ●		165,112	163,677
Stars Group Holdings
3.703% (LIBOR03M
+ 3.50%) 7/10/25 ●		128,954	129,357
Syncsort Tranche B 1st
Lien TBD 3/20/28 X		1,355,000	1,352,459
Tecta America 4.609%
(LIBOR01M + 4.50%)
11/20/25 ●		202,517	201,504
Telenet Financing
Tranche AR 2.106%
(LIBOR01M + 2.00%)
4/30/28 ●		545,000	538,911
Terrier Media Buyer
Tranche B 3.609%
(LIBOR01M + 3.50%)
12/17/26 ●		516,476	512,562
Titan
Acquisition 3.267%
(LIBOR03M + 3.00%)
3/28/25 ●		56,744	55,715
Transdigm Tranche F
2.359% (LIBOR01M
+ 2.25%) 12/9/25 ●		591,701	580,136
TricorBraun
3.75% (LIBOR06M +
3.25%) 3/3/28 ●		395,941	392,941
TricorBraun
3.75% (LIBOR06M +
3.25%) 3/3/28 ●		2,969	2,948
UKG 4.00% (LIBOR03M
+ 3.25%) 5/4/26 ●		3,457,647	3,460,077
Ultimate Software Group
1st Lien 3.859%
(LIBOR01M + 3.75%)
5/4/26 ●		1,956,609	1,956,474
United Rentals (North
America) 1.859%
(LIBOR01M + 1.75%)
10/31/25 ●		48,750	48,963
US Foods 1.859%
(LIBOR01M + 1.75%)
6/27/23 ●		3,290,508	3,251,907
USI 3.453% (LIBOR03M
+ 3.25%) 12/2/26 ●		165,604	164,185
USI Tranche B 3.203%
(LIBOR03M + 3.00%)
5/16/24 ●		1,407,251	1,392,802
USIC Holdings Tranche B
4.00% (LIBOR01M +
3.00%) 12/8/23 ●		473,861	472,578
Vertical Midco Tranche B
4.478% (LIBOR03M
+ 4.25%) 7/30/27 ●		1,181,436	1,185,374
Vistra Operations 1.86%
(LIBOR01M + 1.75%)
12/31/25 ●		518,690	515,648
Whole Earth Brands
5.50% (LIBOR03M +
4.50%) 2/2/28 ●		680,000	676,600
Zayo Group Holdings
TBD 3/9/27 X		3,300,000	3,277,755
Zekelman Industries
2.11% (LIBOR01M +
2.00%) 1/24/27 ●		271,817	268,816
Total Loan Agreements
(cost $88,613,861)			89,229,197

Regional Bond — 0.08%Δ
Spain — 0.08%
Autonomous Community
of Catalonia
4.90% 9/15/21	EUR	1,800,000	2,160,993
			2,160,993
Total Regional Bond
(cost $2,011,841)			2,160,993

		Principal
		amount°	Value (US $)
Sovereign Bonds – 3.42%Δ
Albania – 0.01%
Albania Government
International Bond
144A 3.50%
6/16/27 #	EUR	150,000	$187,710
			187,710
Angola – 0.01%
Angolan Government
International Bonds
144A 8.25% 5/9/28
#		200,000	192,470
8.25% 5/9/28		200,000	192,470
			384,940
Argentina – 0.01%
Argentine Republic
Government
International Bonds
0.125% 7/9/30 ~		645,050	217,092
0.125% 7/9/35 ~		674,580	202,718
1.00% 7/9/29		57,007	20,551
			440,361
Armenia – 0.01%
Republic of Armenia
International Bond
144A 3.60%
2/2/31 #		200,000	183,928
			183,928
Azerbaijan – 0.01%
Republic of Azerbaijan
International Bond
144A 3.50%
9/1/32 #		319,000	316,125
			316,125
Bahrain – 0.01%
Bahrain Government
International Bond
144A 7.375%
5/14/30 #		300,000	334,140
			334,140
Bermuda – 0.01%
Bermuda Government
International Bond
144A 2.375%
8/20/30 #		200,000	196,500
			196,500
Brazil – 0.81%
Brazil Letras do Tesouro
Nacional
3.666% 10/1/21 ^	BRL	47,200,000	8,219,555
4.071% 1/1/22 ^	BRL	82,700,000	14,203,345
Brazilian Government
	International Bonds
3.875% 6/12/30		223,000	216,725
4.75% 1/14/50		233,000	212,163
			22,851,788
Chile – 0.02%
Chile Government
	International Bonds
2.55% 1/27/32		258,000	260,632
3.50% 1/25/50		200,000	204,140
			464,772
Colombia – 0.02%
Colombia Government
	International Bonds
3.00% 1/30/30		272,000	266,899
4.00% 2/26/24		202,000	215,034
5.00% 6/15/45		200,000	213,832
			695,765
Cyprus – 0.05%
Cyprus Government
	International Bond
3.875% 5/6/22	EUR	1,200,000	1,472,976
			1,472,976
Dominican Republic – 0.05%
Dominican Republic
	International Bonds
	144A 4.50% 1/30/30
#		367,000	371,587
144A 4.875%
9/23/32 #		450,000	460,125
	144A 6.00% 7/19/28
#		435,000	491,115
			1,322,827
Ecuador – 0.01%
Ecuador Government
	International Bonds
	144A 0.50% 7/31/30
#, ~		125,307	73,619
	144A 0.50% 7/31/35
#, ~		328,384	151,057
	144A 0.50% 7/31/40
#, ~		278,501	121,148
	144A 6.61% 7/31/30
#, ^		35,470	14,366
			360,190

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Egypt – 0.14%
Egypt Government
International Bonds
144A 5.577%
2/21/23 #		2,620,000	$2,733,197
144A 5.75% 5/29/24
#		591,000	621,443
7.903% 2/21/48		400,000	377,786
144A 8.70% 3/1/49
#		359,000	360,893
			4,093,319
El Salvador – 0.01%
El Salvador Government
International Bond
144A 7.125%
1/20/50 #		275,000	246,813
			246,813
Gabon – 0.01%
Gabon Government
International Bond
144A 6.625%
2/6/31 #		200,000	193,761
			193,761
Ghana – 0.01%
Ghana Government
International Bond
144A 7.75%
4/7/29 #		230,000	228,275
			228,275
Guatemala – 0.02%
Guatemala Government
Bond
144A 4.875%
2/13/28 #		400,000	442,000
			442,000
Honduras – 0.01%
Honduras Government
International Bond
144A 5.625%
6/24/30 #		300,000	315,000
			315,000
Indonesia – 0.10%
Indonesia Government
International Bond
144A 4.625%
4/15/43 #		200,000	222,462
Indonesia Treasury Bond
6.125% 5/15/28	IDR	40,390,000,000	2,700,110
			2,922,572
Israel – 0.54%
Israel Government Bonds
0.05% 11/30/21 ●	ILS	8,900,000	2,662,333
5.50% 1/31/22	ILS	10,300,000	3,222,263
Israel Government
International Bonds
2.75% 7/3/30		1,200,000	1,258,554
3.875% 7/3/50		200,000	220,404
Israel Treasury Bill
0.00% 11/30/21 ^	ILS	5,300,000	1,585,830
Makam Treasury Bills
0.00% 6/2/21 ^	ILS	1,300,000	388,919
0.00% 3/2/22 ^	ILS	13,700,000	4,118,073
State of Israel
3.375% 1/15/50		200,000	202,500
3.80% 5/13/60		1,600,000	1,719,000
			15,377,876
Ivory Coast – 0.02%
Ivory Coast Government
International Bond
144A 6.125%
6/15/33 #		590,000	604,779
			604,779
Jordan – 0.01%
Jordan Government
International Bond
144A 4.95%
7/7/25 #		200,000	206,114
			206,114
Kazakhstan – 0.01%
Kazakhstan Government
International Bond
144A 6.50%
7/21/45 #		207,000	294,267
			294,267
Kenya – 0.01%
Kenya Government
International Bond
144A 8.00%
5/22/32 #		200,000	212,909
			212,909
Kuwait – 0.12%
Kuwait International
Government Bond
2.75% 3/20/22		3,400,000	3,477,248
			3,477,248

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Lebanon – 0.00%
Lebanon Government
International Bond
6.25% 5/27/22 ‡		582,000	$71,514
			71,514
Malaysia – 0.10%
Malaysia Government
Bond
3.955% 9/15/25	MYR	10,859,000	2,759,807
			2,759,807
Mexico – 0.02%
Mexico Government
International Bond
4.60% 2/10/48		458,000	470,803
			470,803
Mongolia – 0.01%
Mongolia Government
International Bond
144A 5.625%
5/1/23 #		306,000	320,865
			320,865
Morocco – 0.02%
Morocco Government
International Bonds
144A 1.375%
3/30/26 #	EUR	150,000	177,212
144A 2.375%
12/15/27 #		300,000	290,957
			468,169
Nigeria – 0.02%
Nigeria Government
International Bond
144A 7.875%
2/16/32 #		537,000	554,589
			554,589
North Macedonia – 0.01%
North Macedonia
Government
International Bond
144A 3.675%
6/3/26 #	EUR	150,000	193,270
			193,270
Oman – 0.01%
Oman Government
International Bond
144A 6.75%
1/17/48 #		343,000	328,395
			328,395
Panama – 0.04%
Panama Government
	International Bonds
3.16% 1/23/30		452,000	471,054
	144A 3.75% 4/17/26
#		580,000	623,712
			1,094,766
Paraguay – 0.16%
Paraguay Government
	International Bonds
	144A 4.95% 4/28/31
#		3,600,000	4,086,036
	144A 5.40% 3/30/50
#		403,000	455,999
			4,542,035
Peru – 0.02%
Peruvian Government
	International Bonds
2.844% 6/20/30		512,000	521,098
5.625% 11/18/50		35,000	46,452
			567,550
Philippines – 0.01%
Philippine Government
	International Bond
2.457% 5/5/30		300,000	303,975
			303,975
Qatar – 0.15%
Qatar Government
	International Bonds
	144A 3.40% 4/16/25
#		200,000	217,625
	144A 4.00% 3/14/29
#		725,000	824,811
	144A 4.40% 4/16/50
#		400,000	465,230
5.103% 4/23/48		2,200,000	2,787,919
			4,295,585
Republic of Vietnam – 0.01%
Vietnam Government
	International Bond
144A 4.80%
11/19/24 #		200,000	224,479
			224,479
Romania – 0.10%
Romanian Government
	International Bonds
144A 2.625%
12/2/40 #	EUR	123,000	143,424
	144A 3.00% 2/14/31
#		2,410,000	2,415,410

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Romania (continued)
Romanian Government
International Bonds
144A 3.375%
1/28/50 #	EUR	223,000	$274,617
			2,833,451
Russia – 0.04%
Russian Foreign Bond -
Eurobonds
144A 4.25% 6/23/27
#		600,000	657,827
144A 4.375%
3/21/29 #		200,000	219,102
144A 5.25% 6/23/47
#		200,000	237,825
			1,114,754
Saudi Arabia – 0.36%
Saudi Government
International Bonds
2.375% 10/26/21		1,000,000	1,011,100
144A 2.875% 3/4/23
#		2,200,000	2,289,672
144A 2.90%
10/22/25 #		200,000	212,360
144A 3.625% 3/4/28
#		741,000	806,723
4.50% 10/26/46		800,000	882,468
144A 4.50%
10/26/46 #		800,000	882,468
144A 5.00% 4/17/49
#		3,500,000	4,153,069
			10,237,860
Senegal – 0.01%
Senegal Government
International Bond
144A 6.75%
3/13/48 #		210,000	200,327
			200,327
Serbia – 0.01%
Serbia International
Bonds
144A 2.125%
12/1/30 #		200,000	184,920
144A 3.125%
5/15/27 #	EUR	100,000	130,117
			315,037
South Africa – 0.12%
Republic of South Africa
Government
	International Bonds
4.85% 9/30/29		3,000,000	3,026,040
5.75% 9/30/49		200,000	184,661
5.875% 6/22/30		268,000	287,521
			3,498,222
Sri Lanka – 0.01%
Sri Lanka Government
	International Bond
144A 6.20%
5/11/27 #		453,000	279,542
			279,542
Trinidad and Tobago – 0.01%
Trinidad & Tobago
Government
	International Bond
144A 4.50%
6/26/30 #		200,000	202,752
			202,752
Turkey – 0.02%
Turkey Government
	International Bonds
5.75% 5/11/47		200,000	163,015
7.625% 4/26/29		500,000	515,440
			678,455
Ukraine – 0.05%
Ukraine Government
	International Bonds
	144A 7.75% 9/1/26
#		804,000	874,030
	144A 9.75% 11/1/28
#		515,000	601,285
			1,475,315
United Kingdom – 0.00%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	141,263
			141,263
Uruguay – 0.05%
Uruguay Government
	International Bonds
4.375% 1/23/31		1,131,000	1,314,963
4.50% 8/14/24		57,000	61,846
			1,376,809

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Uzbekistan – 0.02%
Republic of Uzbekistan
Bond
144A 5.375%
2/20/29 #		448,000	$491,133
			491,133
Total Sovereign Bonds
(cost $95,553,670)			96,867,677

Supranational Banks – 0.04%
Banco Latinoamericano
de Comercio Exterior
144A 2.375%
9/14/25 #		200,000	204,578
Banque Ouest Africaine
de Developpement
144A 2.75%
1/22/33 #	EUR	200,000	242,337
144A 4.70%
10/22/31 #		301,000	321,639
144A 5.00%
7/27/27 #		406,000	450,047
Total Supranational Banks
(cost $1,139,214)			1,218,601

US Treasury Obligations – 27.32%
US Treasury Bonds
1.25% 5/15/50		1,800,000	1,358,930
1.375% 11/15/40		14,345,000	12,206,698
1.375% 8/15/50		1,300,000	1,014,812
1.625% 11/15/50		21,825,000	18,193,185
1.875% 2/15/41		9,900,000	9,220,922
1.875% 2/15/51		20,105,000	17,846,330
2.00% 2/15/50		16,000,000	14,637,813
2.50% 2/15/45		37,100,000	37,889,826
2.75% 8/15/42		900,000	965,830
2.75% 11/15/42		1,400,000	1,500,953
2.875% 5/15/43		2,200,000	2,407,625
2.875% 8/15/45		16,700,000	18,241,488
3.00% 5/15/47		900,000	1,007,754
3.00% 8/15/48		3,770,000	4,232,119
3.125% 5/15/48		1,490,000	1,709,309
US Treasury Inflation
Indexed Notes
0.125% 7/15/30		24,700,253	26,832,709
0.875% 1/15/29		9,634,428	11,055,633
1.75% 1/15/28		12,885,758	15,506,223
2.375% 1/15/25		9,436,564	11,057,953
2.375% 1/15/27		1,686,243	2,065,603
2.50% 1/15/29		36,551	46,796
US Treasury Notes
0.50% 2/28/26		19,200,000	18,826,500
0.50% 4/30/27		10,900,000	10,441,860
0.50% 6/30/27		12,900,000	12,313,705
0.50% 10/31/27		13,200,000	12,504,422
0.625% 5/15/30		10,300,000	9,375,414
0.625% 8/15/30		13,800,000	12,508,407
0.75% 3/31/26		41,665,000	41,305,314
0.75% 1/31/28		1,155,000	1,107,537
0.875% 11/15/30		16,600,000	15,355,000
1.125% 8/31/21 ∞		13,800,000	13,863,105
1.125% 2/28/27		16,900,000	16,856,760
1.125% 2/15/31		89,960,000	85,005,174
1.25% 8/31/24		25,600,000	26,270,500
1.50% 1/31/27		1,700,000	1,733,967
1.50% 2/15/30		24,700,000	24,401,864
1.625% 9/30/26		8,300,000	8,551,432
1.625% 10/31/26		12,900,000	13,277,174
1.75% 12/31/26		10,900,000	11,282,990
1.875% 7/31/22		39,700,000	40,636,674
1.875% 8/31/24 ∞		2,170,000	2,273,372
2.00% 10/31/21 ∞		1,600,000	1,618,219
2.00% 11/30/22 ∞		7,700,000	7,938,820
2.00% 6/30/24		7,700,000	8,091,768
2.125% 3/31/24 ∞		2,010,000	2,116,271
2.125% 11/30/24		11,130,000	11,767,584
2.25% 11/15/24		11,030,000	11,708,388
2.25% 3/31/26		24,500,000	26,088,193
2.375% 2/29/24		4,000,000	4,237,266
2.375% 8/15/24 ∞		1,820,000	1,937,482
2.375% 4/30/26		10,900,000	11,674,709
2.50% 1/31/24		2,790,000	2,962,141
2.50% 2/28/26		3,700,000	3,984,799
2.625% 3/31/25		12,700,000	13,694,420
2.75% 7/31/23		46,200,000	48,931,395
2.875% 11/30/23 ∞		2,500,000	2,672,803
2.875% 7/31/25		15,500,000	16,910,440
2.875% 11/30/25		8,100,000	8,858,584
US Treasury Strip
Principal
2.26% 5/15/44 ^		4,290,000	2,443,166
Total US Treasury Obligations
(cost $782,607,543)			774,526,130

		Number of
		shares
Common Stock – 0.00%
Century Communications =, †		1,975,000	0
Total Common Stock
(cost $59,790)			0

Schedules of investments
Optimum Fixed Income Fund

	Number of
	shares	Value (US $)
Preferred Stock – 0.02%
General Electric 3.514%
(LIBOR03M + 3.33%)
**, ●	300,000	$283,875
USB Realty 144A
1.388%
LIBOR03M + 1.147%
#, **, ●	500,000	388,750
Total Preferred Stock
(cost $748,688)		672,625

	Number of
	contracts
Options Purchased – 0.02%
Put Swaptions – 0.02%
10 yr IRS pay a fixed rate
1.80% and receive a
floating rate based on
3-month USD-ICE
LIBOR expiration date
9/29/21, notional
amount
53,460,000 (MSCI)	29,700,000	761,116
Options Purchased
(premium paid $653,400)		761,116

	Number of
	shares
Short-Term Investments – 9.81%
Money Market Mutual Funds – 4.29%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	30,404,060	30,404,060
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	30,404,060	30,404,060
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	30,404,060	30,404,060
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	30,404,060	$30,404,060
		121,616,240

	Principal
	amount°
Repurchase Agreements – 3.89%
US Treasury repurchase
agreement with J.P.
Morgan Securities
0.01%, dated
3/31/21, to be
repurchased 4/5/21,
repurchase price
$55,700,062 (collateralized
by US government
obligation; 0.125%
10/15/25; market
value $56,780,922)	55,700,000	55,700,000
US Treasury repurchase
agreement with J.P.
Morgan Securities
0.02%, dated
3/30/21, to be
repurchased 4/1/21,
repurchase price
$54,600,030 (collateralized
by US government
obligation; 3.33%
11/15/44; market
value $55,594,721)	54,600,000	54,600,000
		110,300,000
US Treasury Obligation – 1.63%≠
US Treasury Bill 0.04%
9/23/21	46,200,000	46,194,669
		46,194,669
Total Short-Term Investments
(cost $278,107,257)		278,110,909
Total Value of Securities Before Options
Written–117.78%
(cost $3,302,519,207)		3,339,440,288

	Number of
	contracts	Value (US $)
Options Written – (0.01%)
Equity Put Options – (0.00%)
Fannie Mae strike price
$98.45, expiration
date 5/6/21, notional
amount
($689,171,875)	(7,000,000)	$(27,974)
		(27,974)
Futures Call Options – (0.00%)
Euribor 3 yr Bonds strike
price $99, expiration
date 4/16/21,
notional amount
($2,178,000,000)
(Exchange-Traded)	(22)	(138)
		(138)
Futures Put Options – (0.00%)
Euribor 3 yr Bonds strike
price $98.50,
expiration date
4/16/21, notional
amount
($2,167,000,000)
(Exchange-Traded)	(22)	(7,013)
		(7,013)
Put Swaptions – (0.01%)
10 yr IRS pay a fixed rate
2.30% and receive a
floating rate based on
3-month USD-ICE
LIBOR expiration date
9/29/21, notional
amount
(68,310,000) (MSCI)	(29,700,000)	(259,209)
CDX.ITRX.EUR 34 5 yr
strike price $0.75,
expiration date
5/19/21, notional
amount
(13,425,000) (BNP)	(17,900,000)	(4,295)
CDX.ITRX.EUR 34 5 yr
strike price $0.80,
expiration date
5/19/21, notional
amount
(3,200,000) (BNP)	(4,000,000)	(829)
CDX.NA.HY 35 5 yr
strike price $103,
expiration date
5/19/21, notional
amount
(545,900,000) (CITI)	(5,300,000)	(9,396)
CDX.NA.IG 35 5 yr strike
price $0.80,
expiration date
5/19/21, notional
amount (21,280,000)
(JPMCB)	(26,600,000)	(4,647)
		(278,376)
Total Options Written
(premium received $363,005)		$(313,501)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2021.
Δ	Securities have been classified by country of origin.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
X	This loan will settle after March 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
‡	Non-income producing security. Security is currently in default.
**	Perpetual security with no stated maturity date.
>	PIK. 100% of the income received was in the form of cash.
*	PIK. 100% of the income received was in the form of principal.
ψ	Perpetual security. Maturity date represents next call date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2021. Rate will reset at a future date.
≠	The rate shown is the effective yield at the time of purchase.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

Schedules of investments
Optimum Fixed Income Fund

∧	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $566,394,447, which represents 19.98% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
∞	Fully or partially pledged as collateral for futures and swap contracts.
†	Non-income producing security.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at March 31, 2021:

Borrower	Principal Amount	Commitment	Value	Unrealized Appreciation (Depreciation)
Peraton TBD 2/24/28	$672,741	$669,377	$673,021	$3,644
TricorBraun 3.75% (LIBOR06M + 3.25%) 3/3/28	86,090	86,090	85,436	(654)

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2021:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	BRL	18,169,801	USD	(3,280,309)	5/4/21	$—	$(58,962)
BAML	EUR	3,457,000	USD	(4,060,433)	4/7/21	—	(5,822)
BAML	EUR	(19,665,000)	USD	23,110,660	5/4/21	33,089	—
BAML	GBP	3,561,000	USD	(4,890,383)	4/7/21	18,918	—
BAML	GBP	(10,312,000)	USD	14,163,114	5/5/21	—	(54,642)
BAML	INR	23,338,266	USD	(316,328)	6/16/21	—	(1,309)
BAML	JPY	106,100,000	USD	(959,161)	5/7/21	—	(567)
BAML	MXN	(129,443,000)	USD	6,277,114	4/14/21	—	(46,175)
BAML	ZAR	18,642,714	USD	(1,225,100)	6/15/21	25,086	—
BNP	BRL	(77,000,000)	USD	13,560,396	1/4/22	277,332	—
BNP	EUR	(3,457,000)	USD	4,109,202	4/7/21	54,591	—
BNP	EUR	(36,417,000)	USD	42,825,412	5/4/21	88,778	—
BNP	GBP	(3,561,000)	USD	4,887,710	4/7/21	—	(21,591)
BNP	ILS	(5,301,590)	USD	1,632,262	11/30/21	39,161	—
BNP	KRW	(128,438,975)	USD	114,243	6/16/21	344	—
BNP	MXN	131,589,000	USD	(6,482,951)	6/2/21	—	(90,469)
CITI	ILS	(1,300,000)	USD	394,746	6/2/21	5,570	—
CITI	ILS	(8,901,825)	USD	2,748,896	11/30/21	73,942	—
CITI	ILS	(10,869,075)	USD	3,329,438	1/31/22	59,192	—

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	ILS	(13,700,190)	USD	4,182,700	3/2/22	$58,071	$—
CITI	TRY	(18,350,000)	USD	2,191,699	4/1/21	—	(28,928)
JPMCB	BRL	(47,200,000)	USD	8,349,389	10/4/21	108,433	—
JPMCB	BRL	(5,700,000)	USD	997,113	1/4/22	13,822	—
JPMCB	EUR	(1,190,000)	USD	1,420,180	4/28/21	23,857	—
JPMCB	MXN	(2,772,000)	USD	134,470	4/14/21	—	(942)
JPMCB	ZAR	83,311,967	USD	(5,468,995)	6/15/21	117,930	—
Total Foreign Currency Exchange Contracts						$998,116	$(309,407)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
143	Euro-BTP	$25,038,705	$25,035,921	6/8/21	$2,784	$—	$46,929
(76)	Euro-Bund	(15,265,364)	(15,281,321)	6/8/21	15,957	—	(24,931)
(35)	Long 10 yr Gilt	(6,156,345)	(6,226,270)	6/28/21	69,925	—	(171)
(645)	US Treasury 5 yr Notes	(79,591,992)	(80,609,019)	6/30/21	1,017,027	—	105,819
287	US Treasury 10 yr Notes	37,579,062	38,530,149	6/21/21	—	(951,087)	(71,750)
(189)	US Treasury 10 yr Notes	(24,747,188)	(25,189,361)	6/21/21	442,173	—	47,250
(11)	US Treasury 10 yr Ultra Notes	(1,580,563)	(1,636,137)	6/21/21	55,574	—	3,781
337	US Treasury Long Bonds	52,098,094	54,199,563	6/21/21	—	(2,101,469)	(147,437)
10	US Treasury Ultra Bonds	1,812,188	1,903,687	6/21/21	—	(91,499)	(11,563)
Total Futures Contracts			$(9,272,788)		$1,603,440	$(3,144,055)	$(52,073)

Swap Contracts
CDS Contracts1

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to) Brokers
Centrally Cleared: Protection Sold Moody’s Ratings:
AT&T 2.45%
5/15/18 Baa2 6/20/24-
Quarterly	1,800,000	1.000%	$31,456	$(3,163)	$34,619	$—	$(9,116)
British Telecom 5.75%
12/7/28 Baa2
12/20/24-Quarterly	EUR 2,800,000	1.000%	62,003	6,094	55,909	—	(19,640)
CDX.ITRX.EUR.34[4]
12/20/25-Quarterly	EUR 17,500,000	1.000%	543,391	442,150	101,241	—	(2,040)
CDX.NA.HY.35[5]
12/20/25-Quarterly	2,200,000	5.000%	199,622	174,202	25,420	—	(111,303)
CDX.NA.HY.36[5]
6/22/26-Quarterly	1,800,000	5.000%	160,636	155,526	5,110	—	117,506

Schedules of investments
Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to) Brokers
Protection Sold Moody’s Ratings (continued):
CDX.NA.IG.35[6] 12/20/25-
Quarterly	21,000,000	1.000%	$502,016	$472,937	$29,079	$—	$(129,864)
CDX.NA.IG.36[6]
6/20/26-Quarterly	15,700,000	1.000%	367,097	344,963	22,134	—	143,681
			1,866,221	1,592,709	273,512	—	(10,776)
Over-The-Counter: Protection Purchased/ Moody’s Ratings:
JPMCB Mexico 10.375%
9/20/22 Baa2 6/22/26-
Quarterly	2,085,000	1.000%	14,636	16,294	—	(1,658)	—
JPMCB Republic of
Colombia 10.375%
12/31/24 Baa2
6/22/26-Quarterly	2,090,000	1.000%	36,902	36,902	—	—	—
Protection Sold Moody’s Ratings:
BAML Republic of
Colombia 10.375%
1/28/33 Baa2 6/20/21-
Quarterly	100,000	1.000%	156	(143)	299	—	—
BAML Republic of
Colombia 10.375%
1/28/33 Baa2 6/20/22-
Quarterly	250,000	1.000%	1,637	(928)	2,565	—	—
BNP Republic of Colombia
10.375%
1/28/33 Baa2 6/20/21-
Quarterly	200,000	1.000%	312	(290)	602	—	—
CITI Barclays Bank 1.75%
1/8/25 AAA
12/20/21-Quarterly	EUR 1,400,000	1.000%	9,406	6,844	2,562	—	—
CITI Republic of Brazil
4.25% 1/7/25 Ba2
6/20/22-Quarterly	100,000	1.000%	99	(1,543)	1,642	—	—
CITI Republic of Colombia
10.375% 1/28/33
Baa2 12/20/24-
Quarterly	200,000	1.000%	117	553	—	(436)	—
DB CMBX.NA.AAA[7]
10/17/57-Monthly	14,200,000	0.500%	126,250	(841,140)	967,390	—	—
GSC Republic of Brazil
4.25% 1/7/25 Ba2
6/20/22-Quarterly	500,000	1.000%	494	(7,919)	8,413	—	—

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to) Brokers
Protection Sold Moody’s Ratings (continued):
GSC Republic of Colombia
10.375%
1/28/33 Baa2 6/20/21-
Quarterly	3,300,000	1.000%	$5,141	$(4,311)	$9,452	$—	$—
JPMCB HOCHTIEF 1.75%
3/7/2025 BBB
12/20/25-Quarterly	EUR 2,200,000	5.000%	485,716	493,275	—	(7,559)	—
JPMCB Republic of
Colombia 10.375%
1/28/33 Baa2 6/20/21-
Quarterly	100,000	1.000%	156	(145)	301	—	—
JPMCB Republic of South
Africa 5.50%
3/9/20 Baa3
12/20/23-Quarterly	700,000	1.000%	(8,711)	(18,399)	9,688	—	—
			672,311	(320,950)	1,002,914	(9,653)	—
Total CDS Contracts			$2,538,532	$1,271,759	$1,276,426	$(9,653)	$(10,776)

IRS Contracts[8] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[2]	Fixed/ Floating Interest Rate Paid (Received)		Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to Brokers)
Centrally Cleared:
1 yr IRS[9] 3/24/23-
(28 Days/		(5.66	)%/
28 Days)	MXN 1,450,000,000	4.797%		$60,729	$9,767	$50,962	$—	$52,962
2 yr IRS[10] 6/28/21-
(Semiannually/		1.45	%/
Quarterly)	30,100,000	(0.193)%		(91,104)	—	—	(91,104)	111,214
2 yr IRS[11] 1/3/22-
(At Maturity/ At		3.36	%/
Maturity)	BRL 612,400,000	(2.57)%		(287,955)	12,756	—	(300,711)	(71,424)
2 yr IRS[11] 1/3/22-
(At Maturity/ At		3.364	%/
Maturity)	BRL 306,100,000	(2.54)%		(206,685)	—	—	(206,685)	(41,571)
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.886	%/
Maturity)	BRL 9,000,000	(2.15)%		16,482	—	16,482	—	1,861
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.883	%/
Maturity)	BRL 11,300,000	(2.15)%		20,770	—	20,770	—	7,845
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.859	%/
Maturity)	BRL 69,100,000	(2.15)%		127,470	—	127,470	—	9,145

Schedules of investments
Optimum Fixed Income Fund

IRS Contracts[8] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[2]	Fixed/ Floating Interest Rate Paid (Received)		Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to Brokers)
Centrally Cleared (continued):
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.871	%/
Maturity)	BRL 29,900,000	(2.14)%		$56,181	$—	$56,181	$—	$5,160
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.87	%/
Maturity)	BRL 42,200,000	(2.15)%		79,604	25	79,579	—	7,286
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.85	%/
Maturity)	BRL 175,200,000	(2.18)%		337,710	789	336,921	—	30,464
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.86	%/
Maturity)	BRL 28,300,000	(2.13)%		54,425	1,007	53,418	—	4,908
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.86	%/
Maturity)	BRL 23,200,000	(2.12)%		44,767	19	44,748	—	4,026
2 yr IRS[11] 1/3/22-
(At Maturity/ At		2.88	%/
Maturity)	BRL 11,500,000	(2.12)%		21,797	—	21,797	—	1,983
2 yr IRS[11] 1/3/22-
(At Maturity/ At		3.55	%/
Maturity)	BRL 147,400,000	(2.045)%		(197,210)	10,770	—	(207,980)	(40,501)
2 yr IRS[11] 1/3/22-
(At Maturity/ At		3.70	%/
Maturity)	BRL 198,000,000	(2.00)%		(190,174)	(40,943)	—	(149,231)	(29,303)
2 yr IRS[12] 3/3/22-
(Semiannually/		(1.27	)%/
Quarterly)	CAD 8,800,000	0.438%		51,891	—	51,891	—	(24,931)
2 yr IRS[12] 3/3/22-
(Semiannually/		(1.273	)%/
Quarterly)	CAD 2,400,000	0.438%		14,196	—	14,196	—	(6,852)
2 yr IRS[12] 6/17/22-
(Semiannually/		(1.50	)%/
Quarterly)	CAD 4,000,000	0.438%		39,323	9,284	30,039	—	(37,026)
2yr IRS[10] 3/30/23-
(Semiannually/		0.25	%/
Quarterly)	7,600,000	(0.199)%		4,943	(51)	4,994	—	(1,306)
3 yr IRS[10] 6/20/21-
(Semiannually/		1.75	%/
Quarterly)	17,800,000	(0.187)%		(61,649)	33,847	—	(95,496)	85,698
5 yr IRS[10] 3/3/25-
(Semiannually/		(0.64	)%/
Quarterly)	42,100,000	0.189%		(794,947)	—	—	(794,947)	(43,877)
5 yr IRS[12] 3/3/25-
(Semiannually/		(1.29	)%/
Quarterly)	CAD 800,000	0.438%		2,387	—	2,387	—	(1,775)

IRS Contracts[8]
Reference		Fixed/
Obligation/		Floating
Termination Date/		Interest		Upfront
Payment Frequency		Rate		Payments			Variation Margin
(Fixed Rate/		Paid		Paid	Unrealized	Unrealized	Due from
Floating Rate)	Notional Amount[2]	(Received)	Value	(Received)	Appreciation[3]	Depreciation[3]	(Due to Brokers)
Centrally Cleared (continued):
5 yr IRS[12] 3/3/25-
(Semiannually/		(1.275)%/
Quarterly)	CAD 2,600,000	0.438%	$6,553	$—	$6,553	$—	$(4,599)
5 yr IRS[12] 3/3/25-
(Semiannually/		(1.276)%/
Quarterly)	CAD 1,600,000	0.438%	4,082	—	4,082	—	(2,854)
5 yr IRS[12] 3/3/25-
(Semiannually/		(1.22)%/
Quarterly)	CAD 2,900,000	0.438%	2,380	—	2,380	—	(2,803)
5 yr IRS[12] 3/4/25-
(Semiannually/		(1.235)%/
Quarterly)	CAD 20,500,000	0.438%	26,325	7,538	18,787	—	(33,094)
5 yr IRS[13] 9/16/25-
(Semiannually/		0.50%/
Semiannually)	GBP 15,800,000	(0.048)%	(91,566)	(2,612)	—	(88,954)	(93,917)
5 yr IRS[14] 6/16/26-
(Annually/		0%/
Annually)	GBP 28,400,000	(0.048)%	967,383	(14,596)	981,979	—	(77,675)
7 yr IRS[10]
12/16/22-
(Semiannually/		2.25%/
Quarterly)	41,600,000	(2.41)%	(1,422,451)	272,789	—	(1,695,240)	669,108
10 yr IRS[10] 3/3/25-
(Semiannually/		(1.80)%/
Quarterly)	8,600,000	0.202%	(103,338)	—	—	(103,338)	(20,134)
30 yr IRS[10]
3/30/51-
(Semiannually/		1.15%/
Quarterly)	600,000	(0.199)%	145,162	12,963	132,199	—	5,749
Total IRS Contracts			$(1,362,519)	$313,352	$2,057,815	$(3,733,686)	$463,767

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

Schedules of investments
Optimum Fixed Income Fund

[1]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[2]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[3]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(523,337).
[4]	Markit’s iTraxx Europe Subordinated Financials Index, or the ITRX EUR SUB FIN, is comprised of 25 Financial entities from the Markit iTraxx® Europe Index referencing subordinated debt.
[5]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.
[6]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[7]	Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.
[8]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[9]	Rate resets based on MXIBTIIE.
[10]	Rate resets based on LIBOR03M.
[11]	Rate paid based on Brazil CETIP Interbank Deposit.
[12]	Rate resets based on CAD0003M.
[13]	Rate resets based on BP0006M.
[14]	Rate resets based on BP0012M.

Summary of abbreviations:
ABS – Asset-Backed Security
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BB – Barclays Bank
BNP – BNP Paribas
BP0003M – 3 Month Sterling LIBOR Interest Rate
BP0012M – 12 Month Sterling LIBOR Interest Rate
BTP – Buoni del Tesoro Poliennali
CDS – Credit Default Swap
CDX.ITRX.EUR – Credit Default Swap Index iTraxx Europe
CDX.NA.HY – Credit Default Swap Index North America High Yield
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
CITI – Citigroup
CLO – Collateralized Loan Obligation
COF 11 – Cost of Funds for the 11th District of San Francisco
DAC – Designated Activity Company
DB – Deutsche Bank
DIFC – Dubai International Financial Centre
EUR003M – EURIBOR EUR 3 Month
EURIBOR – Euro interbank offered rate
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
GSC – Goldman Sachs Bank USA
H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE – Intercontinental Exchange, Inc.
IRS – Interest Rate Swap
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LIBOR12M – ICE LIBOR USD 12 Month
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSCI – Morgan Stanley Capital International
MXIBTIIE – Mexico 28 days interbank rate
PIK – Payment-in-kind

Summary of abbreviations: (continued)
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SONIA3M – 3 Month Sterling Overnight Indexed Average
TBA – To be announced
TBD – To be determined
yr – Year

Summary of currencies:
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
ILS – Israel Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysia Ringgit
TRY – Turkish Lira
USD – US Dollar
ZAR – South Africa Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum International Fund

March 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 96.34%Δ
Australia – 3.17%
BlueScope Steel	31,075	$456,718
Fortescue Metals Group	308,701	4,687,132
Mineral Resources	32,509	938,798
Rio Tinto	65,334	5,495,907
Rio Tinto (London Stock
Exchange)	45,343	3,469,297
Rio Tinto ADR *	119,936	9,313,030
South32	2,417,891	5,160,591
		29,521,473
Austria – 1.88%
ANDRITZ	22,143	995,578
Erste Group Bank †	173,751	5,892,676
Lenzing †	1,953	250,557
OMV	101,992	5,174,156
voestalpine	123,294	5,108,254
Zumtobel Group †	4,993	45,906
		17,467,127
Belgium – 0.49%
bpost †	12,776	122,107
Galapagos †	46,061	3,571,520
UCB	9,511	904,776
		4,598,403
Brazil – 3.47%
AES Brasil Energia	28,100	86,866
Ambev	2,088,600	5,684,730
Banco Bradesco ADR	1,307,423	6,144,888
Cia Siderurgica Nacional	198,800	1,332,597
Energisa	254,300	2,043,472
Eternit †	110,600	368,624
Klabin	858,200	4,195,973
Marfrig Global Foods †	327,900	1,021,802
Petroleo Brasileiro ADR	627,395	5,320,310
Porto Seguro	23,300	194,682
SLC Agricola	204,300	1,622,451
Sul America	371,797	2,264,346
Transmissora Alianca de
Energia Eletrica	292,500	2,031,882
		32,312,623
Canada – 3.85%
Canfor †	12,800	265,126
Cascades	47,304	592,100
Cervus Equipment	2,551	32,093
Constellation Software	3,700	5,167,222
Finning International	8,100	205,997
Intertape Polymer Group	4,366	97,277
Linamar	4,800	282,989
Magna International	150,755	13,277,284
Quebecor Class B	1,626	43,655
Restaurant Brands
International *	103,623	6,735,495
Royal Bank of Canada	91,800	8,464,125
Stella-Jones	2,100	85,190
Transcontinental Class A	23,000	404,838
West Fraser Timber	3,300	237,410
Western Forest Products	11,580	16,678
		35,907,479
Chile – 0.56%
Sociedad Quimica y
Minera de Chile ADR	99,099	5,259,184
		5,259,184
China/Hong Kong – 10.04%
360 DigiTech ADR †	12,862	334,541
Agricultural Bank of
China Class H	2,992,000	1,196,939
Alibaba Group Holding
ADR †	1,952	442,577
Angang Steel Class H	180,000	89,837
Anhui Conch Cement
Class H	613,000	3,985,947
Asia Cement China
Holdings	393,862	403,787
Baidu ADR †	29,380	6,391,619
Baoshan Iron & Steel
Class A	2,277,900	2,807,846
Beijing Yanjing Brewery
Class A	1,148,044	1,285,529
Build King Holdings	162,736	22,817
BYD Class H *	138,500	2,937,787
China Construction Bank
Class H	10,038,000	8,444,517
China Everbright Bank
Class H	744,000	324,431
China Life Insurance
Class H	1,759,000	3,633,802
China Merchants Bank
Class H	102,500	782,518
China Minsheng
Banking Class H	1,035,000	600,436
China Petroleum &
Chemical Class H	6,530,000	3,477,470
China South Publishing
& Media Group
Class A	594,845	951,933

	Number of
	shares	Value (US $)
Common StockΔ (continued)
China/Hong Kong (continued)
Chinese Universe
Publishing and Media
Group Class A	78,000	$125,776
CITIC	1,480,703	1,401,831
Fangda Special Steel
Technology Class A	332,500	453,478
Fufeng Group †	160,000	57,627
Guangxi Liugong
Machinery Class A	343,600	517,890
HBIS Resources Class A	152,840	541,410
Huaibei Mining Holdings
Class A	254,800	439,243
Huayu Automotive
Systems Class A	564,200	2,372,997
Industrial & Commercial
Bank of China Class H	4,029,705	2,892,393
JNBY Design	77,000	137,675
Kingboard Laminates
Holdings	326,000	705,332
Lee & Man Paper
Manufacturing	465,000	427,670
Lenovo Group	2,858,000	4,065,999
Li Ning	340,000	2,208,616
Liuzhou Iron & Steel
Class A	204,700	201,733
Nanjing Iron & Steel
Class A	2,612,700	1,542,509
Offshore Oil Engineering
Class A	1,526,600	1,054,996
Opple Lighting Class A	123,800	537,883
PAX Global Technology	113,000	121,371
Perfect World Class A	1,068,500	3,224,246
SAIC Motor Corp Class A	789,500	2,369,102
Sanquan Food Class A	104,500	360,609
SGIS Songshan Class A	1,550,800	1,152,158
Shandong Nanshan
Aluminum Class A	4,151,000	2,184,737
Shandong Publishing &
Media Class A	188,800	171,375
Shanghai Construction
Group Class A	1,556,800	719,619
Shanghai Fengyuzhu
Culture and
Technology Class A †	69,000	205,158
Shanghai Fosun
Pharmaceutical Group
Class H *	1,109,000	4,728,953
Shanghai Zijiang
Enterprise Group
Class A	585,965	427,294
Sinopec Engineering
Group Class H	34,001	18,763
Sinopharm Group
Class H	1,094,800	2,650,356
Sinotruk Hong Kong	488,052	1,462,756
Tangshan Sanyou
Chemical Industries
Class A	520,900	860,617
Techtronic Industries	42,000	718,540
Tencent Holdings	10,000	784,657
TravelSky Technology
Class H	1,737,000	4,062,034
Weibo ADR †	90,846	4,584,089
Xinyangfeng Agricultural
Technology Class A	554,500	1,504,890
Xinyu Iron & Steel
Class A	1,486,800	1,301,942
Yonggao Class A	364,100	391,595
Zhejiang Runtu Class A	328,450	491,548
Zhejiang Semir Garment
Class A	616,978	953,469
Zhejiang Weixing New
Building Materials
Class A	78,700	303,274
		93,552,543
Colombia – 1.00%
Bancolombia ADR	145,226	4,645,780
Ecopetrol	7,258,724	4,690,210
		9,335,990
Denmark – 1.79%
AP Moller - Maersk
Class B	2,025	4,703,957
D/S Norden	1,513	35,063
Demant †	18,826	797,469
GN Store Nord	2,806	220,915
H. Lundbeck	48,234	1,647,784
Novo Nordisk Class B	136,276	9,232,587
		16,637,775
Egypt – 0.00%
ElSewedy Electric	76,312	43,794
		43,794
Finland – 0.69%
Kone Class B	71,959	5,878,351
Orion Class A	3,147	135,256

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Finland (continued)
Orion Class B	5,885	$235,819
Revenio Group	1,620	96,129
Suominen	4,922	33,131
Vincit	3,740	42,105
		6,420,791
France – 3.03%
BioMerieux	9,582	1,219,194
Capgemini	40,808	6,943,839
Faurecia †	1,591	84,733
Ipsen	7,085	607,773
IPSOS	23,199	876,016
Publicis Groupe	37,173	2,268,568
Safran †	48,397	6,586,437
Sartorius Stedim Biotech	6,566	2,704,222
Sodexo †	70,136	6,726,281
Valneva †	12,555	156,066
Virbac †	331	85,202
		28,258,331
Germany – 7.96%
BASF	59,199	4,917,902
Bayerische Motoren
Werke	69,218	7,181,282
Carl Zeiss Meditec	10,210	1,538,565
Cliq Digital	790	31,128
Continental †	51,068	6,749,315
Covestro	89,695	6,031,327
Daimler	85,768	7,645,096
Dermapharm Holding	3,040	217,501
Deutsche Bank †	339,822	4,060,012
Deutsche Post	141,938	7,776,576
Gerresheimer	4,419	438,929
Hella & Co. †	2,265	127,018
HelloFresh †	2,587	192,948
Hornbach Baumarkt	1,211	50,912
Hornbach Holding AG &
Co.	1,099	107,228
Merck	44,473	7,603,978
MTU Aero Engines	21,163	4,980,943
Siemens	59,001	9,686,666
Stabilus	526	37,010
Vonovia	69,559	4,543,552
Wacker Chemie	1,511	215,026
		74,132,914
Greece – 0.01%
Thrace Plastics Holding
and Co.	17,069	89,075
		89,075
Hungary – 0.25%
MOL Hungarian Oil
& Gas †	43,528	315,166
OTP Bank †	44,217	1,889,999
Richter Gedeon	4,364	128,666
		2,333,831
India – 2.16%
Bharat Electronics	265,651	454,537
HCL Technologies	65,486	880,133
HDFC Bank ADR †	87,848	6,824,911
ICICI Bank ADR †	446,484	7,157,138
Infosys	50,356	942,224
Karnataka Bank †	100,431	83,929
Oracle Financial Services
Software	1,076	47,078
Repco Home Finance	10,286	47,418
Wipro	654,784	3,708,999
		20,146,367
Indonesia – 0.02%
Japfa Comfeed
Indonesia	1,057,800	139,826
		139,826
Ireland – 1.18%
ICON †	55,762	10,949,984
		10,949,984
Israel – 0.57%
Albaad Massuot Yitzhak	2,063	45,381
Check Point Software
Technologies †	47,205	5,285,544
Isracard	7	24
		5,330,949
Italy – 1.48%
Banca Mediolanum †	33,210	313,510
De’ Longhi	5,910	238,692
DiaSorin	2,160	346,519
Leonardo *	679,490	5,501,369
Mediaset †	218,942	630,072
Prysmian	207,290	6,735,996
		13,766,158
Japan – 7.63%
A&A Material	1,800	18,045
Aica Kogyo	1,800	64,863
Aichi Bank	1,500	40,912
Akatsuki	900	36,374
ASKUL	6,400	244,498
BML	2,200	75,999
Canon	10,000	226,010
Capcom	74,400	2,415,606

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Chukyo Bank	2,200	$34,930
Daiken	2,200	43,791
Daikin Industries	13,400	2,701,179
Daito Trust Construction	2,900	336,031
Denso	137,200	9,103,711
Disco	2,600	815,986
Doshisha	6,100	103,076
France Bed Holdings	4,700	41,132
Fujikura †	71,500	350,639
Fujitsu	30,300	4,378,415
GLOBERIDE	1,900	73,357
Glory	2,400	51,587
GS Yuasa	2,800	75,864
GungHo Online
Entertainment	3,700	73,048
Hitachi	141,600	6,399,335
Honda Motor	26,100	782,352
Hyakujushi Bank	2,700	41,210
Iida Group Holdings	9,700	234,429
Internet Initiative Japan	9,400	220,557
Japan Post Holdings †	56,200	500,813
Kajima	9,100	129,114
Kanamoto	1,800	46,835
Kanematsu	3,100	41,604
KDDI	140,300	4,301,815
Kokuyo	6,300	97,523
K’s Holdings	14,000	192,314
Mazda Motor †	95,500	777,972
Mitsubishi Electric	125,400	1,910,021
Mixi	73,700	1,843,748
Nihon Kohden	5,400	157,525
Nikon	73,900	690,779
Nintendo	12,500	6,977,873
Nippon Telegraph &
Telephone	181,700	4,663,729
Nissan Motor †	403,900	2,246,665
Nitori Holdings	6,200	1,199,684
Nojima	2,200	55,872
Nomura Holdings	140,300	736,694
Panasonic	84,200	1,082,490
Paramount Bed Holdings	2,200	46,752
Pilot	1,700	54,197
Sakai Chemical Industry †	2,200	41,785
Secom	57,300	4,819,462
Studio Alice	1,500	28,368
Sumitomo Forestry	11,100	239,193
Sumitomo Rubber
Industries	32,500	383,044
Suzuken	2,300	89,840
Suzuki Motor	6,600	299,526
T&D Holdings	11,600	149,393
Takamatsu Construction
Group	2,200	42,838
T-Gaia	30,550	528,917
TOKAI Holdings	10,700	92,384
Tokio Marine Holdings	6,600	313,832
Tokyo Electron	4,300	1,817,087
Toshiba	12,900	435,728
Toyota Motor	48,600	3,781,780
TS Tech	3,800	56,592
Tsurumi Manufacturing	1,500	24,588
TV Asahi Holdings	3,000	56,383
Vital KSK Holdings	4,600	32,778
Yokohama Rubber	4,100	73,317
Yondoshi Holdings	3,400	59,110
ZOZO	34,000	1,004,109
		71,107,009
Luxembourg – 1.07%
Eurofins Scientific †	98,522	9,417,401
RTL Group †	9,587	561,684
		9,979,085
Malaysia – 0.12%
AMMB Holdings	524,200	370,410
Hong Leong Financial
Group	60,700	255,009
Magni-Tech Industries	48,000	26,972
Public Bank Bhd	218,000	220,813
Sime Darby	258,000	149,331
Unisem M	57,100	105,758
		1,128,293
Malta – 0.16%
Kindred Group SDR †	86,361	1,519,867
		1,519,867
Mexico – 0.70%
Alpek	329,744	308,457
Credito Real †	75,575	35,755
Grupo Financiero
Banorte Class O †	968,500	5,460,976
Grupo Financiero
Inbursa Class O †	485,392	439,571
Ternium ADR †	7,359	285,823
		6,530,582
Netherlands – 5.14%
ASML Holding (New
York Shares)	28,917	17,531,969

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Netherlands (continued)
BE Semiconductor
Industries	17,860	$1,496,270
Brunel International †	4,916	63,646
Heineken	57,864	5,945,640
Koninklijke Ahold
Delhaize	32,941	917,460
Koninklijke Philips †	155,398	8,870,300
Randstad †	7,003	492,581
Royal Dutch Shell
Class A	352,296	6,940,710
Wolters Kluwer	64,780	5,630,712
		47,889,288
New Zealand – 0.39%
Fisher & Paykel
Healthcare	139,202	3,120,720
Fisher & Paykel
Healthcare (Australian
Securities Exchange)	15,629	348,889
Fletcher Building	18,647	92,203
Skellerup Holdings	13,497	40,156
		3,601,968
Norway – 2.59%
DNB †	394,826	8,401,388
Equinor ADR *	407,863	7,937,014
Norsk Hydro	1,215,637	7,782,897
		24,121,299
Philippines – 0.02%
BDO Unibank	49,800	104,653
Ginebra San Miguel	33,690	35,365
LT Group	174,300	48,479
		188,497
Poland – 0.75%
Alior Bank †	31,648	184,191
Asseco Poland †	20,652	353,267
Bank Handlowy w
Warszawie †	6,409	63,573
Bank Millennium †	161,514	154,652
Bank Polska Kasa Opieki †	49,578	885,953
Budimex	525	40,651
Grupa Azoty †	13,065	99,676
Jastrzebska Spolka
Weglowa †	47,702	357,050
LiveChat Software	2,654	84,484
mBank †	12,310	667,847
Neuca	226	39,917
Powszechna Kasa
Oszczednosci Bank
Polski †	366,302	3,033,747
Powszechny Zaklad
Ubezpieczen †	91,817	792,267
TEN Square Games	2,060	270,017
		7,027,292
Republic of Korea – 6.15%
AfreecaTV	2,975	206,351
BNK Financial Group	55,107	330,618
Coway	5,419	313,624
DGB Financial Group	8,243	61,472
DL Holdings	3,439	265,882
F&F	2,881	324,566
Gravity ADR †	176	20,240
Hana Financial Group	9,782	369,931
Handsome	3,352	120,248
Hankook Tire &
Technology	4,929	213,623
Hyosung	4,412	346,567
Hyosung TNC	1,024	518,447
Hyundai Engineering &
Construction	5,660	220,299
Hyundai Mobis	3,960	1,021,710
iMarketKorea	4,641	37,194
JB Financial Group	37,570	217,436
KB Financial Group	31,468	1,562,626
Kia	64,729	4,741,360
KIWOOM Securities	2,947	328,095
Kolon Industries	3,419	180,655
Korea Petrochemical Ind	394	113,317
KT	147,921	3,692,307
KT ADR †	210,130	2,614,017
LG Display †	135,766	2,729,116
LG Electronics	37,556	4,977,601
LG Innotek	1,944	352,986
NH Investment &
Securities	60,594	623,742
NPC	13,519	49,871
POSCO	13,355	3,776,099
Samsung Card	13,434	408,925
Samsung Electronics	269,893	19,411,787
Samsung Securities	25,793	899,080
Shinhan Financial Group	188,967	6,252,984
		57,302,776
Russia – 0.02%
Evraz	20,349	162,147
		162,147

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Singapore – 0.76%
DBS Group Holdings	306,500	$6,559,720
IGG	192,000	247,468
Jardine Cycle & Carriage	13,751	230,103
		7,037,291
South Africa – 0.59%
AECI	18,805	131,839
African Rainbow
Minerals	5,071	95,548
Anglo American	78,755	3,086,149
Kumba Iron Ore	18,634	768,211
Motus Holdings	19,058	111,159
Ninety One	16,741	54,442
Omnia Holdings †	7,530	24,998
Sappi †	50,166	156,242
Shoprite Holdings	12,704	135,234
Sibanye Stillwater	193,946	854,098
Telkom	21,065	60,455
		5,478,375
Spain – 1.02%
Amadeus IT Group †	128,259	9,081,715
Laboratorios
Farmaceuticos Rovi	4,805	259,202
Pharma Mar	1,570	182,181
		9,523,098
Sweden – 3.16%
Betsson †	47,340	439,335
Bilia Class A †	4,415	65,415
Electrolux Class B	118,661	3,290,761
Epiroc Class A	30,577	692,525
Getinge Class B	50,752	1,409,221
Husqvarna Class B	219,559	3,162,613
Kinnevik Class B †	40,539	1,970,912
Paradox Interactive	4	90
Ratos Class B	3,051	16,573
Swedish Match	12,180	950,864
Telefonaktiebolaget LM
Ericsson Class B	514,455	6,806,620
Telefonaktiebolaget LM
Ericsson ADR	497,534	6,562,473
Volvo Class B	160,455	4,058,477
		29,425,879
Switzerland – 6.21%
Adecco Group	22,556	1,518,768
Credit Suisse Group †	191,085	2,001,930
Credit Suisse Group ADR	144,183	1,528,340
Kuehne + Nagel
International	9,764	2,786,172
Logitech International	52,187	5,474,072
Novartis	136,858	11,695,520
Novartis ADR	68,826	5,883,246
Roche Holding	57,269	18,507,979
Schindler Holding	304	89,288
Sonova Holding †	614	162,668
Swatch Group	3,500	1,006,877
Tecan Group †	421	186,814
UBS Group	393,395	6,091,452
Zehnder Group	11,237	895,251
		57,828,377
Taiwan – 7.12%
Acer	2,665,000	2,937,450
ASE Technology Holding	2,247,671	8,468,252
Asia Polymer	181,000	156,051
Asustek Computer	137,000	1,788,543
C Sun Manufacturing	113,000	192,472
Chicony Electronics	79,000	281,025
ChipMOS Technologies	1,427,000	2,213,043
Elan Microelectronics	47,500	325,456
Evergreen Marine Corp.
Taiwan †	374,000	596,397
Formosa Chemicals &
Fibre	354,000	1,086,826
General Interface
Solution Holding	140,000	615,778
Gigabyte Technology	8,000	27,982
Himax Technologies ADR †	57,372	783,128
Hon Hai
Precision Industry	1,195,000	5,193,285
Lite-On Technology	594,000	1,307,370
MediaTek	174,000	5,909,158
Micro-Star International	415,000	2,530,754
Nantex Industry	332,000	1,279,921
Novatek
Microelectronics	205,000	4,131,181
Phison Electronics	38,000	650,580
Pou Chen	712,000	823,468
Qualipoly Chemical	114,000	136,842
Quanta Computer	1,012,000	3,475,835
Radiant Opto-Electronics	536,000	2,385,729
Realtek Semiconductor	149,000	2,579,680
Sanyang Motor	157,000	170,574
Silicon Motion
Technology ADR	27,362	1,625,029
Sitronix Technology	5,000	41,881
Synnex Technology
International	144,000	275,050

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Taiwan (continued)
Taiwan Semiconductor
Manufacturing	456,000	$9,381,138
United Microelectronics	216,000	380,023
Winbond Electronics	702,000	725,791
Wistron	1,592,000	1,869,134
Yuanta Financial Holding	2,494,080	1,966,733
		66,311,559
Thailand – 0.31%
AAPICO Hitech NVDR	112,700	77,538
Krung Thai Bank NVDR	1,077,430	420,629
Siam Commercial Bank
NVDR	519,300	1,852,862
Somboon Advance
Technology NVDR	107,200	63,462
Thai Union Group NVDR	829,100	390,009
Workpoint
Entertainment NVDR	142,600	88,982
		2,893,482
Turkey – 0.31%
Akbank TAS	94,566	53,712
Arcelik	361,106	1,463,273
Ford Otomotiv Sanayi	33,017	772,919
Haci Omer Sabanci
Holding	328,815	342,464
Petkim Petrokimya
Holding †	36,766	25,602
Tofas Turk Otomobil
Fabrikasi	65,503	262,575
		2,920,545
Ukraine – 0.43%
Ferrexpo	781,368	4,035,168
		4,035,168
United Kingdom – 5.34%
BAE Systems	849,767	5,916,018
Barclays	4,039,953	10,354,776
Bloomsbury Publishing	7,978	31,456
BP ADR	52,987	1,290,233
CNH Industrial †	204,468	3,163,892
Craneware	1,127	33,404
Diageo	158,887	6,548,249
Dignity †	11,611	105,646
Dixons Carphone †	24,758	48,774
Entain †	416,813	8,722,707
GAN †	9,278	168,860
Indivior †	339,509	594,420
Just Group †	116,103	161,820
Kingfisher †	93,630	410,856
Mission Group	18,617	20,789
Ninety One	13,874	45,675
RELX	233,503	5,865,417
Unilever	112,194	6,273,441
		49,756,433
United States – 2.75%
Atlassian Class A †	5,085	1,071,715
Carnival †	330,135	8,761,783
Core Laboratories *	174,357	5,019,738
Everest Re Group	20,287	5,027,321
Inmode †	24,240	1,754,249
James Hardie Industries
CDI	23,324	705,795
Jasper Infotech =, †, π	1,420	203,917
Jasper Infotech Series G
=, †, π	470	67,494
Tenaris	233,437	2,631,300
Viemed Healthcare †	39,000	396,610
		25,639,922
Total Common Stock
(cost $764,253,470)		897,612,849

Preferred Stock – 1.47%Δ
Brazil – 0.25%
Braskem Class A †, **	294,300	2,089,352
Cia Ferro Ligas da Bahia
2.74% **	10,200	61,831
Taurus Armas †, **	40,700	161,248
		2,312,431
Germany – 1.22%
Sartorius 0.17% **	9,714	4,843,711
Schaeffler 5.75% **	50,164	445,911
Volkswagen 2.03% **	21,717	6,076,552
		11,366,174
Total Preferred Stock
(cost $13,698,023)		13,678,605

Rights – 0.01%Δ
Brazil – 0.00%
Eternit, expiration date
5/3/2021 †	21,623	28,390
		28,390

	Number of shares	Value (US $)
RightsΔ (continued)
Chile – 0.01%
Sociedad Quimica y
Minera de Chile,
expiration date 4/26/
21 †	16,644	$51,596
		51,596
Total Rights
(cost $0)		79,986

Short-Term Investments – 1.50%
Money Market Mutual Funds – 1.50%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	3,497,580	3,497,580
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	3,497,578	3,497,578
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	3,497,578	3,497,578
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	3,497,579	3,497,579
Total Short-Term Investments
(cost $13,990,315)		13,990,315
Total Value of Securities Before Securities Lending Collateral–99.32%
(cost $791,941,808)		925,361,755

	Principal amount°
Securities Lending Collateral*** – 1.79%
Certificates of Deposit – 0.16%
National Australia Bank
(London)
0.07% 4/1/2021	750,000	750,000
Royal Bank of Canada
(Toronto)
0.02% 4/1/2021	750,000	750,000
		1,500,000
Repurchase Agreements - 1.63%
Bank of Montreal
0.00%, dated
3/31/21, to be
repurchased on
4/1/21, repurchase
price $3,876,828
(collateralized by US
government
obligations
0.125%-2.625%
10/31/21-10/15/25;
market value
$3,954,368)	3,876,828	3,876,828
Bank of Nova Scotia
0.01%, dated
3/31/21, to be
repurchased on
4/1/21, repurchase
price $3,876,829
(collateralized by US
government
obligations
0.00%-8.00%
4/1/21-10/31/25;
market value
$3,954,370)	3,876,828	3,876,828
BofA Securities
0.00%, dated
3/31/21, to be
repurchased on
4/1/21, repurchase
price $3,876,828
(collateralized by US
government
obligations 2.00%
11/30/22; market
value $3,954,368)	3,876,828	3,876,828

Schedules of investments
Optimum International Fund

	Principal amount°	Value (US $)
Securities Lending Collateral*** (continued)
Repurchase Agreements (continued)
JP Morgan Securities
0.01%, dated
3/31/21, to be
repurchased on
4/1/21, repurchase
price $3,526,124
(collateralized by US
government
obligations
0.125%-2.50%
1/15/22-2/15/26;
market value
$3,596,645)	3,526,123	$3,526,123
		15,156,607
Total Securities Lending Collateral
(cost $16,656,607)		16,656,607
Total Value of Securities-101.11%
(cost $808,598,415)		$942,018,362◼

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 39 in “Security type / country and sector allocations.”
*	Fully or partially on loan.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2021, the aggregate value of restricted securities was $271,411, which represented 0.03% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the table below, for additional details on restricted securities.
**	Perpetual security with no stated maturity date.
○	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
***	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
◼	Includes $29,141,339 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $13,355,239.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Jasper Infotech	5/7/14	$999,482	$203,917
Jasper Infotech Series G	10/29/14	396,443	67,494
Total		$1,395,925	$271,411

The following foreign currency exchange contracts were outstanding at March 31, 2021:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BBH	EUR	(770,037)	USD	902,068	4/1/21	$—	$(974)
BBH	EUR	48,893	USD	(57,430)	4/6/21	—	(86)
BBH	EUR	404,699	USD	(474,263)	4/1/21	338	—
BBH	GBP	248,341	USD	(340,808)	4/1/21	1,556	—
BBH	GBP	358,589	USD	(494,467)	4/6/21	—	(107)
Total Foreign Currency Exchange Contracts						$1,894	$(1,167)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
AG – Aktiengesellschaft
BBH – Brown Brothers Harriman & Co.

Summary of abbreviations: (continued)
CDI – CHESS Depositary Interest
GS – Goldman Sachs
NVDR – Non-Voting Depositary Receipt
SDR – Special Drawing Right

Summary of currencies:
EUR – European Monetary Unit
GBP – British Pound Sterling
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Large Cap Growth Fund
March 31, 2021

	Number of shares	Value (US $)
Common Stock – 98.94% ♦
Communication Services – 15.99%
Activision Blizzard	37,750	$3,510,750
Alphabet Class A †	17,600	36,300,352
Alphabet Class C †	14,810	30,636,410
Comcast Class A	222,450	12,036,769
Facebook Class A †	382,735	112,726,939
IAC †	7,116	1,539,262
Kuaishou Technology
144A #, †	12,500	434,134
Match Group †	50,063	6,877,655
Netflix †	39,995	20,863,792
Pinterest Class A †	50,787	3,759,762
Playtika Holding †	54,466	1,482,020
ROBLOX Class A †	13,045	845,707
Sea ADR †	122,159	27,269,554
Snap Class A †	346,579	18,122,616
Spotify Technology †	20,067	5,376,953
Tencent Holdings	113,400	8,898,007
Walt Disney †	99,010	18,269,325
		308,950,007
Consumer Discretionary – 22.67%
Advance Auto Parts	77,730	14,262,678
Airbnb Class B =, †, π	73,482	13,547,890
Alibaba Group Holding
ADR †	151,055	34,248,700
Amazon.com †	58,230	180,168,278
Aptiv	126,282	17,414,288
Booking Holdings †	8,544	19,906,153
Carvana †	14,581	3,826,054
Chipotle Mexican Grill †	4,114	5,845,254
Coupang †	51,198	2,526,621
DoorDash Class A †	30,822	4,041,689
DraftKings Class A †	65,261	4,002,457
Farfetch Class A †	87,763	4,653,194
Ferrari	39,731	8,314,904
Home Depot	79,550	24,282,638
JD Health International
144A #, †	9,250	132,668
Las Vegas Sands †	90,142	5,477,028
Lululemon Athletica †	23,272	7,137,755
NIKE Class B	64,216	8,533,664
Ross Stores	116,967	14,025,513
Tesla †	39,573	26,431,994
Tractor Supply	73,110	12,946,319
Ulta Beauty †	55,415	17,132,656
Wynn Resorts †	71,982	9,024,383
		437,882,778
Consumer Staples – 1.13%
Anheuser-Busch
InBev ADR	126,790	7,968,752
Monster Beverage †	152,880	13,925,839
		21,894,591
Financials – 0.77%
Chubb	6,847	1,081,620
MSCI Class A	4,853	2,034,766
S&P Global	17,002	5,999,496
Tradeweb Markets
Class A	27,138	2,008,212
XP Class A †	98,669	3,716,861
		14,840,955
Healthcare – 11.74%
Alcon (New York Stock
Exchange) †	168,080	11,795,854
Align Technology †	3,200	1,732,896
Amgen	83,750	20,837,838
Anthem	21,253	7,628,764
Argenx ADR †	7,080	1,949,761
AstraZeneca ADR	108,800	5,409,536
Avantor †	105,805	3,060,939
BioMarin
Pharmaceutical †	94,190	7,112,287
Cigna	52,161	12,609,400
Eli Lilly and Co.	58,560	10,940,179
HCA Healthcare	43,450	8,183,373
Humana	9,516	3,989,583
Incyte †	38,961	3,166,361
Intuitive Surgical †	17,124	12,653,609
Stryker	50,895	12,397,004
Thermo Fisher Scientific	50,530	23,060,881
UnitedHealth Group	135,514	50,420,694
Vertex
Pharmaceuticals †	38,267	8,223,196
Zoetis	137,230	21,610,980
		226,783,135
Industrials – 7.61%
Airbus †	32,414	3,669,669
Cintas	19,309	6,590,355
Clarivate †	55,676	1,469,290
Cummins	17,615	4,564,223
Equifax	5,497	995,672
FedEx	33,675	9,565,047
Generac Holdings †	8,100	2,652,345
IHS Markit	171,806	16,627,385
Norfolk Southern	10,008	2,687,348
Parker-Hannifin	964	304,074
Raytheon Technologies	178,690	13,807,376
Roper Technologies	29,830	12,031,632
Southwest Airlines †	56,084	3,424,489

	Number of shares	Value (US $)
Common Stock ♦ (continued)
Industrials (continued)
Teledyne Technologies †	21,110	$8,732,151
TransUnion	46,991	4,229,190
Uber Technologies †	353,645	19,277,189
United Parcel Service
Class B	121,780	20,701,382
WW Grainger	39,170	15,704,428
		147,033,245
Information Technology – 37.47%
Adobe †	58,940	28,018,308
Advanced Micro
Devices †	97,650	7,665,525
Affirm Holdings †	4,704	332,667
Afterpay †	59,441	4,582,564
Akamai Technologies †	120,295	12,258,060
Apple	748,482	91,427,076
ASML Holding	41,485	25,611,180
Atlassian Class A †	53,600	11,296,736
Avalara †	23,515	3,137,606
Black Knight †	60,735	4,493,783
Coupa Software †	4,268	1,086,121
Datadog Class A †	29,055	2,421,444
Fidelity National
Information Services	174,996	24,606,188
Fiserv †	102,564	12,209,219
Global Payments	52,423	10,567,428
Intuit	45,710	17,509,673
Mastercard Class A	76,418	27,208,629
Microsoft	559,045	131,806,040
Nutanix Class A †	205,330	5,453,565
NVIDIA	55,057	29,396,584
NXP Semiconductors	66,900	13,469,646
Palo Alto Networks †	55,070	17,735,844
Paycom Software †	6,297	2,330,268
PayPal Holdings †	47,869	11,624,508
QUALCOMM	169,480	22,471,353
salesforce.com †	186,038	39,415,871
ServiceNow †	22,313	11,158,954
Shopify Class A †	3,568	3,947,992
Snowflake Class A †	3,058	701,138
Splunk †	160,892	21,797,648
StoneCo Class A †	36,566	2,238,570
Taiwan Semiconductor
Manufacturing ADR	65,747	7,776,555
Texas Instruments	62,260	11,766,517
Visa Class A	333,132	70,534,038
VMware Class A †	81,170	12,212,026
Wix.com †	4,294	1,198,971
Workday Class A †	60,025	14,912,011
Zebra Technologies
Class A †	5,165	2,505,955
Zoom Video
Communications
Class A †	15,785	5,071,563
		723,957,824
Materials – 0.84%
Ecolab	58,280	12,476,000
Linde	13,260	3,714,656
		16,190,656
Real Estate – 0.72%
Equinix	20,500	13,931,595
		13,931,595
Total Common Stock
(cost $1,131,414,883)		1,911,464,786

Convertible Preferred Stock – 0.09%
Magic Leap Series C =,
†, π	43,435	100,044
WeWork Companies
Series E =, †, π	20,913	235,058
Xiaoju Kuaizhi =, †, π	32,416	1,357,452
Total Convertible Preferred Stock
(cost $2,577,306)		1,692,554

Short-Term Investments – 1.10%
Money Market Mutual Funds – 1.10%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	5,301,614	5,301,614
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	5,301,617	5,301,617
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	5,301,617	5,301,617

Schedules of investments
Optimum Large Cap Growth Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	5,301,616	$5,301,616
Total Short-Term Investments
(cost $21,206,464)		21,206,464
Total Value of
Securities–100.13%
(cost $1,155,198,653)		$1,934,363,804

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $566,802, which represents 0.03% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2021, the aggregate value of restricted securities was $15,240,444, which represented 0.79% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the following table, for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Airbnb Class B	12/10/20	$2,208,800	$13,547,890
Magic Leap	1/20/16	1,000,438	100,044
WeWork Companies Series E	6/23/15	687,820	235,058
Xiaoju Kuaizhi	10/19/15	889,048	1,357,452
Total		$4,786,106	$15,240,444

The following foreign currency exchange contracts were outstanding at March 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
BNYM	HKD	(841,425)	USD	108,231	4/7/21	$(4)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
BNYM – Bank of New York Mellon
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:
HKD – Hong Kong Dollar
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.16%
Communication Services – 5.74%
Alphabet Class A †	10,882	$22,444,343
Comcast Class A	894,202	48,385,270
Verizon
Communications	346,511	20,149,615
Walt Disney †	72,549	13,386,741
		104,365,969
Consumer Discretionary – 4.68%
AutoZone †	7,527	10,570,166
Darden Restaurants	66,301	9,414,742
General Motors †	247,751	14,235,772
Lowe’s	130,316	24,783,497
Marriott International
Class A †	23,863	3,534,349
PulteGroup	120,359	6,311,626
Target	81,679	16,178,160
		85,028,312
Consumer Staples – 5.32%
Archer-Daniels-Midland	83,744	4,773,408
Colgate-Palmolive	70,917	5,590,387
Diageo	301,717	12,434,737
J M Smucker	19,204	2,429,882
Kimberly-Clark	50,763	7,058,595
Mondelez International
Class A	157,212	9,201,618
Nestle	123,532	13,768,038
PepsiCo	116,885	16,533,383
Philip Morris
International	47,824	4,243,902
Procter & Gamble	53,488	7,243,880
Reckitt Benckiser Group	64,887	5,812,670
Tyson Foods Class A	101,589	7,548,063
		96,638,563
Energy – 3.65%
Chevron	191,937	20,113,078
ConocoPhillips	377,481	19,995,169
EOG Resources	209,379	15,186,259
Phillips 66	79,905	6,515,454
Pioneer Natural
Resources	28,754	4,566,710
		66,376,670
Financials – 24.34%
Allstate	82,359	9,463,049
American Express	143,358	20,276,555
Aon Class A	89,967	20,702,306
Bank of America	804,752	31,135,855
Berkshire Hathaway
Class B †	40,256	10,284,200
BlackRock	36,640	27,625,094
Charles Schwab	211,365	13,776,771
Chubb	112,561	17,781,261
Citigroup	274,257	19,952,197
Goldman Sachs Group	35,084	11,472,468
Hartford Financial
Services Group	153,083	10,224,414
Intercontinental
Exchange	101,038	11,283,924
JPMorgan Chase & Co.	493,592	75,139,510
Marsh & McLennan	133,101	16,211,702
Moody’s	15,962	4,766,413
Morgan Stanley	130,209	10,112,031
Nasdaq	88,266	13,015,704
PNC Financial Services
Group	65,122	11,423,050
Progressive	82,558	7,893,370
Prudential Financial	140,703	12,818,043
State Street	178,786	15,019,812
T Rowe Price Group	18,018	3,091,889
Travelers	134,705	20,259,632
Truist Financial	366,287	21,361,858
US Bancorp	236,383	13,074,344
Wells Fargo & Co.	367,313	14,350,919
		442,516,371
Healthcare – 16.85%
Abbott Laboratories	119,259	14,291,999
AbbVie	100,383	10,863,448
AmerisourceBergen	88,612	10,462,419
Boston Scientific †	219,673	8,490,361
Bristol-Myers Squibb	223,315	14,097,876
Cigna	127,209	30,751,504
Danaher	62,427	14,051,069
Eli Lilly and Co.	46,443	8,676,481
Hill-Rom Holdings	79,442	8,776,752
Johnson & Johnson	327,553	53,833,335
McKesson	43,915	8,565,182
Medtronic	358,360	42,333,067
Merck & Co.	285,353	21,997,863
Pfizer	364,184	13,194,386
Roche Holding	11,229	3,628,946
Thermo Fisher Scientific	67,954	31,012,846
UnitedHealth Group	30,485	11,342,554
		306,370,088
Industrials – 16.18%
Canadian National
Railway	48,141	5,583,393
Caterpillar	61,847	14,340,464
Eaton	101,354	14,015,231
Emerson Electric	110,632	9,981,219

Schedules of investments
Optimum Large Cap Value Fund

	Number of
	shares	Value (US $)
Common Stock (continued)
Industrials (continued)
Equifax	47,926	$8,680,836
Honeywell International	171,846	37,302,611
Illinois Tool Works	71,384	15,812,984
Johnson Controls
International	202,387	12,076,432
Kansas City Southern	54,007	14,253,528
Lockheed Martin	42,403	15,667,909
Masco	120,130	7,195,787
Northrop Grumman	84,020	27,192,233
Otis Worldwide	38,704	2,649,289
Owens Corning	93,412	8,602,311
Parker-Hannifin	53,245	16,795,070
Quanta Services	151,103	13,294,042
Raytheon Technologies	77,407	5,981,239
Southwest Airlines †	180,732	11,035,496
Stanley Black & Decker	55,189	11,019,588
Textron	167,230	9,378,258
Trane Technologies	119,836	19,840,048
Union Pacific	61,601	13,577,476
		294,275,444
Information Technology – 9.58%
Accenture Class A	83,190	22,981,238
Analog Devices	43,003	6,668,905
Apple	40,342	4,927,775
Broadcom	19,147	8,877,698
Cisco Systems	198,485	10,263,659
Fidelity National
Information Services	75,897	10,671,877
Fiserv †	109,760	13,065,831
Global Payments	64,676	13,037,388
Intel	254,706	16,301,184
Micron Technology †	146,381	12,912,268
Microsoft	36,786	8,673,035
NXP Semiconductors	40,778	8,210,243
ON Semiconductor †	319,790	13,306,462
Texas Instruments	128,773	24,336,809
		174,234,372
Materials – 4.04%
Air Products and
Chemicals	43,221	12,159,796
DuPont de Nemours	76,931	5,945,228
Huntsman	302,974	8,734,740
International Flavors &
Fragrances	14,693	2,051,290
Martin Marietta
Materials	35,734	12,000,192
PPG Industries	102,947	15,468,816
Sherwin-Williams	13,658	10,079,741
Westrock	135,958	7,076,614
		73,516,417
Real Estate – 2.04%
American Tower	31,517	7,534,454
Boston Properties	76,561	7,752,567
Equity LifeStyle
Properties	90,962	5,788,822
Prologis	122,483	12,983,198
Public Storage	12,490	3,082,032
		37,141,073
Utilities – 5.74%
American Electric Power	79,532	6,736,360
Dominion Energy	173,149	13,152,398
DTE Energy	95,777	12,751,750
Duke Energy	338,452	32,670,772
NextEra Energy	92,888	7,023,262
Southern	245,302	15,247,972
Xcel Energy	252,955	16,824,037
		104,406,551
Total Common Stock
(cost $1,213,733,622)		1,784,869,830

Short-Term Investments – 1.78%
Money Market Mutual Funds – 1.78%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	8,120,363	8,120,363
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	8,120,363	8,120,363
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	8,120,363	8,120,363
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	8,120,363	8,120,363
Total Short-Term Investments
(cost $32,481,452)		32,481,452
Total Value of
Securities–99.94%
(cost $1,246,215,074)		$1,817,351,282

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Small-Mid Cap Growth Fund

March 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 97.17% ◆
Communication Services – 1.57%
Cardlytics †	32,137	$3,525,429
Lions Gate
Entertainment
Class B †	105,210	1,357,209
Zillow Group Class A †	29,317	3,851,667
Zynga Class A †	305,184	3,115,929
		11,850,234
Consumer Discretionary – 14.70%
American Eagle
Outfitters	94,217	2,754,905
Burlington Stores †	9,039	2,700,853
Caesars Entertainment †	93,047	8,136,960
Callaway Golf	80,709	2,158,966
Cheesecake Factory †	109,574	6,411,175
Deckers Outdoor †	24,843	8,208,624
Extended Stay America	153,948	3,040,473
Five Below †	32,366	6,175,109
Floor & Decor Holdings
Class A †	98,503	9,405,066
Fox Factory Holding †	19,377	2,462,042
International Game
Technology †	154,284	2,476,258
Media General CVR =, †	49,291	0
Melco Resorts &
Entertainment ADR †	142,538	2,837,932
Monro	26,545	1,746,661
Newell Brands	168,120	4,502,254
Norwegian Cruise Line
Holdings †	236,957	6,537,644
Ollie’s Bargain Outlet
Holdings †	30,867	2,685,429
Papa John’s
International	24,411	2,163,791
Penn National Gaming †	42,971	4,505,080
Revolve Group †	72,366	3,251,404
Shake Shack Class A †	65,076	7,338,620
Skyline Champion †	61,860	2,799,784
Sleep Number †	27,122	3,891,736
Sonos †	154,724	5,797,508
Tapestry †	126,555	5,215,331
Ulta Beauty †	12,928	3,996,950
		111,200,555
Consumer Staples – 4.20%
Coty Class A †	531,486	4,788,689
elf Beauty †	359,417	9,643,158
Hain Celestial Group †	196,757	8,578,605
Performance Food
Group †	151,801	8,745,256
		31,755,708
Financials – 9.56%
Ally Financial	164,884	7,454,406
Argo Group
International
Holdings	42,281	2,127,580
BRP Group Class A †	96,792	2,637,582
Essent Group	70,393	3,342,964
Evercore Class A	22,843	3,009,337
Focus Financial Partners
Class A †	69,677	2,899,957
Goosehead Insurance
Class A	33,191	3,557,411
OneMain Holdings	136,735	7,345,404
Open Lending Class A †	44,388	1,572,223
Palomar Holdings †	46,360	3,107,974
Pinnacle Financial
Partners	65,508	5,807,939
Stifel Financial	56,055	3,590,883
SVB Financial Group †	28,233	13,937,503
Tradeweb Markets
Class A	86,843	6,426,382
Triumph Bancorp †	41,992	3,249,761
Virtu Financial Class A	72,213	2,242,214
		72,309,520
Healthcare – 25.17%
Achilles Therapeutics
ADR †	55,247	914,338
Adaptive
Biotechnologies †	46,446	1,869,916
Aerie Pharmaceuticals †	187,569	3,351,858
Allscripts Healthcare
Solutions †	160,614	2,411,619
Alphatec Holdings †	356,446	5,628,282
Amicus Therapeutics †	113,357	1,119,967
AMN Healthcare
Services †	36,994	2,726,458
Arena Pharmaceuticals †	24,098	1,672,160
Arrowhead
Pharmaceuticals †	44,080	2,922,945
AtriCure †	54,559	3,574,706
Avantor †	142,491	4,122,265
Axonics Modulation
Technologies †	202,202	12,109,878
Axsome Therapeutics †	20,805	1,177,979

	Number of
	shares	Value (US $)
Common Stock◆ (continued)
Healthcare (continued)
Biohaven
Pharmaceutical
Holding †	59,226	$4,048,097
Black Diamond
Therapeutics †	30,208	732,846
Blueprint Medicines †	41,383	4,023,669
Cardiovascular
Systems †	61,011	2,339,162
Cerus †	241,084	1,448,915
ChemoCentryx †	29,642	1,518,856
CONMED	26,904	3,513,393
Constellation
Pharmaceuticals †	45,681	1,068,479
Cytokinetics †	73,261	1,704,051
Denali Therapeutics †	40,499	2,312,493
Emergent BioSolutions †	23,138	2,149,752
Evolent Health Class A †	124,483	2,514,557
Exact Sciences †	46,002	6,062,143
Fate Therapeutics †	61,678	5,085,351
Haemonetics †	33,407	3,708,511
HealthEquity †	37,501	2,550,068
Horizon Therapeutics †	147,913	13,613,912
ICON †	17,178	3,373,244
Immunovant †	50,351	807,630
Inspire Medical
Systems †	36,601	7,576,041
Insulet †	33,335	8,697,768
Ionis Pharmaceuticals †	28,374	1,275,695
Iovance
Biotherapeutics †	39,188	1,240,692
Mirati Therapeutics †	20,719	3,549,165
NanoString
Technologies †	26,916	1,768,650
Natera †	91,040	9,244,202
Novocure †	11,979	1,583,384
Oak Street Health †	52,366	2,841,903
Omnicell †	31,310	4,066,230
OptimizeRx †	38,774	1,890,232
Pacira BioSciences †	31,915	2,236,922
PetIQ †	79,600	2,806,696
Phreesia †	40,357	2,102,600
PRA Health Sciences †	19,797	3,035,474
Repligen †	18,678	3,631,190
SI-BONE †	229,290	7,293,715
Silk Road Medical †	61,141	3,096,792
Syneos Health †	68,483	5,194,435
Tabula Rasa
HealthCare †	27,847	1,282,354
Tactile Systems
Technology †	45,875	2,499,729
Theravance Biopharma †	80,381	1,640,576
Turning Point
Therapeutics †	15,875	1,501,616
Ultragenyx
Pharmaceutical †	18,649	2,123,375
US Physical Therapy	19,428	2,022,455
		190,379,391
Industrials – 16.55%
A O Smith	18,676	1,262,684
Advanced Drainage
Systems	27,974	2,892,232
Allegiant Travel †	28,355	6,920,321
Altra Industrial Motion	94,970	5,253,740
ASGN †	112,979	10,782,716
Atkore †	35,733	2,569,203
AZEK †	72,986	3,069,061
Boise Cascade	61,603	3,685,708
Chart Industries †	74,844	10,654,043
Clarivate †	111,663	2,946,787
CNH Industrial †	149,350	2,335,834
Dycom Industries †	22,599	2,098,317
FTI Consulting †	17,617	2,468,318
Generac Holdings †	9,993	3,272,208
Hayward Holdings †	130,189	2,197,590
IAA †	36,215	1,996,895
ICF International	39,174	3,423,808
Ingersoll Rand †	76,088	3,744,291
JetBlue Airways †	339,313	6,901,626
KAR Auction Services †	87,723	1,315,845
KBR	87,365	3,353,942
Knight-Swift
Transportation
Holdings	49,323	2,371,943
Kratos Defense &
Security Solutions †	89,257	2,434,931
Masonite International †	29,833	3,437,955
Mercury Systems †	34,874	2,463,848
Middleby †	20,174	3,343,841
Oshkosh	36,449	4,325,038
PGT Innovations †	88,435	2,232,984
Schneider National
Class B	91,408	2,282,458
Spirit AeroSystems
Holdings Class A	41,372	2,012,748
SPX †	73,389	4,276,377
Sun Country Airlines
Holdings †	66,472	2,278,660

Schedules of investments
Optimum Small-Mid Cap Growth Fund

	Number of
	shares	Value (US $)
Common Stock◆ (continued)
Industrials (continued)
Trex †	68,937	$6,310,493
Wabash National	117,970	2,217,836
Woodward	17,218	2,077,007
		125,211,288
Information Technology – 23.02%
Ambarella †	80,393	8,070,653
Anaplan †	149,153	8,031,889
Arista Networks †	21,407	6,462,559
Black Knight †	48,744	3,606,569
Box Class A †	161,674	3,712,035
Ciena †	85,494	4,678,232
Cloudera †	162,519	1,977,856
CMC Materials	14,385	2,543,124
CommScope Holding †	183,607	2,820,204
Cornerstone
OnDemand †	55,090	2,400,822
Cree †	53,102	5,741,919
CyberArk Software †	22,725	2,939,252
Enphase Energy †	29,478	4,780,152
Evo Payments Class A †	85,573	2,354,969
First Solar †	36,948	3,225,560
Five9 †	19,869	3,106,121
FormFactor †	51,117	2,305,888
Littelfuse	34,538	9,133,229
LiveRamp Holdings †	62,208	3,227,351
Lumentum Holdings †	34,990	3,196,337
MACOM Technology
Solutions Holdings †	112,285	6,514,776
MaxLinear †	92,790	3,162,283
Mimecast †	57,042	2,293,659
MongoDB †	12,926	3,456,800
Nuance
Communications †	285,552	12,461,489
Onto Innovation †	47,358	3,111,894
PagerDuty †	98,892	3,978,425
PAR Technology †	37,268	2,437,700
PTC †	44,096	6,069,814
RingCentral Class A †	17,287	5,149,452
Silicon Motion
Technology ADR	42,642	2,532,508
Sprout Social Class A †	42,577	2,459,248
SS&C Technologies
Holdings	69,976	4,889,223
Talend ADR †	26,252	1,670,677
Teradyne	58,202	7,082,019
Verra Mobility †	98,915	1,338,815
WEX †	10,791	2,257,693
Zendesk †	105,563	13,999,765
Zscaler †	14,862	2,551,360
Zuora Class A †	164,983	2,441,748
		174,174,069
Materials – 1.80%
Element Solutions	428,175	7,831,321
Orion Engineered
Carbons †	135,165	2,665,454
Steel Dynamics	61,927	3,143,414
		13,640,189
Real Estate – 0.60%
QTS Realty Trust Class A	32,693	2,028,274
Ryman Hospitality
Properties †	32,803	2,542,560
		4,570,834
Total Common Stock
(cost $546,137,235)		735,091,788

Convertible Preferred Stock – 0.16%
Honest Series D =, †, π	15,249	457,470
MarkLogic Series F =, †, π	83,588	777,368
Total Convertible Preferred Stock
(cost $1,668,525)		1,234,838

Warrant – 0.00%
DraftKings strike price
$25, expiration date
4/23/25 †, π	399	11,555
Total Warrant
(cost $0)		11,555

Short-Term Investments – 2.78%
Money Market Mutual Funds – 2.78%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	5,247,612	5,247,612
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	5,247,613	5,247,613
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	5,247,613	5,247,613

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	5,247,612	$5,247,612
Total Short-Term Investments
(cost $20,990,450)		20,990,450
Total Value of
Securities–100.11%
(cost $568,796,210)		$757,328,631

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2021, the aggregate value of restricted securities was $1,246,393, which represented 0.16% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

Summary of abbreviations:
USD – US Dollar

Restricted Securities

Investments	Date of Acquisition	Cost	Value
DraftKings strike price $25, expiration date
4/23/25	5/18/20	$—	$11,555
Honest Series D	8/3/15	697,718	457,470
MarkLogic Series F	4/27/15	970,807	777,368
Total		$1,668,525	$1,246,393

Summary of abbreviations:
ADR – American Depositary Receipt
CVR – Contingent Voting Rights
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Small-Mid Cap Value Fund

March 31, 2021

	Number of
	shares	Value (US $)
Common Stock – 97.85%
Communication Services – 4.08%
AMC Networks
Class A †	30,800	$1,637,328
Cars.com †	56,200	728,352
Entercom
Communications
Class A †	206,300	1,083,075
Gray Television †	65,200	1,199,680
John Wiley & Sons
Class A	118,577	6,426,873
Lumen Technologies	93,300	1,245,555
Nexstar Media Group
Class A	108,620	15,253,507
ViacomCBS Class B	37,200	1,677,720
		29,252,090
Consumer Discretionary – 9.07%
American Axle &
Manufacturing
Holdings †	114,200	1,103,172
BorgWarner	41,200	1,910,032
Brunswick	21,300	2,031,381
Capri Holdings †	15,000	765,000
Dick’s Sporting Goods	47,100	3,586,665
Foot Locker	41,900	2,356,875
Goodyear Tire &
Rubber †	70,000	1,229,900
H&R Block	40,400	880,720
Harley-Davidson	43,800	1,756,380
Haverty Furniture	43,900	1,632,641
Helen of Troy †	15,675	3,302,096
Kohl’s	25,100	1,496,211
Lear	11,700	2,120,625
Lithia Motors Class A	31,950	12,463,375
Malibu Boats Class A †	22,900	1,824,672
MDC Holdings	54,648	3,246,091
Modine Manufacturing †	76,800	1,134,336
Nordstrom †	28,400	1,075,508
ODP †	29,100	1,259,739
Penske Automotive
Group	28,619	2,296,389
PulteGroup	53,000	2,779,320
PVH †	8,800	930,160
Sally Beauty Holdings †	65,000	1,308,450
Shoe Carnival	200	12,376
Sleep Number †	14,600	2,094,954
Sonic Automotive
Class A	53,300	2,642,081
Tenneco Class A †	26,400	283,008
Toll Brothers	49,500	2,808,135
Travel + Leisure	12,500	764,500
Whirlpool	17,600	3,878,160
		64,972,952
Consumer Staples – 4.76%
Energizer Holdings	32,000	1,518,720
Hostess Brands †	613,671	8,800,042
Ingles Markets Class A	35,400	2,182,410
Ingredion	30,700	2,760,544
J M Smucker	25,500	3,226,515
Molson Coors Beverage
Class B †	46,900	2,398,935
Nu Skin Enterprises
Class A	16,800	888,552
Pilgrim’s Pride †	76,400	1,817,556
Spectrum Brands
Holdings	64,862	5,513,270
Sprouts Farmers
Market †	92,100	2,451,702
Universal	25,300	1,492,447
Weis Markets	18,500	1,045,620
		34,096,313
Energy – 2.01%
Arch Resources †	10,300	428,480
HollyFrontier	49,600	1,774,688
Laredo Petroleum †	5,360	161,122
National Energy Services
Reunited †	118,000	1,459,660
PBF Energy Class A †	50,100	708,915
Pioneer Natural
Resources	31,675	5,030,623
Southwestern Energy †	230,000	1,069,500
Viper Energy Partners	164,800	2,399,488
World Fuel Services	39,900	1,404,480
		14,436,956
Financials – 20.37%
Ally Financial	91,200	4,123,152
American Financial
Group	27,780	3,169,698
Annaly Capital
Management	209,800	1,804,280
Apollo Commercial Real
Estate Finance	77,600	1,084,072
Ares Capital	85,300	1,595,963
Associated Banc-Corp	121,500	2,592,810
Assured Guaranty	34,400	1,454,432
Banco Latinoamericano
de Comercio Exterior
Class E	59,900	906,287
BankUnited	34,200	1,503,090

	Number of
	shares	Value (US $)
Common Stock (continued)
Financials (continued)
Berkshire Hills Bancorp	44,099	$984,290
BGC Partners Class A	1,397,800	6,751,374
Brightsphere Investment
Group	84,400	1,720,072
Cathay General Bancorp	33,600	1,370,208
CIT Group	43,900	2,261,289
Citizens Financial Group	63,200	2,790,280
CNA Financial	85,600	3,820,328
CNO Financial Group	144,200	3,502,618
Columbia Banking
System	236,906	10,208,280
Customers Bancorp †	58,809	1,871,302
eHealth †	11,000	800,030
Essent Group	26,800	1,272,732
Everest Re Group	6,300	1,561,203
First American Financial	38,200	2,164,030
First Busey	70,400	1,805,760
First Horizon	200,800	3,395,528
First Merchants	136,069	6,327,208
FS KKR Capital	57,750	1,145,182
Hancock Whitney	31,300	1,314,913
Hanmi Financial	56,800	1,120,664
Heritage Insurance
Holdings	27,300	302,484
HomeStreet	39,900	1,758,393
Hope Bancorp	122,400	1,843,344
Lincoln National	33,300	2,073,591
MGIC Investment	107,200	1,484,720
New Mountain Finance	95,300	1,181,720
New Residential
Investment	109,700	1,234,125
Oaktree Specialty
Lending	4,294	26,623
OFG Bancorp	60,700	1,373,034
Pacific Premier Bancorp	151,645	6,587,459
PacWest Bancorp	464,534	17,721,972
Preferred Bank	20,500	1,305,440
Prospect Capital	160,841	1,233,650
Radian Group	69,500	1,615,875
Reinsurance Group of
America	17,800	2,243,690
Santander Consumer
USA Holdings	88,500	2,394,810
Starwood Property Trust	506,686	12,535,412
Synovus Financial	55,900	2,557,425
TCF Financial	26,000	1,207,960
Universal Insurance
Holdings	41,300	592,242
Unum Group	75,700	2,106,731
Veritex Holdings	44,700	1,462,584
Victory Capital Holdings
Class A	39,300	1,004,508
Voya Financial	25,200	1,603,728
Zions Bancorp	74,400	4,089,024
		145,961,619
Healthcare – 4.76%
Catalyst
Pharmaceuticals †	119,100	549,051
Change Healthcare †	112,460	2,485,366
DaVita †	22,800	2,457,156
Hill-Rom Holdings	21,700	2,397,416
Innoviva †	86,900	1,038,455
Jazz Pharmaceuticals †	24,720	4,063,226
Lannett †	44,200	233,376
MEDNAX †	32,100	817,587
Owens & Minor	49,800	1,871,982
Quest Diagnostics	11,600	1,488,744
Select Medical
Holdings †	74,600	2,543,860
Syneos Health †	131,392	9,966,083
United Therapeutics †	10,700	1,789,789
Universal Health Services
Class B	17,920	2,390,349
		34,092,440
Industrials – 15.77%
ABM Industries	22,900	1,168,129
ACCO Brands	146,000	1,232,240
Acuity Brands	13,900	2,293,500
Alaska Air Group †	24,800	1,716,408
Allison Transmission
Holdings	55,500	2,266,065
Apogee Enterprises	36,200	1,479,856
ArcBest	27,300	1,921,101
Atkore †	107,948	7,761,461
Atlas Air Worldwide
Holdings †	24,100	1,456,604
BWX Technologies	152,051	10,026,243
Colfax †	280,762	12,300,183
CoreCivic †	56,200	508,610
Covenant Logistics
Group †	49,201	1,013,049
Crane	20,600	1,934,546
Deluxe	29,800	1,250,408
Ennis	45,800	977,830
Hawaiian Holdings †	45,300	1,208,151
Herman Miller	46,400	1,909,360
Hillenbrand	31,174	1,487,312

Schedules of investments
Optimum Small-Mid Cap Value Fund

	Number of
	shares	Value (US $)
Common Stock (continued)
Industrials (continued)
Huntington Ingalls
Industries	12,300	$2,531,955
JetBlue Airways †	109,300	2,223,162
Kaman	104,600	5,364,934
KAR Auction Services †	482,682	7,240,230
ManpowerGroup	26,300	2,601,070
MasTec †	18,400	1,724,080
Moog Class A	24,000	1,995,600
Oshkosh	24,800	2,942,768
Owens Corning	22,400	2,062,816
Primoris Services	66,384	2,199,302
Snap-on	9,300	2,145,882
Teledyne Technologies †	15,200	6,287,480
Textron	33,800	1,895,504
Timken	37,000	3,003,290
Trinity Industries	175,216	4,991,904
Triton International	43,700	2,403,063
XPO Logistics †	61,024	7,524,259
		113,048,355
Information Technology – 14.39%
ACI Worldwide †	273,678	10,413,448
Amdocs	31,400	2,202,710
Amkor Technology	102,600	2,432,646
Arrow Electronics †	18,700	2,072,334
Avaya Holdings †	47,400	1,328,622
BM Technologies =, †	9,050	98,369
Ciena †	26,900	1,471,968
Cirrus Logic †	10,400	881,816
Cognyte Software †	150,418	4,183,125
Concentrix †	8,900	1,332,508
CSG Systems
International	18,200	816,998
Diodes †	10,500	838,320
Ebix	33,273	1,065,734
Euronet Worldwide †	42,676	5,902,091
J2 Global †	158,961	19,053,065
Jabil	74,000	3,859,840
Juniper Networks	67,300	1,704,709
Methode Electronics	33,100	1,389,538
NCR †	67,500	2,561,625
NetApp	32,700	2,376,309
NETGEAR †	23,600	969,960
OSI Systems †	3,400	326,740
Sanmina †	59,300	2,453,834
Seagate Technology	17,100	1,312,425
Silicon Motion
Technology ADR	229,101	13,606,308
Sykes Enterprises †	45,700	2,014,456
SYNNEX	20,400	2,342,736
TTM Technologies †	84,100	1,219,450
Ultra Clean Holdings †	38,400	2,228,736
Verint Systems †	174,714	7,947,740
Western Union	51,400	1,267,524
Xerox Holdings	61,300	1,487,751
		103,163,435
Materials – 11.31%
Arconic †	9,000	228,510
Ashland Global
Holdings	104,697	9,293,953
Axalta Coating
Systems †	358,496	10,604,312
Berry Global Group †	42,300	2,597,220
Cabot	33,903	1,777,873
Celanese	14,200	2,127,302
Chemours	49,500	1,381,545
Domtar	32,500	1,200,875
Eastman Chemical	19,400	2,136,328
FMC	131,800	14,578,398
Greif Class A	34,400	1,960,800
Huntsman	70,700	2,038,281
Kronos Worldwide	4,500	68,850
O-I Glass †	59,800	881,452
Reliance Steel &
Aluminum	21,500	3,274,235
Schweitzer-Mauduit
International	32,700	1,601,319
Silgan Holdings	396,464	16,663,382
Steel Dynamics	57,300	2,908,548
Trinseo	22,200	1,413,474
Valvoline	71,400	1,861,398
Westrock	48,000	2,498,400
		81,096,455
Real Estate – 9.68%
American Assets Trust	37,200	1,206,768
Apple Hospitality REIT	68,979	1,005,024
Brixmor Property Group	108,900	2,203,047
CareTrust REIT	57,900	1,348,201
City Office REIT	93,700	995,094
Diversified Healthcare
Trust	123,300	589,374
Franklin Street
Properties	93,612	510,185
Gaming and Leisure
Properties	292,644	12,416,885
Howard Hughes †	84,200	8,009,946
Industrial Logistics
Properties Trust	63,789	1,475,439

	Number of
	shares	Value (US $)
Common Stock (continued)
Real Estate (continued)
Invitation Homes	73,815	$2,361,342
Kite Realty Group Trust	80,900	1,560,561
Medical Properties Trust	632,300	13,455,344
National Health
Investors	20,100	1,452,828
Newmark Group
Class A	495,528	4,957,758
Office Properties Income
Trust	45,688	1,257,334
Omega Healthcare
Investors	39,200	1,435,896
Piedmont Office Realty
Trust Class A	78,300	1,360,071
Preferred Apartment
Communities Class A	72,100	710,185
Retail Properties of
America Class A	73,900	774,472
Retail Value	5,741	107,414
RPT Realty	104,000	1,186,640
Sabra Health Care REIT	112,200	1,947,792
Service Properties Trust	104,300	1,236,998
SITE Centers	50,650	686,814
Summit Hotel
Properties †	63,000	640,080
Tanger Factory Outlet
Centers	61,400	928,982
VEREIT	61,580	2,378,220
Xenia Hotels & Resorts †	60,500	1,179,750
		69,378,444
Utilities – 1.65%
MDU Resources Group	75,400	2,383,394
National Fuel Gas	55,200	2,759,448
NRG Energy	64,400	2,429,812
UGI	45,200	1,853,652
Vistra	136,200	2,408,016
		11,834,322
Total Common Stock
(cost $560,247,491)		701,333,381

Limited Partnerships – 0.38%
Rattler Midstream	253,600	2,695,768
Total Limited Partnerships
(cost $1,679,739)		2,695,768

Short-Term Investments – 1.71%
Money Market Mutual Funds – 1.71%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.01%)	3,069,475	3,069,475
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	3,069,475	3,069,475
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	3,069,475	3,069,475
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	3,069,474	3,069,474
Total Short-Term Investments
(cost $12,277,899)		12,277,899
Total Value of
Securities–99.94%
(cost $574,205,129)		$716,307,048
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Optimum Fund Trust

March 31, 2021

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value*,†	$3,339,440,288	$925,361,755	$1,934,363,804	$1,817,351,282	$757,328,631	$716,307,048
Short-term investments held
as collateral for loaned
securities, at value=	—	16,656,607	—	—	—	—
Cash	7,540,516	3,908,006	—	—	—	—
Cash collateral due from
brokers	3,243,571	—	—	—	—	—
Foreign currencies, at valueΔ	4,330,244	305,536	189	—	—	—
Receivable for securities sold	398,691,525	3,922,461	2,920,549	498,167	1,059,748	617,627
Dividends and interest
receivable	13,711,485	2,663,649	233,500	1,921,243	60,122	1,013,064
Receivable for fund shares
sold	5,287,578	1,686,547	3,403,876	3,188,421	1,454,100	1,277,721
Unrealized appreciation on
over the counter credit
default swap contracts	1,002,914	—	—	—	—	—
Unrealized appreciation on
foreign currency exchange
contracts	998,116	1,894	—	—	—	—
Variation margin due from
brokers on centrally cleared
interest rate swap contracts	463,767	—	—	—	—	—
Swap payments receivable	175,223	—	—	—	—	—
Variation margin due from
HSBC on futures contracts	51,031	—	—	—	—	—
Foreign tax reclaims
receivable	—	1,807,780	37,176	334,128	—	—
Securities lending income
receivable	—	6,959	—	—	—	—
Total Assets	3,774,936,258	956,321,194	1,940,959,094	1,823,293,241	759,902,601	719,215,460

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Liabilities:
Options written, at valueΣ	313,501	—	—	—	—	—
Due to custodian	—	—	295,471	247,962	127,510	107,353
Payable for securities
purchased	927,043,655	6,050,026	4,530,300	617,687	1,435,527	548,428
Cash collateral due to brokers	4,901,000	—	—	—	—	—
Payable for fund shares
redeemed	3,637,644	1,101,228	2,369,513	2,386,411	959,865	1,020,861
Investment management fees
payable to affiliates	1,158,953	474,137	1,178,479	1,013,735	654,941	589,476
Swap payments payable	573,326	—	—	—	—	—
Other accrued expenses	457,213	183,141	197,063	148,047	27,502	57,711
Dividend disbursing and
transfer agent fees and
expenses payable to
affiliates	421,204	115,621	312,139	287,433	112,893	110,806
Upfront payments received on
over the counter credit
default swap contracts	320,950	—	—	—	—	—
Unrealized depreciation on
foreign currency exchange
contracts	309,407	1,167	4	—	—	—
Interest payable	146,451	—	—	—	—	—
Administration expenses
payable to affiliates	121,014	33,219	89,680	82,581	32,435	31,835
Variation margin due to
Credit Suisse on futures
contracts	103,104	—	—	—	—	—
Distribution fees payable to
affiliates	78,481	20,694	72,969	63,238	13,693	10,623
Trustees’ fees and expenses
payable to affiliates	70,566	23,138	47,802	45,527	18,259	17,711
Accounting fees payable to
affiliates	15,288	4,443	11,417	10,541	4,346	4,272
Variation margin due to
brokers on centrally cleared
credit default swap
contracts	10,776	—	—	—	—	—
Unrealized depreciation on
over the counter credit
default swap contracts	9,653	—	—	—	—	—
Obligation to return securities
lending collateral	—	16,655,539	—	—	—	—
Other liabilities	—	1,073	—	—	—	—
Total Liabilities	939,692,186	24,663,426	9,104,837	4,903,162	3,386,971	2,499,076
Total Net Assets	$2,835,244,072	$931,657,768	$1,931,854,257	$1,818,390,079	$756,515,630	$716,716,384

Statements of assets and liabilities
Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Assets Consist of:
Paid-in capital	$2,788,780,786	$771,416,997	$940,647,117	$1,164,786,947	$435,360,138	$544,933,481
Total distributable earnings
(loss)	46,463,286	160,240,771	991,207,140	653,603,132	321,155,492	171,782,903
Total Net Assets	$2,835,244,072	$931,657,768	$1,931,854,257	$1,818,390,079	$756,515,630	$716,716,384
Net Asset Value

Class A:
Net assets	$24,141,552	$7,493,736	$27,906,423	$23,729,563	$5,016,294	$3,765,094
Shares of beneficial interest
outstanding, unlimited
authorization, no par	2,490,005	486,611	1,240,877	1,203,269	277,960	252,153
Net asset value per share	$9.70	$15.40	$22.49	$19.72	$18.05	$14.93
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to
net asset value per share /
(1 - sales charge)	$10.16	$16.34	$23.86	$20.92	$19.15	$15.84

Class C:
Net assets	$85,821,328	$22,366,939	$79,209,064	$69,778,417	$14,371,570	$11,353,895
Shares of beneficial interest
outstanding, unlimited
authorization, no par	8,852,894	1,492,876	4,493,899	3,589,208	1,070,171	888,223
Net asset value per share	$9.69	$14.98	$17.63	$19.44	$13.43	$12.78

Institutional Class:
Net assets	$2,725,281,192	$901,797,093	$1,824,738,770	$1,724,882,099	$737,127,766	$701,597,395
Shares of beneficial interest
outstanding, unlimited
authorization, no par	281,419,128	58,107,856	73,606,147	87,240,446	36,188,609	44,004,481
Net asset value per share	$9.68	$15.52	$24.79	$19.77	$20.37	$15.94
____________________
*Investments, at cost	$3,302,519,207	$791,941,808	$1,155,198,653	$1,246,215,074	$568,796,210	$574,205,129
†Including securities on loan	—	29,141,339	—	—	—	—
=Short-term investments held as
collateral for loaned securities, at
cost	—	16,656,607	—	—	—	—
ΔForeign currencies, at cost	4,338,440	304,806	196	—	—	—
ΣPremium received	(363,005)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Optimum Fund Trust

Year ended March 31, 2021

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$68,761,906	$—	$28	$159	$—	$13
Dividends	19,203	15,975,873	11,449,990	35,946,185	2,432,677	16,911,647
Securities lending income	—	142,774	—	—	—	—
Foreign tax withheld	—	(1,742,704)	(80,005)	(125,776)	—	(7,790)
	68,781,109	14,375,943	11,370,013	35,820,568	2,432,677	16,903,870

Expenses:
Management fees	13,283,425	4,205,043	13,340,894	10,371,924	6,449,430	5,036,325
Distribution expenses — Class A	63,498	16,231	69,392	51,606	11,651	7,305
Distribution expenses — Class C	884,365	191,963	782,746	603,256	135,023	88,836
Dividend disbursing and transfer agent fees
and expenses	4,839,448	1,031,659	3,558,245	2,928,180	1,161,540	987,331
Administration expenses	1,389,787	293,976	1,020,029	838,907	330,476	280,601
Accounting fees	583,570	152,667	436,359	365,476	166,864	147,342
Reports and statements to shareholders
expenses	356,771	7,508	245,874	170,062	76,538	80,949
Trustees’ fees and expenses	308,941	62,039	221,056	170,707	69,452	56,651
Professional fees	214,489	67,314	164,849	124,661	75,348	60,855
Pricing fees	187,330	45,884	3,407	2,209	21,608	3,085
Custodian fees	122,581	235,657	52,423	33,779	22,455	7,176
Interest expense	113,994	—	—	—	—	—
Registration fees	89,703	53,873	68,846	69,616	51,544	55,581
Insurance fees	53,635	10,839	37,299	32,620	12,182	10,609
Tax services	5,867	19,570	1,128	344	726	694
Other	38,356	15,110	27,261	24,708	15,447	17,178
	22,535,760	6,409,333	20,029,808	15,788,055	8,600,284	6,840,518
Less expenses waived	—	(51,694)	—	—	(144,088)	(67,001)
Less expenses paid indirectly	(740)	(675)	(838)	(828)	(807)	(809)
Total operating expenses	22,535,020	6,356,964	20,028,970	15,787,227	8,455,389	6,772,708
Net Investment Income (Loss)	46,246,089	8,018,979	(8,658,957)	20,033,341	(6,022,712)	10,131,162

Statements of operations
Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$67,812,744	$24,046,145	$307,821,800	$72,806,107	$217,906,476	$46,112,806
Foreign currencies	739,133	1,810,369	2,699	(20,300)	—	—
Foreign currency exchange contracts	(3,752,048)	(822,221)	16,732	(501)	—	—
Futures contracts	(1,501,096)	—	—	—	—	—
Options written	134,077	—	—	—	—	—
Options purchased	(2,432)	—	—	—	—	—
Swap contracts	(1,295,590)	—	—	—	—	—
Net realized gain	62,134,788	25,034,293	307,841,231	72,785,306	217,906,476	46,112,806

Net change in unrealized appreciation
(depreciation) of:
Investments	18,262,177	213,224,208	528,955,918	562,229,440	224,979,499	279,835,046
Foreign currencies	139,515	83,349	(4,742)	3,325	—	—
Foreign currency exchange contracts	2,389,763	791	3,550	—	—	—
Futures contracts	(3,742,026)	—	—	—	—	—
Options purchased	130,317	—	—	—	—	—
Options written	29,699	—	—	—	—	—
Swap contracts	4,795,961	—	—	—	—	—
Net change in unrealized appreciation
(depreciation)	22,005,406	213,308,348	528,954,726	562,232,765	224,979,499	279,835,046
Net Realized and Unrealized Gain	84,140,194	238,342,641	836,795,957	635,018,071	442,885,975	325,947,852
Net Increase in Net Assets Resulting
from Operations	$130,386,283	$246,361,620	$828,137,000	$655,051,412	$436,863,263	$336,079,014

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Optimum Fund Trust

	Optimum		Optimum
	Fixed Income		International
	Fund		Fund
	Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$46,246,089	$57,371,981	$8,018,979	$9,945,342
Net realized gain	62,134,788	85,601,229	25,034,293	6,990,042
Net change in unrealized appreciation (depreciation)	22,005,406	(13,190,042)	213,308,348	(121,070,513)
Net increase (decrease) in net assets resulting from operations	130,386,283	129,783,168	246,361,620	(104,135,129)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,182,087)	(729,200)	(139,401)	(129,231)
Class C	(3,495,380)	(1,874,420)	(288,872)	(242,141)
Institutional Class	(127,667,475)	(74,081,149)	(12,652,253)	(11,340,289)
	(132,344,942)	(76,684,769)	(13,080,526)	(11,711,661)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,166,663	964,454	521,008	365,421
Class C	6,494,263	4,145,725	1,512,024	950,756
Institutional Class	596,611,343	400,165,847	344,491,714	78,228,473

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,181,575	728,902	139,195	128,801
Class C	3,488,865	1,872,172	288,146	241,693
Institutional Class	127,196,433	73,976,714	12,637,812	11,327,444
	737,139,142	481,853,814	359,589,899	91,242,588
Capital Share Transactions:
Cost of shares redeemed:
Class A	(4,154,651)	(4,124,455)	(1,059,088)	(1,277,785)
Class C	(10,267,325)	(14,614,057)	(2,734,121)	(3,722,127)
Institutional Class	(375,098,517)	(395,449,735)	(84,611,754)	(97,166,739)
	(389,520,493)	(414,188,247)	(88,404,963)	(102,166,651)
Increase (decrease) in net assets derived from capital share
transactions	347,618,649	67,665,567	271,184,936	(10,924,063)
Net Increase (Decrease) in Net Assets	345,659,990	120,763,966	504,466,030	(126,770,853)

Net Assets:
Beginning of year	2,489,584,082	2,368,820,116	427,191,738	553,962,591
End of year	$2,835,244,072	$2,489,584,082	$931,657,768	$427,191,738

Statements of changes in net assets
Optimum Fund Trust

	Optimum		Optimum
	Large Cap		Large Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(8,658,957)	$(3,099,534)	$20,033,341	$22,771,277
Net realized gain	307,841,231	112,006,615	72,785,306	30,650,070
Net change in unrealized appreciation (depreciation)	528,954,726	(161,142,853)	562,232,765	(265,765,729)
Net increase (decrease) in net assets resulting from operations	828,137,000	(52,235,772)	655,051,412	(212,344,382)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,330,191)	(894,659)	(227,116)	(580,399)
Class C	(8,141,363)	(3,088,118)	(325,729)	(1,222,359)
Institutional Class	(145,275,414)	(49,312,858)	(20,704,214)	(44,171,546)
	(155,746,968)	(53,295,635)	(21,257,059)	(45,974,304)

Capital Share Transactions:
Proceeds from shares sold:
Class A	529,522	484,165	1,374,919	553,769
Class C	913,806	696,294	3,507,516	1,257,878
Institutional Class	237,257,735	205,139,697	285,934,921	217,968,202

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,329,081	894,314	227,019	580,160
Class C	8,119,104	3,081,679	324,729	1,219,320
Institutional Class	144,795,123	49,223,354	20,646,682	44,100,170
	393,944,371	259,519,503	312,015,786	265,679,499
Capital Share Transactions:
Cost of shares redeemed:
Class A	(7,068,584)	(7,135,138)	(3,159,329)	(4,477,827)
Class C	(18,345,652)	(18,250,705)	(7,822,979)	(12,256,335)
Institutional Class	(587,462,462)	(326,372,554)	(401,061,413)	(273,883,143)
	(612,876,698)	(351,758,397)	(412,043,721)	(290,617,305)
Decrease in net assets derived from capital share transactions	(218,932,327)	(92,238,894)	(100,027,935)	(24,937,806)
Net Increase (Decrease) in Net Assets	453,457,705	(197,770,301)	533,766,418	(283,256,492)

Net Assets:
Beginning of year	1,478,396,552	1,676,166,853	1,284,623,661	1,567,880,153
End of year	$1,931,854,257	$1,478,396,552	$1,818,390,079	$1,284,623,661

	Optimum		Optimum
	Small-Mid Cap		Small-Mid Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,022,712)	$(4,581,761)	$10,131,162	$5,438,299
Net realized gain (loss)	217,906,476	55,801,297	46,112,806	(1,337,248)
Net change in unrealized appreciation (depreciation)	224,979,499	(132,276,278)	279,835,046	(155,870,859)
Net increase (decrease) in net assets resulting from operations	436,863,263	(81,056,742)	336,079,014	(151,769,808)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(794,941)	(409,951)	(134,611)	(88,053)
Class C	(2,933,106)	(1,452,655)	(421,984)	(243,686)
Institutional Class	(95,066,679)	(44,812,148)	(23,951,424)	(16,364,520)
	(98,794,726)	(46,674,754)	(24,508,019)	(16,696,259)

Capital Share Transactions:
Proceeds from shares sold:
Class A	92,640	108,914	520,361	152,875
Class C	157,088	136,873	1,367,421	520,687
Institutional Class	156,669,492	76,485,837	128,890,149	92,797,943

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	793,823	409,440	134,484	87,962
Class C	2,929,999	1,451,859	420,931	243,369
Institutional Class	94,747,412	44,772,511	23,930,685	16,347,235
	255,390,454	123,365,434	155,264,031	110,150,071
Capital Share Transactions:
Cost of shares redeemed:
Class A	(1,566,133)	(1,029,204)	(540,067)	(669,099)
Class C	(4,487,246)	(2,393,796)	(1,519,315)	(1,527,614)
Institutional Class	(249,624,233)	(86,251,169)	(122,727,590)	(84,406,655)
	(255,677,612)	(89,674,169)	(124,786,972)	(86,603,368)
Increase (decrease) in net assets derived from capital share
transactions	(287,158)	33,691,265	30,477,059	23,546,703
Net Increase (Decrease) in Net Assets	337,781,379	(94,040,231)	342,048,054	(144,919,364)

Net Assets:
Beginning of year	418,734,251	512,774,482	374,668,330	519,587,694
End of year	$756,515,630	$418,734,251	$716,716,384	$374,668,330

Financial highlights
Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.67	$9.46	$9.35	$9.39	$9.37

Income (loss) from investment operations:
Net investment income[1]	0.15	0.21	0.23	0.22	0.20
Net realized and unrealized gain (loss)	0.37	0.29	0.08	(0.05)	—	[2]
Total from investment operations	0.52	0.50	0.31	0.17	0.20

Less dividends and distributions from:
Net investment income	(0.15)	(0.23)	(0.20)	(0.21)	(0.18)
Net realized gain	(0.34)	(0.06)	—	—	—
Total dividends and distributions	(0.49)	(0.29)	(0.20)	(0.21)	(0.18)

Net asset value, end of period	$9.70	$9.67	$9.46	$9.35	$9.39

Total return[3]	5.21%	5.24% [4]	3.37%	1.81%	2.03%	[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,142	$24,827	$26,613	$30,150	$33,838
Ratio of expenses to average net assets[6]	1.06%	1.07%	1.08%	1.10%	1.17%
Ratio of expenses to average net assets prior to fees waived[6]	1.06%	1.07%	1.08%	1.10%	1.18%
Ratio of net investment income to average net assets	1.52%	2.11%	2.43%	2.29%	2.12%
Ratio of net investment income to average net assets prior to
fees waived	1.52%	2.11%	2.43%	2.29%	2.11%
Portfolio turnover	217% [7]	361% [7]	453%	403%	419%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.67	$9.45	$9.34	$9.38	$9.37

Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.16	0.15	0.13
Net realized and unrealized gain (loss)	0.35	0.30	0.07	(0.05)	(0.01)
Total from investment operations	0.43	0.43	0.23	0.10	0.12

Less dividends and distributions from:
Net investment income	(0.07)	(0.15)	(0.12)	(0.14)	(0.11)
Net realized gain	(0.34)	(0.06)	—	—	—
Total dividends and distributions	(0.41)	(0.21)	(0.12)	(0.14)	(0.11)

Net asset value, end of period	$9.69	$9.67	$9.45	$9.34	$9.38

Total return[2]	4.30%	4.55% [3]	2.52%	1.06%	1.27% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,821	$85,853	$92,295	$105,194	$124,024
Ratio of expenses to average net assets[5]	1.81%	1.82%	1.83%	1.85%	1.92%
Ratio of expenses to average net assets prior to fees waived[5]	1.81%	1.82%	1.83%	1.85%	1.93%
Ratio of net investment income to average net assets	0.77%	1.36%	1.68%	1.54%	1.37%
Ratio of net investment income to average net assets
prior to fees waived	0.77%	1.36%	1.68%	1.54%	1.36%
Portfolio turnover	217% [6]	361% [6]	453%	403%	419%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.66	$9.45	$9.34	$9.39	$9.37

Income (loss) from investment operations:
Net investment income[1]	0.18	0.23	0.25	0.24	0.23
Net realized and unrealized gain (loss)	0.36	0.29	0.08	(0.05)	(0.01)
Total from investment operations	0.54	0.52	0.33	0.19	0.22

Less dividends and distributions from:
Net investment income	(0.18)	(0.25)	(0.22)	(0.24)	(0.20)
Net realized gain	(0.34)	(0.06)	—	—	—
Total dividends and distributions	(0.52)	(0.31)	(0.22)	(0.24)	(0.20)

Net asset value, end of period	$9.68	$9.66	$9.45	$9.34	$9.39

Total return[2]	5.37%	5.52% [3]	3.65%	1.96%	2.40% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,725,281	$2,378,904	$2,249,912	$1,882,394	$1,725,289
Ratio of expenses to average net assets[5]	0.81%	0.82%	0.83%	0.85%	0.92%
Ratio of expenses to average net assets prior to fees waived[5]	0.81%	0.82%	0.83%	0.85%	0.93%
Ratio of net investment income to average net assets	1.77%	2.36%	2.68%	2.54%	2.37%
Ratio of net investment income to average net assets prior to
fees waived	1.77%	2.36%	2.68%	2.54%	2.36%
Portfolio turnover	217% [6]	361% [6]	453%	403%	419%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20		3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.93	$12.59		$14.42	$12.27	$10.95

Income (loss) from investment operations:
Net investment income[1]	0.16	0.20		0.17	0.12	0.11
Net realized and unrealized gain (loss)	5.59	(2.61)		(1.00)	2.29	1.31
Total from investment operations	5.75	(2.41)		(0.83)	2.41	1.42

Less dividends and distributions from:
Net investment income	(0.12)	(0.21)		(0.18)	(0.11)	(0.10)
Net realized gain	(0.16)	(0.04)		(0.82)	(0.15)	—
Total dividends and distributions	(0.28)	(0.25)		(1.00)	(0.26)	(0.10)

Net asset value, end of period	$15.40	$9.93		$12.59	$14.42	$12.27

Total return[2]	58.20% [3]	(19.62%	)[3]	(5.33% )	19.74% [3]	13.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,494	$5,121		$7,275	$8,704	$8,680
Ratio of expenses to average net assets[4]	1.34%	1.37%		1.37%	1.36%	1.48%
Ratio of expenses to average net assets prior to fees waived[4]	1.35%	1.39%		1.37%	1.36%	1.48%
Ratio of net investment income to average net assets	1.21%	1.62%		1.30%	0.90%	0.93%
Ratio of net investment income to average net assets prior to
fees waived	1.20%	1.60%		1.30%	0.90%	0.93%
Portfolio turnover	71%	51%		63%	52%	68%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20		3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.68	$12.27		$14.06	$11.98	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.06	0.11		0.07	0.02	0.02
Net realized and unrealized gain (loss)	5.43	(2.54)		(0.98)	2.23	1.30
Total from investment operations	5.49	(2.43)		(0.91)	2.25	1.32

Less dividends and distributions from:
Net investment income	(0.03)	(0.12)		(0.06)	(0.02)	(0.03)
Net realized gain	(0.16)	(0.04)		(0.82)	(0.15)	—
Total dividends and distributions	(0.19)	(0.16)		(0.88)	(0.17)	(0.03)

Net asset value, end of period	$14.98	$9.68		$12.27	$14.06	$11.98

Total return[2]	56.92% [3]	(20.16%	)[3]	(6.07% )	18.82% [3]	12.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,367	$15,138		$21,763	$28,046	$29,544
Ratio of expenses to average net assets[4]	2.09%	2.12%		2.12%	2.11%	2.23%
Ratio of expenses to average net assets prior to fees waived[4]	2.10%	2.14%		2.12%	2.11%	2.23%
Ratio of net investment income to average net assets	0.46%	0.87%		0.55%	0.15%	0.18%
Ratio of net investment income to average net assets
prior to fees waived	0.45%	0.85%		0.55%	0.15%	0.18%
Portfolio turnover	71%	51%		63%	52%	68%
[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20		3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.00	$12.68		$14.52	$12.35	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.19	0.24		0.21	0.16	0.14
Net realized and unrealized gain (loss)	5.64	(2.63)		(1.02)	2.31	1.32
Total from investment operations	5.83	(2.39)		(0.81)	2.47	1.46

Less dividends and distributions from:
Net investment income	(0.15)	(0.25)		(0.21)	(0.15)	(0.13)
Net realized gain	(0.16)	(0.04)		(0.82)	(0.15)	—
Total dividends and distributions	(0.31)	(0.29)		(1.03)	(0.30)	(0.13)

Net asset value, end of period	$15.52	$10.00		$12.68	$14.52	$12.35

Total return[2]	58.64% [3]	(19.44%	)[3]	(5.09% )	20.05% [3]	13.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$901,797	$406,933		$524,925	$629,934	$525,431
Ratio of expenses to average net assets[4]	1.09%	1.12%		1.12%	1.11%	1.23%
Ratio of expenses to average net assets prior to fees waived[4]	1.10%	1.14%		1.12%	1.11%	1.23%
Ratio of net investment income to average net assets	1.46%	1.87%		1.55%	1.15%	1.18%
Ratio of net investment income to average net assets prior to
fees waived	1.45%	1.85%		1.55%	1.15%	1.18%
Portfolio turnover	71%	51%		63%	52%	68%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18		3/31/17
Net asset value, beginning of period	$15.51	$16.70	$17.22	$16.84		$14.97

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.07)	(0.03)	(0.06)		(0.06)
Net realized and unrealized gain (loss)	9.03	(0.53)	1.82	3.70		2.52
Total from investment operations	8.89	(0.60)	1.79	3.64		2.46

Less dividends and distributions from:
Net realized gain	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)
Total dividends and distributions	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)

Net asset value, end of period	$22.49	$15.51	$16.70	$17.22		$16.84

Total return[2]	57.75%	(4.03% )	11.60%	22.17%	[3]	16.83%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,906	$22,363	$29,605	$32,254		$32,215
Ratio of expenses to average net assets[4]	1.23%	1.24%	1.25%	1.26%		1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.24%	1.25%	1.26%		1.38%
Ratio of net investment loss to average net assets	(0.65% )	(0.38% )	(0.19% )	(0.31%	)	(0.35%	)
Ratio of net investment loss to average net assets prior to fees
waived	(0.65% )	(0.38% )	(0.19% )	(0.31%	)	(0.38%	)
Portfolio turnover	27%	29%	25%	77%	[5]	52%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18		3/31/17
Net asset value, beginning of period	$12.52	$13.68	$14.62	$14.81		$13.34

Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.16)	(0.14)	(0.17)		(0.15)
Net realized and unrealized gain (loss)	7.26	(0.41)	1.51	3.24		2.21
Total from investment operations	7.02	(0.57)	1.37	3.07		2.06

Less dividends and distributions from:
Net realized gain	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)
Total dividends and distributions	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)

Net asset value, end of period	$17.63	$12.52	$13.68	$14.62		$14.81

Total return[2]	56.56%	(4.71% )	10.74%	21.30%	[3]	15.88%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,209	$63,237	$83,010	$97,658		$105,082
Ratio of expenses to average net assets[4]	1.98%	1.99%	2.00%	2.01%		2.10%
Ratio of expenses to average net assets prior to fees waived[4]	1.98%	1.99%	2.00%	2.01%		2.13%
Ratio of net investment loss to average net assets	(1.40% )	(1.13% )	(0.94% )	(1.06%	)	(1.10%	)
Ratio of net investment loss to average net assets prior to fees
waived	(1.40% )	(1.13% )	(0.94% )	(1.06%	)	(1.13%	)
Portfolio turnover	27%	29%	25%	77%	[5]	52%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18		3/31/17
Net asset value, beginning of period	$16.93	$18.13	$18.46	$17.81		$15.76

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.02)	0.01	(0.01)		(0.02)
Net realized and unrealized gain (loss)	9.86	(0.59)	1.97	3.92		2.66
Total from investment operations	9.77	(0.61)	1.98	3.91		2.64

Less dividends and distributions from:
Net realized gain	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)
Total dividends and distributions	(1.91)	(0.59)	(2.31)	(3.26)		(0.59)

Net asset value, end of period	$24.79	$16.93	$18.13	$18.46		$17.81

Total return[2]	58.11%	(3.77% )	11.86%	22.50%	[3]	17.14%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,824,739	$1,392,797	$1,563,552	$1,610,343		$1,348,419
Ratio of expenses to average net assets[4]	0.98%	0.99%	1.00%	1.01%		1.10%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.99%	1.00%	1.01%		1.13%
Ratio of net investment income (loss) to average net assets	(0.40% )	(0.13% )	0.06%	(0.06%	)	(0.10%	)
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.40% )	(0.13% )	0.06%	(0.06%	)	(0.13%	)
Portfolio turnover	27%	29%	25%	77%	[5]	52%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$13.22	$15.83	$15.89	$15.42	$15.13

Income (loss) from investment operations:
Net investment income[1]	0.17	0.20	0.19	0.17	0.17
Net realized and unrealized gain (loss)	6.52	(2.37)	0.38	1.19	2.04
Total from investment operations	6.69	(2.17)	0.57	1.36	2.21

Less dividends and distributions from:
Net investment income	(0.10)	(0.20)	(0.18)	(0.16)	(0.18)
Net realized gain	(0.09)	(0.24)	(0.45)	(0.73)	(1.74)
Total dividends and distributions	(0.19)	(0.44)	(0.63)	(0.89)	(1.92)

Net asset value, end of period	$19.72	$13.22	$15.83	$15.89	$15.42

Total return[2]	50.73%	(14.37% )	3.79%	8.68%	14.99% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,730	$17,123	$23,742	$26,448	$28,739
Ratio of expenses to average net assets[4]	1.19%	1.20%	1.20%	1.21%	1.33%
Ratio of expenses to average net assets prior to fees waived[4]	1.19%	1.20%	1.20%	1.21%	1.34%
Ratio of net investment income to average net assets	1.04%	1.19%	1.23%	1.05%	1.06%
Ratio of net investment income to average net assets prior to
fees waived	1.04%	1.19%	1.23%	1.05%	1.05%
Portfolio turnover	20%	23%	22%	25%	82% [5]

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$13.06	$15.65	$15.69	$15.25	$14.99

Income (loss) from investment operations:
Net investment income[1]	0.05	0.07	0.07	0.05	0.05
Net realized and unrealized gain (loss)	6.42	(2.35)	0.38	1.17	2.01
Total from investment operations	6.47	(2.28)	0.45	1.22	2.06

Less dividends and distributions from:
Net investment income	—	(0.07)	(0.04)	(0.05)	(0.06)
Net realized gain	(0.09)	(0.24)	(0.45)	(0.73)	(1.74)
Total dividends and distributions	(0.09)	(0.31)	(0.49)	(0.78)	(1.80)

Net asset value, end of period	$19.44	$13.06	$15.65	$15.69	$15.25

Total return[2]	49.61%	(15.04% )	3.05%	7.82%	14.13% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,778	$50,036	$69,415	$82,610	$95,495
Ratio of expenses to average net assets[4]	1.94%	1.95%	1.95%	1.96%	2.08%
Ratio of expenses to average net assets prior to fees waived[4]	1.94%	1.95%	1.95%	1.96%	2.09%
Ratio of net investment income to average net assets	0.29%	0.44%	0.48%	0.30%	0.31%
Ratio of net investment income to average net assets
prior to fees waived	0.29%	0.44%	0.48%	0.30%	0.30%
Portfolio turnover	20%	23%	22%	25%	82% [5]

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$13.25	$15.87	$15.93	$15.46	$15.16

Income (loss) from investment operations:
Net investment income[1]	0.21	0.24	0.23	0.21	0.20
Net realized and unrealized gain (loss)	6.54	(2.38)	0.38	1.19	2.06
Total from investment operations	6.75	(2.14)	0.61	1.40	2.26

Less dividends and distributions from:
Net investment income	(0.14)	(0.24)	(0.22)	(0.20)	(0.22)
Net realized gain	(0.09)	(0.24)	(0.45)	(0.73)	(1.74)
Total dividends and distributions	(0.23)	(0.48)	(0.67)	(0.93)	(1.96)

Net asset value, end of period	$19.77	$13.25	$15.87	$15.93	$15.46

Total return[2]	51.11%	(14.19% )	4.08%	8.90%	15.30% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,724,882	$1,217,465	$1,474,723	$1,372,505	$1,217,722
Ratio of expenses to average net assets[4]	0.94%	0.95%	0.95%	0.96%	1.08%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	0.95%	0.95%	0.96%	1.09%
Ratio of net investment income to average net assets	1.29%	1.44%	1.48%	1.30%	1.31%
Ratio of net investment income to average net assets prior to
fees waived	1.29%	1.44%	1.48%	1.30%	1.30%
Portfolio turnover	20%	23%	22%	25%	82% [5]

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.17	$13.43	$15.51	$13.31	$10.95

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.15)	(0.17)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	10.98	(1.77)	1.20	3.03	2.50
Total from investment operations	10.80	(1.92)	1.03	2.87	2.36

Less dividends and distributions from:
Net realized gain	(2.92)	(1.34)	(3.11)	(0.67)	—
Total dividends and distributions	(2.92)	(1.34)	(3.11)	(0.67)	—

Net asset value, end of period	$18.05	$10.17	$13.43	$15.51	$13.31

Total return[2]	109.54%	(16.32% )	8.69%	21.88%	21.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,016	$3,241	$4,788	$5,414	$5,293
Ratio of expenses to average net assets[3]	1.56%	1.54%	1.54%	1.55%	1.58%
Ratio of expenses to average net assets prior to fees waived[3]	1.58%	1.63%	1.65%	1.63%	1.79%
Ratio of net investment loss to average net assets	(1.18% )	(1.11% )	(1.11% )	(1.07% )	(1.16%	)
Ratio of net investment loss to average net assets prior to fees
waived	(1.20% )	(1.20% )	(1.22% )	(1.15% )	(1.37%	)
Portfolio turnover	111%	93%	82%	89%	180%	[4]

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.02	$10.94	$13.32	$11.59	$9.61

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.20)	(0.24)	(0.23)	(0.20)
Net realized and unrealized gain (loss)	8.56	(1.38)	0.97	2.63	2.18
Total from investment operations	8.33	(1.58)	0.73	2.40	1.98

Less dividends and distributions from:
Net realized gain	(2.92)	(1.34)	(3.11)	(0.67)	—
Total dividends and distributions	(2.92)	(1.34)	(3.11)	(0.67)	—

Net asset value, end of period	$13.43	$8.02	$10.94	$13.32	$11.59

Total return[2]	108.02%	(16.95% )	7.81%	21.06%	20.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,372	$9,353	$13,510	$15,925	$16,668
Ratio of expenses to average net assets[3]	2.31%	2.29%	2.29%	2.30%	2.33%
Ratio of expenses to average net assets prior to fees waived[3]	2.33%	2.38%	2.40%	2.38%	2.54%
Ratio of net investment loss to average net assets	(1.93% )	(1.86% )	(1.86% )	(1.82% )	(1.91%	)
Ratio of net investment loss to average net assets prior to fees
waived	(1.95% )	(1.95% )	(1.97% )	(1.90% )	(2.12%	)
Portfolio turnover	111%	93%	82%	89%	180%	[4]

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.25	$14.69	$16.63	$14.19	$11.65

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.12)	(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	12.20	(1.98)	1.31	3.24	2.66
Total from investment operations	12.04	(2.10)	1.17	3.11	2.54

Less dividends and distributions from:
Net realized gain	(2.92)	(1.34)	(3.11)	(0.67)	—
Total dividends and distributions	(2.92)	(1.34)	(3.11)	(0.67)	—

Net asset value, end of period	$20.37	$11.25	$14.69	$16.63	$14.19

Total return[2]	110.06%	(16.14% )	8.97%	22.22%	21.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$737,128	$406,140	$494,476	$494,894	$420,279
Ratio of expenses to average net assets[3]	1.31%	1.29%	1.29%	1.30%	1.33%
Ratio of expenses to average net assets prior to fees waived[3]	1.33%	1.38%	1.40%	1.38%	1.54%
Ratio of net investment loss to average net assets	(0.93% )	(0.86% )	(0.86% )	(0.82% )	(0.91%	)
Ratio of net investment loss to average net assets prior to fees
waived	(0.95% )	(0.95% )	(0.97% )	(0.90% )	(1.12%	)
Portfolio turnover	111%	93%	82%	89%	180%	[4]

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.36	$12.14	$13.66	$13.77	$11.53

Income (loss) from investment operations:
Net investment income[1]	0.19	0.10	0.11	0.06	0.08
Net realized and unrealized gain (loss)	6.92	(3.50)	(0.69)	0.59	2.21
Total from investment operations	7.11	(3.40)	(0.58)	0.65	2.29

Less dividends and distributions from:
Net investment income	(0.09)	(0.11)	(0.06)	(0.07)	(0.05)
Net realized gain	(0.45)	(0.27)	(0.88)	(0.69)	—
Total dividends and distributions	(0.54)	(0.38)	(0.94)	(0.76)	(0.05)

Net asset value, end of period	$14.93	$8.36	$12.14	$13.66	$13.77

Total return[2]	86.21%	(29.10% )	(3.83% )	4.59%	19.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,765	$1,970	$3,266	$3,856	$4,279
Ratio of expenses to average net assets[3]	1.49%	1.47%	1.46%	1.48%	1.51%
Ratio of expenses to average net assets prior to fees waived[3]	1.50%	1.52%	1.54%	1.54%	1.71%
Ratio of net investment income to average net assets	1.65%	0.79%	0.87%	0.40%	0.64%
Ratio of net investment income to average net assets prior to
fees waived	1.64%	0.74%	0.79%	0.34%	0.44%
Portfolio turnover	85% [4]	33%	32%	31%	30%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$7.22	$10.54	$12.01	$12.21	$10.27

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	— [2]	0.01	(0.04)	(0.01)
Net realized and unrealized gain (loss)	5.94	(3.02)	(0.60)	0.53	1.95
Total from investment operations	6.03	(3.02)	(0.59)	0.49	1.94

Less dividends and distributions from:
Net investment income	(0.02)	(0.03)	—	—	—
Net realized gain	(0.45)	(0.27)	(0.88)	(0.69)	—
Total dividends and distributions	(0.47)	(0.30)	(0.88)	(0.69)	—

Net asset value, end of period	$12.78	$7.22	$10.54	$12.01	$12.21

Total return[3]	84.75%	(29.65% )	(4.50% )	3.85%	18.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,354	$6,042	$9,508	$12,030	$14,268
Ratio of expenses to average net assets[4]	2.24%	2.22%	2.21%	2.23%	2.26%
Ratio of expenses to average net assets prior to fees waived[4]	2.25%	2.27%	2.29%	2.29%	2.46%
Ratio of net investment income (loss) to average net assets	0.90%	0.04%	0.12%	(0.35% )	(0.11%	)
Ratio of net investment income (loss) to average net assets prior
to fees waived	0.89%	(0.01% )	0.04%	(0.41% )	(0.31%	)
Portfolio turnover	85% [5]	33%	32%	31%	30%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.90	$12.90	$14.45	$14.52	$12.16

Income (loss) from investment operations:
Net investment income[1]	0.23	0.14	0.16	0.10	0.12
Net realized and unrealized gain (loss)	7.37	(3.73)	(0.73)	0.63	2.32
Total from investment operations	7.60	(3.59)	(0.57)	0.73	2.44

Less dividends and distributions from:
Net investment income	(0.11)	(0.14)	(0.10)	(0.11)	(0.08)
Net realized gain	(0.45)	(0.27)	(0.88)	(0.69)	—
Total dividends and distributions	(0.56)	(0.41)	(0.98)	(0.80)	(0.08)

Net asset value, end of period	$15.94	$8.90	$12.90	$14.45	$14.52

Total return[2]	86.63%	(28.92% )	(3.55% )	4.87%	20.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$701,597	$366,656	$506,814	$442,808	$406,327
Ratio of expenses to average net assets[3]	1.24%	1.22%	1.21%	1.23%	1.26%
Ratio of expenses to average net assets prior to fees waived[3]	1.25%	1.27%	1.29%	1.29%	1.46%
Ratio of net investment income to average net assets	1.90%	1.04%	1.12%	0.65%	0.89%
Ratio of net investment income to average net assets prior to
fees waived	1.89%	0.99%	1.04%	0.59%	0.69%
Portfolio turnover	85% [4]	33%	32%	31%	30%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Optimum Fund Trust

March 31, 2021

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or together, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2021 and for all open tax years (years ended March 31, 2018–March 31, 2020), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognize interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2021, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2021, and matured by April 5, 2021.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. During the year ended March 31, 2021, the Fund did not enter into any reverse repurchase agreements.

Short Sales — Optimum Large Cap Value Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. At March 31, 2021, there were no open short sales in the Fund.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2021, the Fund received $1,145,000 cash collateral for TBA trades, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Mortgage Dollar Rolls — Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of assets and liabilities as an asset or liability, respectively.

(continues)                    143

Notes to financial statements
Optimum Fund Trust

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2021.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2021, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Optimum Fixed Income Fund	$740
Optimum International Fund	675
Optimum Large Cap Growth Fund	838
Optimum Large Cap Value Fund	828
Optimum Small-Mid Cap Growth Fund	807
Optimum Small-Mid Cap Value Fund	809

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

(continues)	145

Notes to financial statements
Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price) and ClearBridge Investments LLC (ClearBridge); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild & Co (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management, LLC (PCM); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and effective October 22, 2020 Cardinal Capital Management LLC (Cardinal). Prior to October 22, 2020, Westwood Management Corp. was also a sub-advisor for Optimum Small-Mid Cap Value Fund.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets. These expense waivers and reimbursements may be terminated only by agreement of DMC and each Fund. These waivers and reimbursements are accrued daily and received monthly.

	Operating expense	Operating expense
	limitation as	limitation as
	a percentage	a percentage
	of average	of average
	daily net assets	daily net assets
	(per annum)	(per annum)
	for the period	for the period
Fund	July 29, 2020 – July 29, 2021	July 29, 2019 – July 28, 2020
Optimum Fixed Income Fund	0.85%	0.85%
Optimum International Fund	1.17%	1.12%
Optimum Large Cap Growth Fund	1.02%	1.02%
Optimum Large Cap Value Fund	0.97%	0.97%
Optimum Small-Mid Cap Growth Fund	1.32%	1.29%
Optimum Small-Mid Cap Value Fund	1.25%	1.22%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2021, each Fund was charged for these services as follows:

Fund	Fees
Optimum Fixed Income Fund	$178,352
Optimum International Fund	40,829
Optimum Large Cap Growth Fund	131,887
Optimum Large Cap Value Fund	109,157
Optimum Small-Mid Cap Growth Fund	45,400
Optimum Small-Mid Cap Value Fund	39,141

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

For the year ended March 31, 2021, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions
Optimum Fixed Income Fund	$13,145
Optimum International Fund	451
Optimum Large Cap Growth Fund	2,086
Optimum Large Cap Value Fund	1,750
Optimum Small-Mid Cap Growth Fund	181
Optimum Small-Mid Cap Value Fund	395

For the year ended March 31, 2021, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class C
Optimum Fixed Income Fund	$1,055
Optimum International Fund	236
Optimum Large Cap Growth Fund	425
Optimum Large Cap Value Fund	751
Optimum Small-Mid Cap Growth Fund	52
Optimum Small-Mid Cap Value Fund	83

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

(continues)	147

Notes to financial statements
Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended March 31, 2021, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Optimum Fixed Income Fund	$861,832,318	$5,415,537,271	$843,078,577	$5,672,882,000
Optimum International Fund	652,999,411	—	397,132,790	—
Optimum Large Cap Growth Fund	506,843,911	—	874,870,575	—
Optimum Large Cap Value Fund	313,224,977	—	428,661,362	—
Optimum Small-Mid Cap Growth Fund	681,120,881	—	796,420,535	—
Optimum Small-Mid Cap Value Fund	458,077,497	—	443,577,040	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate
		unrealized	unrealized	Net unrealized
	Cost of	appreciation	depreciation	appreciation
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Optimum Fixed Income Fund	$3,306,323,626	$83,678,206	$(52,136,049)	$31,542,157
Optimum International Fund	811,108,792	157,509,215	(26,598,918)	130,910,297
Optimum Large Cap Growth Fund	1,160,688,522	798,617,233	(24,941,955)	773,675,278
Optimum Large Cap Value Fund	1,247,754,520	579,856,213	(10,259,451)	569,596,762
Optimum Small-Mid Cap Growth Fund	571,205,646	197,605,220	(11,482,235)	186,122,985
Optimum Small-Mid Cap Value Fund	575,297,789	164,788,916	(23,779,657)	141,009,259

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Asset-Backed Securities	$—	$809,676	$—	$809,676
Agency Collateralized Mortgage
Obligations	—	85,141,742	—	85,141,742
Agency Commercial Mortgage-
Backed Securities	—	11,584,798	—	11,584,798
Agency Mortgage-Backed
Securities	—	652,849,494	—	652,849,494
Collateralized Debt Obligations	—	113,456,463	—	113,456,463
Common Stock	—	—	—	—
Corporate Bonds	—	970,684,924	—	970,684,924
Loan Agreements[1]	—	86,871,583	2,357,614	89,229,197
Municipal Bonds	—	17,148,888	—	17,148,888
Non-Agency Asset-Backed
Securities	—	64,964,993	—	64,964,993
Non-Agency Collateralized
Mortgage Obligations	—	55,490,838	—	55,490,838
Non-Agency Commercial
Mortgage-Backed Securities	—	123,761,224	—	123,761,224
Preferred Stock	—	672,625	—	672,625
Regional Bond	—	2,160,993	—	2,160,993
Sovereign Bonds	—	96,867,677	—	96,867,677
Supranational Banks	—	1,218,601	—	1,218,601
US Treasury Obligations	—	774,526,130	—	774,526,130
Options Purchased	—	761,116	—	761,116
Short-Term Investments[1]	121,616,240	156,494,669	—	278,110,909
Total Value of Securities Before
Options Written	$121,616,240	$3,215,466,434	$2,357,614	$3,339,440,288
Liabilities:
Options Written	(7,151)	(306,350)	—	(313,501)

(continues)	149

Notes to financial statements
Optimum Fund Trust

3. Investments (continued)

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Derivatives[2]
Assets:
Centrally Cleared Credit Default
Swaps	$—	$273,512	$—	$273,512
Centrally Cleared Interest Rate
Swaps	—	2,057,815	—	2,057,815
Futures Contracts	1,603,440	—	—	1,603,440
OTC Credit Default Swaps	—	1,002,914	—	1,002,914
Foreign Currency Exchange
Contracts	—	998,116	—	998,116
Liabilities:
Centrally Cleared Interest Rate
Swaps	$—	$(3,733,686)	$—	$(3,733,686)
Foreign Currency Exchange
Contracts	—	(309,407)	—	(309,407)
Futures Contracts	(3,144,055)	—	—	(3,144,055)
OTC Credit Default Swaps	—	(9,653)	—	(9,653)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	97.36%	2.64%	100.00%
Short-Term Investments	43.73%	56.27%	—	100.00%

[2]	Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$48,660,153	$—	$—	$48,660,153
Consumer Discretionary	128,040,499	—	—	128,040,499
Consumer Staples	31,927,604	—	271,411	32,199,015
Energy	43,851,303	—	—	43,851,303
Financials	138,585,874	—	—	138,585,874
Healthcare	113,483,798	—	—	113,483,798
Industrials	103,459,354	—	—	103,459,354
Information Technology	176,604,348	—	—	176,604,348
Materials	103,686,702	—	—	103,686,702
Real Estate	4,879,583	—	—	4,879,583
Utilities	4,162,220	—	—	4,162,220
Preferred Stock	13,678,605	—	—	13,678,605
Rights	79,986	—	—	79,986
Short-Term Investments	13,990,315	—	—	13,990,315
Securities Lending Collateral	—	16,656,607	—	16,656,607
Total Value of Securities	$925,090,344	$16,656,607	$271,411	$942,018,362

Derivatives[1]
Assets:
Foreign Currency Exchange
Contracts	$—	$1,894	$—	$1,894
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(1,167)	$—	$(1,167)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

(continues)	151

Notes to financial statements
Optimum Fund Trust

3. Investments (continued)

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$308,950,007	$—	$—	$308,950,007
Consumer Discretionary	424,334,888	—	13,547,890	437,882,778
Consumer Staples	21,894,591	—	—	21,894,591
Financials	14,840,955	—	—	14,840,955
Healthcare	226,783,135	—	—	226,783,135
Industrials	147,033,245	—	—	147,033,245
Information Technology	723,957,824	—	—	723,957,824
Materials	16,190,656	—	—	16,190,656
Real Estate	13,931,595	—	—	13,931,595
Convertible Preferred Stock	—	—	1,692,554	1,692,554
Short-Term Investments	21,206,464	—	—	21,206,464
Total Value of Securities	$1,919,123,360	$—	$15,240,444	$1,934,363,804

Derivatives[1]
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(4)	$—	$(4)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

				Optimum Large
				Cap Value Fund
				Level 1
Securities
Assets:
Common Stock				$1,784,869,830
Short-Term Investments				32,481,452
Total Value of Securities				$1,817,351,282

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$735,091,788	$—	$—	$735,091,788
Convertible Preferred Stock	—	—	1,234,838	1,234,838
Warrant	—	11,555	—	11,555
Short-Term Investments	20,990,450	—	—	20,990,450
Total Value of Securities	$756,082,238	$11,555	$1,234,838	$757,328,631

	Optimum Small-Mid Cap Value Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$29,252,090	$—	$29,252,090
Consumer Discretionary	64,972,952	—	64,972,952
Consumer Staples	34,096,313	—	34,096,313
Energy	14,436,956	—	14,436,956
Financials	145,961,619	—	145,961,619
Healthcare	34,092,440	—	34,092,440
Industrials	113,048,355	—	113,048,355
Information Technology	103,065,066	98,369	103,163,435
Materials	81,096,455	—	81,096,455
Real Estate	69,378,444	—	69,378,444
Utilities	11,834,322	—	11,834,322
Limited Partnerships	2,695,768	—	2,695,768
Short-Term Investments	12,277,899	—	12,277,899
Total Value of Securities	$716,208,679	$98,369	$716,307,048

Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2021, a portion of Optimum International Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2021, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the period. There were no Level 3 investments during the year ended March 31, 2021 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

(continues)	153

Notes to financial statements
Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2021 and 2020 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended March 31, 2021:
Optimum Fixed Income Fund	$119,848,146	$12,496,796	$132,344,942
Optimum International Fund	6,228,330	6,852,196	13,080,526
Optimum Large Cap Growth Fund	—	155,746,968	155,746,968
Optimum Large Cap Value Fund	12,631,808	8,625,251	21,257,059
Optimum Small-Mid Cap Growth Fund	38,827,917	59,966,809	98,794,726
Optimum Small-Mid Cap Value Fund	12,935,594	11,572,425	24,508,019

Year ended March 31, 2020:
Optimum Fixed Income Fund	76,684,769	—	76,684,769
Optimum International Fund	10,230,184	1,481,477	11,711,661
Optimum Large Cap Growth Fund	1,269,941	52,025,694	53,295,635
Optimum Large Cap Value Fund	23,390,255	22,584,049	45,974,304
Optimum Small-Mid Cap Growth Fund	—	46,674,754	46,674,754
Optimum Small-Mid Cap Value Fund	5,729,379	10,966,880	16,696,259

5. Components of Net Assets on a Tax Basis

As of March 31, 2021, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Shares of beneficial interest	$2,788,780,786	$771,416,997	$940,647,117
Undistributed ordinary income	13,333,431	9,960,151	36,304,860
Undistributed long-term capital gains	1,587,698	19,370,323	181,227,002
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	31,542,157	130,910,297	773,675,278
Net assets	$2,835,244,072	$931,657,768	$1,931,854,257

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Shares of beneficial interest	$1,164,786,947	$435,360,138	$544,933,481
Undistributed ordinary income	13,953,236	77,553,079	24,426,969
Undistributed long-term capital gains	70,053,134	57,479,428	6,346,675
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	569,596,762	186,122,985	141,009,259
Net assets	$1,818,390,079	$756,515,630	$716,716,384

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered PFICs, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, and partnership interest.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2021, the Funds had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year ended		Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20	3/31/21	3/31/20
Shares sold:
Class A	214,344	99,307	42,548	29,664	24,623	27,776
Class C	645,634	427,411	127,165	79,516	59,129	50,010
Institutional Class	59,553,466	41,078,600	23,034,645	6,252,880	10,104,392	10,786,020

Shares issued upon reinvestment of dividends and distributions:
Class A	118,632	75,769	9,957	9,908	107,133	50,214
Class C	349,586	194,209	21,141	19,031	475,357	213,857
Institutional Class	12,796,422	7,705,908	897,572	865,351	6,045,725	2,533,369
	73,678,084	49,581,204	24,133,028	7,256,350	16,816,359	13,661,246

Shares redeemed:
Class A	(409,360)	(422,469)	(81,487)	(101,947)	(332,565)	(409,222)
Class C	(1,018,927)	(1,506,687)	(219,798)	(307,757)	(1,092,060)	(1,279,915)
Institutional Class	(37,110,081)	(40,696,765)	(6,500,763)	(7,847,584)	(24,816,099)	(17,288,342)
	(38,538,368)	(42,625,921)	(6,802,048)	(8,257,288)	(26,240,724)	(18,977,479)
Net increase (decrease)	35,139,716	6,955,283	17,330,980	(1,000,938)	(9,424,365)	(5,316,233)

(continues)                    155

Notes to financial statements
Optimum Fund Trust

6. Capital Shares (continued)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year ended		Year ended		Year ended
	3/31/21	3/31/20	3/31/21	3/31/20	3/31/21	3/31/20
Shares sold:
Class A	84,485	34,211	5,922	8,470	51,196	14,917
Class C	219,348	80,064	15,837	13,386	159,035	59,504
Institutional Class	16,814,763	13,269,139	8,228,182	5,366,655	10,278,203	7,472,621

Shares issued upon reinvestment of dividends and distributions:
Class A	12,892	33,400	49,092	32,188	10,785	6,835
Class C	18,663	70,891	242,952	144,464	39,339	21,846
Institutional Class	1,170,447	2,534,493	5,194,485	3,184,389	1,799,300	1,194,101
	18,320,598	16,022,198	13,736,470	8,749,552	12,337,858	8,769,824

Shares redeemed:
Class A	(189,771)	(271,716)	(95,622)	(78,586)	(45,527)	(54,972)
Class C	(480,996)	(755,122)	(354,223)	(226,952)	(147,145)	(146,488)
Institutional Class	(22,650,816)	(16,840,601)	(13,320,837)	(6,132,923)	(9,272,923)	(6,741,374)
	(23,321,583)	(17,867,439)	(13,770,682)	(6,438,461)	(9,465,595)	(6,942,834)
Net increase (decrease)	(5,000,985)	(1,845,241)	(34,212)	2,311,091	2,872,263	1,826,990

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the “Statements of changes in net assets.” For the years ended March 31, 2021 and 2020 each Fund had the following exchange transactions.

	Exchange Redemptions		Exchange Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Optimum Fixed Income Fund
Year ended
3/31/21	—	3,186	3,174	$32,437
Year ended
3/31/20	8,125	3,062	11,192	108,165

Optimum International Fund
Year ended
3/31/21	620	2,101	2,642	31,911
Year ended
3/31/20	4,408	132	4,503	58,108

	Exchange
	Redemptions		Exchange Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Optimum Large Cap Growth Fund
Year ended
3/31/21	1,661	7,430	6,993	$155,238
Year ended
3/31/20	14,729	318	13,776	263,452

Optimum Large Cap Value Fund
Year ended
3/31/21	1,559	2,273	3,783	60,996
Year ended
3/31/20	12,545	266	12,777	213,257

Optimum Small-Mid Cap Growth Fund
Year ended
3/31/21	272	200	386	6,215
Year ended
3/31/20	1,993	56	1,861	27,404

Optimum Small-Mid Cap Value Fund
Year ended
3/31/21	338	470	697	8,045
Year ended
3/31/20	1,120	130	1,160	15,190
7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

During the year ended March 31, 2021, Optimum Fixed Income Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

(continues)                    157

Notes to financial statements
Optimum Fund Trust

7. Derivatives (continued)

During the year ended March 31, 2021, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Optimum International Fund also used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $2,068,719 and $328,000 cash collateral as margin for open futures contracts. Securities collateral are presented on the “Schedules of investments.”

During the year ended March 31, 2021, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2021, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2021, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2021, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2021, the notional value of the protection sold was EUR20,300,000 and USD42,500,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2021, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2021, net unrealized appreciation of the protection sold was $1,268,431.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

(continues)                    159

Notes to financial statements
Optimum Fund Trust

7. Derivatives (continued)

During the year ended March 31, 2021, Optimum Fixed Income Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2021, for bilateral derivative contracts, Optimum Fixed Income Fund posted $2,423,571 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $7,548,765 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. At March 31, 2021, for bilateral derivative contracts, the Fund received $3,756,000 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” Cash collateral is included on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2021 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$998,116	$—	$—	$998,116
Variation margin due from broker on futures contracts*	88,666	1,514,774	—	1,603,440
Variation margin due from brokers on centrally cleared credit
default swap contracts*	—	—	273,512	273,512
Variation margin due from brokers on centrally cleared interest
rate swap contracts*	—	2,057,815	—	2,057,815
Unrealized appreciation on over the counter credit default swap
contracts	—	—	1,002,914	1,002,914
Total	$1,086,782	$3,572,589	$1,276,426	$5,935,797

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(309,407)	$—	$—	$(309,407)
Variation margin due from broker on futures contracts*	—	(3,144,055)	—	(3,144,055)
Variation margin due to brokers on centrally cleared interest rate
swap contracts*	—	(3,733,686)	—	(3,733,686)
Unrealized depreciation on over the counter credit default swap
contracts	—	—	(9,653)	(9,653)
Total	$(309,407)	$(6,877,741)	$(9,653)	$7,196,801

*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared swap contracts from the date the contracts were opened through March 31, 2021. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statement of operations” for the year ended March 31, 2021 was as follows:

	Optimum Fixed Income Fund
	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$(3,752,048)	$—	$—	$3,765	$104,525	$(3,643,758)
Interest rate
contracts	—	(1,506,586)	(2,432)	71,172	(1,327,975)	(2,765,821)
Equity
contracts	—	5,490	—	—	—	5,490
Credit
contracts	—	—	—	59,140	(72,140)	(13,000)
Total	$(3,752,048)	$(1,501,096)	$(2,432)	$134,077	$(1,295,590)	$(6,417,089)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$2,389,763	$833,018	$—	$(97)	$—	$3,222,684
Interest rate
contracts	—	(4,570,514)	—	(42,900)	2,188,205	(2,425,209)
Equity
contracts	—	(4,530)	—	21,244	—	16,714
Credit
contracts	—	—	130,317	51,452	2,607,756	2,789,525
Total	$2,389,763	$(3,742,026)	$130,317	$29,699	$4,795,961	$3,603,714

During the year ended March 31, 2021, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

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Notes to financial statements
Optimum Fund Trust

7. Derivatives (continued)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2021:

	Long Derivative Volume
	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts
(average notional value)	USD	$13,983,483	USD	$1,488,242	USD	56,481	USD	9,051
Futures contracts (average notional
value)		173,444,569		—		—		—
Options contracts (average notional
value)*		30,377		—		—		—
CDS contracts (average notional
value)**	EUR	12,944,444		—		—		—
	USD	14,771,496		—		—		—
Interest rate swap contracts (average
notional value)***	BRL	426,142,460		—		—		—
	CAD	43,600,000		—		—		—
	GBP	5,141,270		—		—		—
	MXN	28,769,841		—		—		—
	USD	5,599,939		—		—		—

	Short Derivative Volume
	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts
(average notional value)	USD	55,396,273	USD	657,539	USD	41,044	USD	24,546
Futures contracts (average notional
value)		141,902,286		—		—		—
Options contracts (average notional
value)*		63,659		—		—		—
CDS contracts (average notional
value)**	EUR	4,165,873		—		—		—
	USD	$65,027,313		—		—		—
Interest rate swap contracts (average
notional value)***	BRL	101,191,667		—		—		—
	GBP	39,579,365		—		—		—
	USD	100,855,952		—		—		—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.
***	Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2021, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Optimum Fixed Income Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of America Merrill Lynch	$79,957	$(167,477)	$(87,520)
BNP Paribas	477,449	(112,060)	365,389
Citigroup	215,433	(29,364)	186,069
Deutsche Bank	967,390	—	967,390
Goldman Sachs	17,865	—	17,865
JPMorgan Chase Bank	294,388	(10,159)	284,229
Morgan Stanley Capital International	107,716	(23,095)	84,621
Total	$2,160,198	$(342,155)	$1,818,043

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$(87,520)	$—	$—	$—	$—	$(87,520)
BNP Paribas	365,389	—	(365,389)	—	—	—
Citigroup	186,069	—	(150,000)	—	—	36,069
Deutsche Bank	967,390	—	(180,000)	—	—	787,390
Goldman Sachs	17,865	—	—	—	—	17,865
JPMorgan Chase Bank	284,229	—	(284,229)	—	—	—
Morgan Stanley Capital
International	84,621	—	(84,621)	—	—	—
Total	$1,818,043	$—	$(1,064,239)	$—	$—	$753,804

Optimum International Fund
Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
Brown Brothers Harriman				$1,894	$(1,167)	$727

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Brown Brothers Harriman	$727	$—	$—	$—	$—	$727

Optimum Large Cap Growth Fund
Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
Bank of New York Mellon				$—	$(4)	$(4)

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Notes to financial statements
Optimum Fund Trust

8. Offsetting (continued)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$(4)	$—	$—	$—	$—	$(4)

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2021, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Optimum Fixed Income Fund
Fair Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral	Net Collateral	Net
Counterparty	Agreements	Received(a)	Received	Received	Exposure(b)
JPMorgan Chase Bank	$110,300,000	$(110,300,000)	$—	$(110,300,000)	$—

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (See also Note 9).

As of March 31, 2021, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received(a)	Received	Received	Net Exposure(b)
Bank of New York Mellon	$29,141,339	$(15,786,100)	$(13,355,239)	$(29,141,339)	$—

(a)	The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and securities lending transactions as of March 31, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended March 31, 2021, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021 for Optimum International Fund:

	Overnight		Between
	and	Under	30 &	Over
Securities Lending Transactions	continuous	30 days	90 days	90 Days	Total
Certificates of Deposit and Repurchase Agreements	$16,656,607	$—	$—	$—	$16,656,607
US Government Debt (Treasury Bills, Notes, and Bonds)	13,355,239	—	—	—	13,355,239

At March 31, 2021, the value of securities on loan for Optimum International Fund was $29,141,339, for which the Fund received cash collateral of $16,655,539 and non-cash collateral with a fair value of $13,355,239. At March 31, 2021, the value of invested collateral was $16,656,607. Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

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Notes to financial statements
Optimum Fund Trust

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invests will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs” ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2021. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and 4(a)(2) have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

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Notes to financial statements
Optimum Fund Trust

12. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust is seeking to recover such amounts arguing that the Fund is an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based upon available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $1,385,788 and an asset of $415,736 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by DMC and distributed by DDLP. DMC and DDLP are also the investment manager and distributor, respectively, of the Optimum Fund Trust.

Effective April 28, 2021, Baillie Gifford Overseas Limited replaced EARNEST Partners LLC as a sub-advisor for the Optimum International Fund.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2021, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 20, 2021

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information
(Unaudited)
Optimum Fund Trust

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2021, the Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	9.44%	90.56%	100.00%	—
Optimum International Fund	52.38%	47.62%	100.00%	—
Optimum Large Cap Growth Fund	100.00%	—	100.00%	—
Optimum Large Cap Value Fund	40.58%	59.42%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	60.70%	39.30%	100.00%	5.69%
Optimum Small-Mid Cap Value Fund	47.22%	52.78%	100.00%	66.26%
____________________

(A)	and (B) are based on a percentage of the Fund’s total distributions.
(C)	is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
—	100.00%	—	100.00%	6.06%	66.02%

For the fiscal year ended March 31, 2021, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short- Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2021, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

		Qualified
	Qualified	Short-Term
	Interest Income	Capital Gains
Optimum Fixed Income Fund	$44,578,325	$38,673,865
Optimum International Fund	—	4,561,182
Optimum Large Cap Value Fund	—	1,855,274
Optimum Small-Mid Cap Growth Fund	—	116,380,996
Optimum Small-Mid Cap Value Fund	—	25,201,046

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,102,199. The gross foreign source income earned during the fiscal year 2021 by the Fund was $15,975,873.

The percentage of the ordinary dividends reported by Optimum Fixed Income Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 48.59%.

Board consideration of Sub-Advisory Agreement with Baillie Gifford Overseas Limited at meeting held March 24, 2021

At a meeting held March 24, 2021, the Board of Trustees, including a majority of disinterested or independent Trustees, approved a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Delaware Management Company (“DMC” or “Management”) and Baillie Gifford Overseas Limited (“Baillie Gifford”) for Optimum International Fund (the “Fund”). Baillie Gifford replaced EARNEST Partners LLC (“Earnest”) as a sub-advisor to the Fund as of April 28, 2021.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about Baillie Gifford, including its personnel, operations, and financial condition, which had been provided by Baillie Gifford. The Board also reviewed material furnished by DMC (with the assistance of its consultant, LPL Financial LLC (“LPL”)), including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by Baillie Gifford; research and analysis concerning DMC’s proposal of Baillie Gifford; a description of Baillie Gifford’s proposed sub-advisory fees under the Sub-Advisory Agreement, along with fees that Baillie Gifford charges other comparable investment companies or accounts; information concerning Baillie Gifford’s organizational structure and the experience of its investment management personnel; a “due diligence” summary report describing various material items in relation to Baillie Gifford’s personnel, organization and policies; copies of Baillie Gifford’s Form ADV, compliance policies and procedures and its Code of Ethics; and a copy of the Sub-Advisory Agreement.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent legal counsel their duties and obligations in connection with the review of the Sub-Advisory Agreement and discussed, in detail, the matters related to such approval. The materials prepared by Management specifically in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by Baillie Gifford, the Board specifically considered that the Sub-Advisory Agreement contains substantially similar provisions to those in the prior Earnest sub-advisory agreement, except for the provisions relating to the sub-advisory fees and to Baillie Gifford’s domicile of Scotland. The Board reviewed materials provided by Baillie Gifford regarding the experience and qualifications of personnel who will be responsible for managing the portion of Optimum International Fund to be sub-advised by Baillie Gifford. The Board also placed weight on the projected performance of a representative Baillie Gifford portfolio that utilized the investment process and parameters that would be employed by Baillie Gifford on behalf of its portion of Optimum International Fund (the “Baillie Gifford Account”). The Board also considered that Baillie Gifford would serve as a sub-advisor of Optimum International Fund with another sub-advisor, Acadian Asset Management LLC (“Acadian”). The Board considered the compatibility of the two sub-advisors’ investment philosophies and methodologies that they would each employ for Optimum International Fund. Lastly, the Board took into account that Baillie Gifford has historically focused on providing downside market risk protection for its clients. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by Baillie Gifford to Optimum International Fund and its shareholders and was confident in the abilities of Baillie Gifford to provide quality services to Optimum International Fund and its shareholders.

Investment performance. The Board reviewed information on the projected performance of the Baillie Gifford Account over various time periods. The Board also reviewed a “combination analysis” showing various performance metrics that would have resulted from combining the performance of the Baillie Gifford Account with the performance of Acadian in managing its portion of Optimum International Fund over various time periods. The Board noted Management’s belief, based on the historical combination analysis, that the investment strategy to be employed by Baillie Gifford on behalf of its portion of Optimum International Fund would be a good complement to that followed by Acadian, and Baillie Gifford’s investment strategy would provide a better balance to Acadian’s investment philosophy as compared the investment strategy utilized by Earnest. The Board believed such information and analysis evidenced the benefits to Optimum International Fund and quality of portfolio management services expected to be provided by Baillie Gifford under the Sub-Advisory Agreement.

(continues)	171

Other Fund information
(Unaudited)
Optimum Fund Trust

Board consideration of Sub-Advisory Agreement with Baillie Gifford Overseas Limited at meeting held March 24, 2021

Sub-advisory fees. In considering the appropriateness of the sub-advisory fees to be charged by Baillie Gifford, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by Baillie Gifford, as more fully described above. The Board noted that Baillie Gifford’s sub-advisory fees are paid by DMC and are not additional fees borne by Optimum International Fund. The Board also noted that the sub-advisory fees to be paid by DMC to Baillie Gifford were the product of arms-length negotiations between DMC and Baillie Gifford, and the Board considered the allocation of the investment management fees charged to the Fund between DMC and Baillie Gifford in light of the nature, extent and quality of the investment management services provided, and to be provided by, DMC and Baillie Gifford. In particular, the Board was provided with a description of fees to be charged by Baillie Gifford under the Sub-Advisory Agreement for Optimum International Fund, which showed them to be slightly higher than the sub-advisory fees charged by Earnest under its sub-advisory agreement at the Fund’s current amount of assets under management. The Board discussed the impact that the differences in fees would have on DMC’s profitability. The Board also was provided with information showing that Baillie Gifford’s sub-advisory fees for Optimum International Fund were competitive with those charged by Baillie Gifford to other comparable investment companies or accounts, and was informed by Management that Baillie Gifford’s sub-advisory fees were competitive with fees of other investment managers being considered as possible sub-advisors to the Fund. The Board also noted that the management fee paid by Optimum International Fund to DMC would stay the same at current asset levels. Based upon such facts, the Board believed that the fees to be charged by Baillie Gifford under the Sub-Advisory Agreement were acceptable in relation to the services being provided.

Profitability, economies of scale, and fall-out benefits. Information about Baillie Gifford’s profitability from its relationship with Optimum International Fund was not available because it had not begun to provide services to Optimum International Fund. The Trustees noted that economies of scale are shared with Optimum International Fund and its shareholders through investment management fee breakpoints so that as Optimum International Fund grows in size, its effective investment management fee rate declines. The Board was also provided with information on potential fall-out benefits derived or to be derived by Baillie Gifford in connection with its relationship to Optimum International Fund, such as soft dollar arrangements and commissions paid to affiliated broker/dealers, as applicable.

Board of trustees and officers addendum
Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex[1] Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES

Brett W. Wright[2]	Trustee, President, and	Since March 29, 2019	Head of Client Solutions Group, Macquarie	6	None
610 Market Street	Chief Executive Officer		Investment Management — Americas
Philadelphia, PA 19106			(2016-Present)
February 1970			Head of Third-Party Distribution — Macquarie
Investment Management[3]
(2014-2016)

Robert Pettman[2]	Trustee	Since June 21, 2019	Executive Vice President, Product and Platform	6	None
610 Market Street			Management
Philadelphia, PA 19106			(2005-Present)
June 1979

INDEPENDENT TRUSTEES

Robert J. Christian	Chairman and Trustee	Chairman since	Private Investor	6	Trustee — FundVantage
610 Market Street		March 19, 2009	(2006-Present)		Trust (34 mutual funds)
Philadelphia, PA 19106		Trustee since			(2007-Present)
February 1949		November 1, 2007			Trustee — Third Avenue
Trust (3 mutual funds)
(2019-Present)
Trustee — Third Avenue
Variable Series Trust
(1 mutual fund)
(2019-Present)

Durant Adams Hunter	Trustee	Since July 17, 2003	Managing Partner — Ridgeway Partners	6	None
610 Market Street			(Executive recruiting)
Philadelphia, PA 19106			(2004-Present)
November 1948

Pamela J. Moret	Trustee	Since October 1, 2013	Private Investor	6	Director — Blue Cross
610 Market Street			(2015–Present)		Blue Shield of Minnesota
Philadelphia, PA 19106			Chief Executive Officer — brightpeak financial		(2014-Present)
February 1956			(2011-2015)
Senior Vice President — Thrivent Financial for
Lutherans
(2002-2015)

Stephen P. Mullin	Trustee	Since July 17, 2003	President — Econsult Solutions, Inc. (2013-	6	None
610 Market Street			Present)
Philadelphia, PA 19106
February 1956

Robert A. Rudell	Trustee	Since July 17, 2003	Private Investor	6	Director and Independent
610 Market Street			(2002-Present)		Chairman — Heartland
Philadelphia, PA 19106					Funds (3 mutual funds)
September 1948					(2005-Present)

Jon Socolofsky	Trustee	Since July 17, 2003	Private Investor	6	None
610 Market Street			(2002-Present)
Philadelphia, PA 19106			President — H&S Enterprises of Minocqua,
March 1946			LLC (Commercial real estate developer)
(2005-2019)

(continues)	173

Board of trustees and officers addendum
Optimum Fund Trust

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex[1] Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer

Susan M. Stalnecker	Trustee	Since December 14,	Senior Advisor — Boston Consulting Group	6	Trustee — Duke University
610 Market Street		2016	(2016-Present)		Health System, Audit
Philadelphia, PA 19106			Vice President — Productivity & Shared		Committee member
January 1953			Services — E.I. du Pont de Nemours and		(2010-Present)
			Company		Director — Leidos
			(2012-2016)		(2016-Present)
Director — Bioventus
(2018-Present)

OFFICERS

David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served in various	6	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA 19106	Secretary	Counsel since May 2015;	Investment Management.[3]
December 1963		Secretary since October
2005

Daniel V. Geatens	Senior Vice President,	Since	Daniel V. Geatens has served in various	6	None[4]
610 Market Street	Treasurer, and Chief	September 20, 2007	capacities at different times at Macquarie
Philadelphia, PA 19106	Financial Officer		Investment Management.[3]
October 1972

Richard Salus	Senior Vice President	Since January 1, 2006	Richard Salus has served in various capacities	6	None[4]
610 Market Street			at different times at Macquarie Investment
Philadelphia, PA 19106			Management.[3]
October 1963

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent. Mr. Geatens also serves as the Chief financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.
[4]	Messrs. Connor, Geatens, and Salus also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Investment manager
Delaware Management Company, a series
Brett Wright	David F. Connor	of Macquarie Investment Management
Head of Client Solutions Group, Macquarie	Senior Vice President,	Business Trust, Philadelphia, PA
Asset Management – Americas	General Counsel, and Secretary
	Optimum Fund Trust	National distributor
Robert Pettman	Philadelphia, PA	Delaware Distributors, L.P.
Executive Vice President, Product and		Philadelphia, PA
Platform Management	Daniel V. Geatens
	Senior Vice President, Treasurer,	Shareholder servicing, dividend
Robert J. Christian	and Chief Financial Officer	disbursing, and transfer agent
Private Investor	Optimum Fund Trust	Delaware Investments Fund
	Philadelphia, PA	Services Company
Durant Adams Hunter		610 Market Street
Managing Partner – Ridgeway Partners	Richard Salus	Philadelphia, PA 19106-2354
Senior Vice President
Pamela J. Moret	Optimum Fund Trust	For shareholders, securities dealers
Private Investor	Philadelphia, PA	and financial institutions
representatives
Stephen P. Mullin		800 914-0278
President – Econsult Solutions, Inc.
Website
Robert A. Rudell		optimummutualfunds.com
Private Investor

Jon Socolofsky
Private Investor

Susan M. Stalnecker
Senior Advisor – Boston Consulting
Group

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky
Susan M. Stalnecker

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $159,180 for the fiscal year ended March 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $159,155 for the fiscal year ended March 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended March 31, 2021 and March 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 4, 2021

DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Chief Financial Officer
Date:	June 4, 2021